UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2020 Annual Meeting and Proxy Statement

2020 PROXY STATEMENT

Broadridge Financial Solutions, Inc.

Broadridge

Dear Stockholders

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc. Our 2020 Annual Meeting will be held on Thursday, November 19, 2020, at 9:00 a.m. Eastern Time.

You can attend our virtual 2020 Annual Meeting online, vote, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BR20.

Broadridge delivered strong fiscal year 2020 operating and financial results in a challenging time. As we all know, the Covid-19 pandemic has thrown the world’s economies and markets into disarray, and its impact on people and communities, including our own, has been profound and continues to be felt. Add to that an increasing focus on the issue of racial injustice, and it is clear that we are in the midst of a unique moment in our history.

This is a moment that is testing the strength and resilience of both individuals and companies, and it has been inspiring to see Broadridge’s associates around the world stepping up, supporting our co-workers, clients, and families while staying engaged in our communities. While the pandemic prevented in-person annual shareholder meetings, Broadridge’s Virtual Shareholder Meeting solution enabled over 1,500 companies to hold their meetings this year.

At our 2020 Annual Meeting, our stockholders will elect our Board of Directors and vote on several other important items. I will report on our fiscal year 2020 financial performance at the meeting, and the members of the Board and I will also answer questions from our stockholders.

Whether or not you plan to attend the 2020 Annual Meeting, please read our 2020 Proxy Statement for important information on each of the proposals, and our practices in the areas of corporate governance and executive compensation. Our 2020 Annual Report to Stockholders contains information about our financial performance.

Please provide your voting instructions by telephone or the Internet, or by returning a proxy card or voting instruction form. Your vote is important to us and our business and we strongly urge you to cast your vote.

I look forward to our annual meeting, and I hope you will join us to hear more about Broadridge.

Sincerely,

Timothy C. Gokey
Chief Executive Officer

October 6, 2020

Notice of Annual Meeting of Stockholders

The 2020 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., a Delaware corporation, will be held on Thursday, November 19, 2020, at 9:00 a.m. Eastern Time.

You can attend the 2020 Annual Meeting online, vote your shares, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/BR20. Be sure to have the Control Number we have provided to you to join the meeting.

At the meeting, stockholders will be asked to vote on the following:
●	Election of 10 nominees to the Board of Directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified
●	Advisory vote to approve the compensation of our Named Executive Officers
●	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2021
●	Stockholder Proposal on Political Disclosures
In addition, the Board of Directors may transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on September 24, 2020 are entitled to vote at the 2020 Annual Meeting.

We began distributing a Notice of Internet Availability of Proxy Materials, the 2020 Proxy Statement, the 2020 Annual Report to Stockholders, and proxy card/voting instruction form, as applicable, to stockholders on October 6, 2020.

By Order of the Board of Directors,

Maria Allen
Secretary

October 6, 2020

BROADRIDGE 2020 PROXY STATEMENT	1

Proxy Statement for Annual Meeting of Stockholders

This Proxy Statement is furnished to the stockholders of Broadridge Financial Solutions, Inc. (the “Company” or “Broadridge”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the "Board") for use at the 2020 Annual Meeting of Stockholders of the Company (the "2020 Annual Meeting" or the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Annual Meeting of Stockholders	Time and Date	9:00 a.m. Eastern Time, November 19, 2020
	Attend Virtual Meeting	www.virtualshareholdermeeting.com/BR20
	Record Date	September 24, 2020
	Voting	Stockholders as of the Record Date are entitled to vote. Each share of the Company's common stock, par value $0.01 per share (the "Common Stock”) is entitled to one vote for each director nominee and one vote for each of the other proposals. There is no cumulative voting.

The Annual Meeting will be a completely virtual meeting. You can attend online, vote, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20.

Voting Information

We hope you will exercise your rights and fully participate as a stockholder. It is very important that you vote to play a part in the future of our Company. You do not need to attend the Annual Meeting to vote your shares.

If you hold your shares through a broker, bank or nominee, your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the appointment of our independent registered public accountants for fiscal year 2021), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares by telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or nominee before the date of the Annual Meeting.

The following table summarizes the proposals to be considered at the Annual Meeting and the Board's voting recommendation with respect to each proposal.

	PROPOSALS	MORE INFORMATION	BOARD’S RECOMMENDATION	BROKER DISCRETIONARY VOTING ALLOWED?	ABSTENTIONS AND BROKER NON-VOTES	VOTES REQUIRED FOR APPROVAL
PROPOSAL 1	Election of Directors	Page 13	FOR Each Nominee	No	Do not count for all four proposals (no effect)	Majority of votes cast required for each proposal
PROPOSAL 2	Advisory Vote to Approve the Compensation of our Named Executive Officers	Page 49	FOR	No
PROPOSAL 3	Ratification of Appointment of Independent Registered Public Accountants for Fiscal Year 2021	Page 94	FOR	Yes
PROPOSAL 4	Stockholder Proposal on Political Disclosures	Page 97	AGAINST	No

2	BROADRIDGE 2020 PROXY STATEMENT

Vote Right Away

Advance Voting Methods and Deadlines

Even if you plan to attend our virtual Annual Meeting, please read this Proxy Statement with care and vote right away using one of the following methods.

You will need the Control Number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

The telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on November 18, 2020.

If your shares are held in a brokerage account or by a bank or other nominee, your ability to vote by telephone or the Internet depends on your broker’s voting process. Please follow the directions provided to you by your broker, bank or nominee.

Voting During the Annual Meeting

You may also vote during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20 and following the instructions. You will need the Control Number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Questions and Answers About the Annual Meeting and Voting

Please see the section entitled “About the Annual Meeting and These Proxy Materials” beginning on page 102 for answers to common questions on the rules and procedures about the proxy and annual meeting process.

BROADRIDGE 2020 PROXY STATEMENT	3

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Information about our Board Nominees (page 18)

The following table provides summary information about each Board nominee. Each director stands for election annually. Detailed information about each nominee’s background, skill set and areas of experience can be found beginning on page 18 of this Proxy Statement.

DIRECTOR	PRIMARY OCCUPATION	COMMITTEE MEMBERSHIPS	DIRECTOR SINCE
Leslie A. Brun	Chairman and Chief Executive Officer, SARR Group, LLC	Lead Independent Director	2007
Pamela L. Carter	Retired President, Cummins Distribution Business, division of Cummins Inc.	Audit—Chair Governance and Nominating	2017
Richard J. Daly	Executive Chairman, Broadridge		2007
Robert N. Duelks	Former Executive, Accenture plc	Audit Governance and Nominating—Chair	2009
Timothy C. Gokey	Chief Executive Officer, Broadridge		2019
Brett A. Keller	Chief Executive Officer, priceline.com LLC	Audit Compensation	2015
Maura A. Markus	Former President and Chief Operating Officer, Bank of the West	Audit Compensation	2013
Thomas J. Perna	Chairman of the Board of Trustees, Amundi Pioneer Mutual Fund Group	Audit Governance and Nominating	2009
Alan J. Weber	Chief Executive Officer, Weber Group LLC	Audit Compensation—Chair	2007
Amit K. Zavery	Vice President and Head of Platform for Google Cloud, Google, LLC	Audit	2019

4	BROADRIDGE 2020 PROXY STATEMENT

Proxy Statement Summary

Board Nominee Information Matrix

Our Board strives to maintain a highly independent, balanced and diverse group of directors that collectively possess the expertise to ensure effective oversight and be responsible stewards of our stockholders' interests.

KNOWLEDGE, SKILLS AND EXPERIENCE	L. BRUN	P. CARTER	R. DALY	R. DUELKS	T. GOKEY	B. KELLER	M. MARKUS	T. PERNA	A. WEBER	A. ZAVERY
Independence	✔	✔		✔		✔	✔	✔	✔	✔
Other Public Company Board Experience	✔	✔	✔		✔		✔	✔	✔	
Financial Services	✔	✔	✔	✔	✔		✔	✔	✔	
Technology	✔		✔	✔	✔	✔		✔	✔	✔
Financial Expertise/ Literacy	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Executive Experience	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Sales/ Marketing			✔	✔	✔	✔	✔	✔		✔
International Business Experience	✔	✔	✔	✔	✔	✔	✔	✔	✔	✔
Corporate Governance	✔	✔	✔					✔		
Legal/ Regulatory/ Government		✔	✔					✔		
Associations/ Public Policy		✔					✔	✔		

BOARD NOMINEE TENURE	L. BRUN	P. CARTER	R. DALY	R. DUELKS	T. GOKEY	B. KELLER	M. MARKUS	T. PERNA	A. WEBER	A. ZAVERY
Years	13	3	13	11	1	5	7	11	13	1

BROADRIDGE 2020 PROXY STATEMENT	5

Proxy Statement Summary

Race or Ethnicity: Mr. Brun, Ms. Carter and Mr. Zavery self-identify as racially or ethnically diverse. Mr. Brun identifies as Black/African American, Ms. Carter identifies as Black/African American, and Mr. Zavery identifies as Indian/South Asian.

6	BROADRIDGE 2020 PROXY STATEMENT

Proxy Statement Summary

Our Corporate Governance Policies Reflect Best Practices (page 31)

The Company believes good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Company and its stockholders. The Board of Directors monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of stockholder interests.

The following table summarizes certain corporate governance practices and facts including certain highlighted enhancements approved in 2020:

Board of Directors

•	Strong Independent Board Leadership

•	Majority Independent Directors—8 of the 10 Director Nominees are Independent

•	Annual Election of Directors by Majority of Votes Cast

•	Required to Offer to Resign if Do Not Receive Majority of Votes Cast

•	Robust Stock Ownership Guidelines and Holding Period Requirements

•	Annual Board and Committee Evaluation Process

•	Mandatory Retirement Age of 72

•	Annual Board Compensation Limits

•	Audit Committee Members Cannot Serve on More Than Three Public Company Audit Committees

•	Expected to Attend the Annual Meeting of Stockholders

•	Lead Independent Director Available to Major Stockholders

Stockholder Rights

•	Proxy Access

•	No Poison Pill

•	Stockholders Owning 20% of the Voting Power of Outstanding Shares of Common Stock are able to Call Special Meeting
Executive Compensation

•	Annual Say on Pay Stockholder Vote

►	Comprehensive Clawback Policy applicable in circumstances beyond financial restatements

•	Prohibition on Hedging, Pledging and Short Sales of our Securities

•	Double-trigger Change in Control Plan Requires Termination Following Change in Control (“CIC”)

►	Amended Change in Control Plan to Shorten Protection Period

•	No Repricing of or Discount Stock Options

•	No Dividends or Dividend Equivalents on Unvested Equity Awards

•	Robust Stock Ownership Guidelines and Retention and Holding Period Requirements

•	No Employment Agreements

•	No Excise Tax Gross-ups

•	Restrictive Covenant Agreements

•	Modest Perquisites

•	Significant Portion of Named Executive Officers’ Target Total Direct Compensation (“TDC”) is Performance Based

BROADRIDGE 2020 PROXY STATEMENT	7

Proxy Statement Summary

Covid-19 Response

As we navigate the Covid-19 pandemic, the well-being of our associates and our ability to fulfill our client service commitments are our highest priorities. We have taken numerous steps in support of these priorities, the most substantive of which are described below.

Our response began with a work-from-home policy at our Asia-Pacific facilities. As the pandemic became more widespread, we activated our global business continuity plan and instituted work-from-home mandates for all of our non-production associates worldwide. At the same time, we also took strong measures to ensure the safety of our production associates. Working closely with our on-site medical teams and third-party experts, we implemented the most stringent safety and disinfecting measures in our facilities to mitigate the spread of the virus. We removed economic pressure to work by providing extended leave for those who are ill, quarantined, or have a family member in a high-risk group.

Our resilient technology platforms processed remarkable market volumes and seamlessly managed extreme volatility during March and April, supporting our clients. We also supported companies’ commitment to get timely communications and disbursements to their customers and shareholders. From distributing billions of dollars of dividend checks, to sending and receiving voting information, to providing investors with timely trade confirmations and account statements, Broadridge kept open the essential flow of information from our clients to their customers.

Also, while the pandemic prevents in-person annual shareholder meetings, our technology and associates ensure that companies can conduct their annual meeting safely to enable continued shareholder engagement. Broadridge’s Virtual Shareholder Meeting solution enabled over 1,500 companies to hold their meetings during 2020.

This year, in response to the impact the Covid-19 pandemic and the global recession have had on the communities in which we operate, we have committed to make $1.5 million in charitable donations. Of that amount, we have made $1 million in grants to support charities and schools globally in 12 of our largest operating regions. These funds focus on organizations targeting hunger relief for vulnerable populations, as well as critical medical services and equipment and school equipment for remote learning. The remaining $500,000 supported the charitable giving of our associates to double-match charitable donations they made to Covid-19 related causes.

Sustainability (page 41)

Our sustainability framework includes strong corporate governance practices and policies in fostering a culture of integrity, managing a better performing and sustainable business and achieving long-term stockholder value, investment in our communities, promoting inclusion and diversity across our organization and among our vendors, combatting slavery and human trafficking in our operations and supply chains, and promoting a sustainable environment through efficient business initiatives and alternatives all of which benefit our clients, stakeholders and associates. Through this sustainability framework, we further our commitment to conducting our business effectively and with uncompromising honesty and integrity and find meaningful ways to engage with our communities.

Our 2020 Sustainability Report and information on our environmental, social and governance (“ESG”) efforts are available on our website at www. broadridge.com/about/sustainability. Information contained on our website is not incorporated into or a part of this Proxy Statement.

8	BROADRIDGE 2020 PROXY STATEMENT

Proxy Statement Summary

Select Performance Highlights (page 53)

For more complete information about our financial performance, please review the Company’s annual report for the fiscal year ended June 30, 2020 on Form 10-K (the “2020 Form 10-K”).

In fiscal year 2020, despite the impact of the Covid-19 pandemic on our operations and the economic downturn, we achieved another year of strong financial performance, including 10% recurring fee revenue growth, 8% Non-GAAP Adjusted earnings per share (“EPS”) growth, and record closed sales results. These strong financial results enabled the Company to generate total shareholder return of 76% for the three-year period ended June 30, 2020, resulting in performance within the top quartile of companies in the S&P 500® Index (“S&P 500”) over the three-year period.

Company Performance Snapshot

FINANCIAL HIGHLIGHTS

(dollars in millions, except per share amounts)

GAAP
Non-GAAP Adjusted(1)
Compensation Adjusted(2)
Total Revenues
$4,362
$4,529
+4%
2019
2020
Earnings Before Income Taxes ("EBT")
$607
$580
-5%
$701
$743
+6%
$712
$744
+5%
2019
2020
2019
2020
2019
2020
Recurring Fee Revenues
$2,760
$3,036
+10%
2019
2020
Fee-Based Revenues
$2,902
$3,078
+6%
$2,933
$3,039
+4%
2019
2020
2019
2020
Closed Sales
$233
$239
+2%
2019
2020
EPS
$4.06
$3.95
-3%
$4.66
$5.03
+8%
$4.83
$5.02
+4%
2019
2020
2019
2020
2019
2020

(1)
Note that the adjusted measures presented in this section are not presented in accordance with U.S. generally accepted accounting principles (“Non-GAAP”). For information on the Company’s use of Non-GAAP financial measures, see ‘‘Non-GAAP Financial Measures’’ on page 75 of this Proxy Statement.

(2)
Our performance-based compensation uses Non-GAAP financial measures that are further adjusted as set forth in the 2018 Omnibus Award Plan. We refer to these measures as “Compensation Adjusted” measures. For information on the Company’s use of Compensation Adjusted metrics, see pages 75-76 of this Proxy Statement.

BROADRIDGE 2020 PROXY STATEMENT	9

Proxy Statement Summary

STRONG CAPITAL RETURN TO STOCKHOLDERS

(dollars in millions)

$846 million returned to stockholders through dividends and share repurchases in fiscal years 2019 and 2020

Dividends
Share Repurchases
$578
$367
$211
$269
$27
$241
2019
2020

ACQUISITIONS

(dollars in millions)

$694 million invested in acquisitions in fiscal years 2019 and 2020

$355
$339
2019
2020

2020

ClearStructure FINANCIAL TECHNOLOGY
Portfolio management solutions for the private debt markets

Funds Library
Fund document and data dissemination for the European market

2019

TDA Custody and Trust Assets
Trust and Custody

RPM TECHNOLOGIES
Canadian provider of enterprise wealth management software solutions

ROCKALL
Securities-based lending and collateral management solutions

10	BROADRIDGE 2020 PROXY STATEMENT

Proxy Statement Summary

Actual Performance-Based Compensation of Named Executive Officers

As a result of the Company’s strong financial performance in fiscal years 2019 and 2020, the Company’s executive officers listed in the Summary Compensation table of this Proxy Statement (“Named Executive Officers” or “NEOs”) earned the following performance-based cash incentive award and long-term equity incentive award payouts (excluding stock options) in fiscal year 2020 reflecting the Company’s performance.

The compensation presented in this table differs from the compensation presented in the Summary Compensation table, which can be found on page 78 of this Proxy Statement, and is not a substitute for such information.

NAME	CASH INCENTIVE			LONG-TERM INCENTIVE
	Cash Incentive Target ($)	Achievement as % of Target	Cash Incentive Payout ($)	Target at Time of Grant ($)	Target Units Granted October 1, 2018	Long-Term Incentive (“LTI”) Achievement (%)	LTI Units Vesting April 1, 2021	Restricted Stock Units (“RSUs”) Vesting (as of June 30, 2020) ($)(1)
Timothy C. Gokey Chief Executive Officer (“CEO”)	$1,350,000	109%	$1,468,800	$2,106,250	16,630(2)	120%	19,956	$2,518,248
James M. Young Former Corporate Senior Vice President (“SVP”) and Chief Financial Officer (“CFO”)(4)	$ 611,573	105%	$ 642,457	$ 975,000	7,552	120%	9,062	$1,143,534
Richard J. Daly Executive Chairman	$ 937,500	109%	$1,020,000	$3,500,000	27,112(3)	120%	32,534	$4,105,465
Christopher J. Perry President	$ 896,974	116%	$1,043,630	$ 445,000	3,447	120%	4,136	$ 521,922
Robert Schifellite SVP, Investor Communication Solutions (“ICS”)	$ 729,230	117%	$ 856,299	$ 666,500	5,163	120%	6,195	$ 781,747

(1)	Based on the closing price of our Common Stock of $126.19 per share on June 30, 2020.

(2)	Mr. Gokey was appointed CEO in January 2019. Mr. Gokey’s long-term incentive target includes an award of 10,070 annual performance-based RSUs ($1,300,000) granted on October 1, 2018, while he was serving as Chief Operating Officer (“COO”), and an award of 6,560 performance-based RSUs ($806,250) granted on November 8, 2018, in recognition of his promotion to the role of CEO.

(3)	Mr. Daly’s October 1, 2018 annual performance-based RSU grant reflects the award granted while he was serving as CEO.

(4)	Mr. Young left the Company on August 31, 2020, therefore all of his unvested equity awards have been forfeited.

BROADRIDGE 2020 PROXY STATEMENT	11

Proxy Statement Summary

Pay is Aligned to Company Performance (page 49)

Broadridge’s compensation programs are designed to align the interests of our executives with the interests of our stockholders. For this reason, the mix of compensation elements for the Named Executive Officers, and particularly for the CEO, is heavily weighted towards variable, performance-based compensation.

As discussed in the 2020 Financial Performance Highlights section beginning on page 53 of this Proxy Statement, despite the operational challenges and general economic headwinds experienced as a result of the Covid-19 pandemic, Broadridge demonstrated another year of solid growth in fiscal year 2020.

In line with the Company’s strong overall financial performance in fiscal year 2020, the annual cash incentive payments for the Named Executive Officers ranged from 105% to 117% of their targets. In addition, because of our strong EPS performance in fiscal years 2019 and 2020, performance-based RSU awards were earned at 120% of their target amounts.

Each year, the Company provides stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers (the “Say on Pay Vote”). At the 2019 annual meeting of stockholders (the “2019 Annual Meeting”), stockholders continued their strong support of our executive compensation program with approximately 95% of the votes cast in favor of the proposal (excluding broker non-votes).

Based on the outcome of the annual Say on Pay Vote, the Compensation Committee believes that the Company’s current executive compensation program is aligned with the interests of the Company’s stockholders. Accordingly, the Compensation Committee decided to retain the core elements and pay-for-performance design of our executive compensation program for fiscal year 2020.

12	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Upon the recommendation of the Governance and Nominating Committee, our Board has nominated the 10 directors identified on the following pages for election at the 2020 Annual Meeting. Each nominee has consented to be nominated and, if elected, to serve on the Board until the next annual meeting of stockholders and until their successors are elected and qualified or until their death, resignation, retirement or removal.

All of the nominees are currently Broadridge directors who were elected by stockholders at the 2019 Annual Meeting.

Directors are elected annually by a majority of the votes cast at the annual meetings of stockholders. In an uncontested election, any incumbent director who fails to receive a majority of the votes cast is required to promptly submit an offer to resign from the Board. The Governance and Nominating Committee will recommend to the Board whether to accept or reject the director's offer to resign. The Board will act on the offer to resign within 90 days from the date of the certification of election results.

Director Nomination Process

When seeking candidates as Board members, the Governance and Nominating Committee may solicit suggestions from incumbent directors, management or stockholders. The Committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the provisions of the Company's Amended and Restated By-laws (the "By-laws") requiring that stockholder submissions be submitted to the Company's Secretary at 5 Dakota Drive, Lake Success, New York 11042 or emailing our Secretary at maria.allen@broadridge.com, in a timely manner and include the information called for in the By-laws concerning (a) the potential nominee, and (b) the person proposing the nomination. The Governance and Nominating Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee.

The By-laws provide that under certain circumstances, a stockholder, or group of up to 50 stockholders, who have maintained continuous ownership of at least three percent of our Common Stock for at least three years may nominate and include a specified number of director nominees in our annual meeting proxy statement. The number of stockholder-nominated candidates appearing in our annual meeting proxy statement cannot exceed 25% of the number of directors then serving on the Board.

From time to time, the Governance and Nominating Committee may retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Governance and Nominating Committee has identified as desired in director candidates.

The Board's membership criteria and nomination procedures are set forth in the Corporate Governance Principles. The Corporate Governance Principles do not provide for a fixed number of directors but provide that the optimum size of the Board is 8 to 12 directors.

After conducting an initial evaluation of a potential candidate, the Governance and Nominating Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate's request, they may also meet with management. If the Governance and Nominating Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate's election to the full Board.

BROADRIDGE 2020 PROXY STATEMENT	13

Proposal 1—Election of Directors

Nominee Qualifications

Under the Company's Corporate Governance Principles, a majority of the Board must be comprised of directors who are independent based on the applicable rules of the New York Stock Exchange ("NYSE") and the Securities and Exchange Commission (“SEC”). The NYSE rules provide that the Board is required to affirmatively determine which directors are independent and to disclose such determination for each annual meeting of stockholders. No director will be deemed to be independent unless the Board affirmatively determines that the director has no material relationship with the Company, either directly or as an officer, stockholder or partner of an organization that has a relationship with the Company. In its review of director independence, the Board considers all relevant facts and circumstances, including without limitation, all commercial, banking, consulting, legal, accounting, charitable or other business relationships any director may have with the Company in conjunction with the Corporate Governance Principles and Section 303A of the NYSE's Listed Company Manual (the "NYSE Listing Standards").

On August 4, 2020, the Board reviewed each director's relationship with us and affirmatively determined that all of the directors, other than Mr. Gokey and Mr. Daly, are independent under the NYSE Listing Standards. Mr. Gokey and Mr. Daly were determined to not be independent due to their positions as our CEO and our Executive Chairman, respectively.

The Board and Governance and Nominating Committee consider the following factors and principles in evaluating and selecting director nominees:

RELEVANT EXPERIENCE: The Board should include individuals with experience in areas relevant to the strategy and operations of the Company's businesses such as technology services, or industries that Broadridge serves such as banking and financial services

HIGH-LEVEL MANAGERIAL EXPERIENCE: Directors should have established strong professional reputations and experience in positions with a high degree of responsibility or be leaders in the companies or institutions with which they are affiliated

CHARACTER AND INTEGRITY: Directors should be individuals with a reputation for integrity and with sufficient time available to devote to the affairs of the Company in order to carry out their responsibilities

DIVERSE BACKGROUND: The Board should have a diverse composition, which could include members with diverse backgrounds and perspectives, including diverse professions, race, culture, ethnicity, gender and sexual orientation

SKILLS COMPLEMENT EXISTING BOARD EXPERTISE: The interplay of a nominee's background and expertise with that of other Board members and the extent to which a candidate may make contributions to the Board or a committee should be considered

Board Nominee Information Matrix

The following matrix provides information regarding our Board nominees including demographic information such as whether they are gender, racially, or ethnically diverse, and certain types of knowledge, skills, experiences and attributes possessed by one or more of our directors which our Board believes are relevant to our business and industry. While our Governance and Nominating Committee considers the knowledge, skills, experiences and attributes listed below in the director nomination process, the matrix does not encompass all of the knowledge, skills, experiences or attributes of our Board nominees, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a Board nominee does not possess it. In addition, our Governance and Nominating Committee retains the right to modify such knowledge, skills, experiences and attributes it considers in the Board nomination process from time to time as it deems appropriate.

14	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

BROADRIDGE 2020 PROXY STATEMENT	15

Proposal 1—Election of Directors

Knowledge, Skills and Experience
Independence: "Independent" pursuant to the applicable rules of the NYSE and the SEC.

Other Public Company Board: Experience is important in understanding the various and complex reporting responsibilities of public reporting companies and understanding corporate governance trends and commonly faced issues of public companies.

Financial Services: Experience assists our directors in understanding and reviewing our business and strategy and providing insight into our financial services clients.
Technology: Experience is important in understanding our business and strategy and providing insight into the needs of our clients and target markets.

Financial Expertise/Literacy: Experience assists our directors in understanding, monitoring and overseeing our financial reporting and internal controls and understanding our operating and strategic performance.

Sales/Marketing: Experience is important in understanding our business and strategy and relevant in identifying and developing the markets for our products and services.

International Business: Experience operating in a global context by managing international enterprises, residence abroad, and studying other cultures enables oversight of how the Company navigates a global marketplace, and helps the Board understand diverse business environments, economic conditions and cultures and assess global business opportunities.

Corporate Governance: Experience supports our goals of strong Board and management accountability, transparency, protection of stockholder interests and provides insight into developing practices consistent with our commitment to excellence in corporate governance.

Legal/Regulatory/Government: Experience assists our directors in understanding and reviewing the context in which our services are provided and supports our Board's oversight of our regulated businesses.

Associations/Public Policy: Experience supports our Board's oversight in analyzing public policy and regulation relevant to the Company's business and operations.

16	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Race or Ethnicity: Mr. Brun, Ms. Carter and Mr. Zavery self-identify as racially or ethnically diverse. Mr. Brun identifies as Black/African American, Ms. Carter identifies as Black/African American, and Mr. Zavery identifies as Indian/South Asian.

Each of the director nominees for election at the 2020 Annual Meeting holds or has held senior executive positions in large, complex organizations, and many hold or have held the role of chief executive officer. This experience demonstrates their ability to perform at the highest levels. In these positions, they have gained experience in core business skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and marketing. This experience enables them to provide sound judgment concerning the issues facing a large public corporation in today's environment, provide oversight of these areas at the Company and evaluate our performance.

The Corporate Governance Principles provide that the Board take diversity into account in determining the Company's slate of nominees. In keeping with this commitment to diversity, four of our eight independent director nominees are women or racially or ethnically diverse individuals.

The Governance and Nominating Committee and the Board have evaluated each of the director nominees against the factors and principles used to select director nominees. Based on this evaluation, they have concluded that it is in the best interests of the Company and its stockholders for each of the proposed director nominees on pages 18-27 below to continue to serve as a director of the Company.

BROADRIDGE 2020 PROXY STATEMENT	17

Proposal 1—Election of Directors

Information About the Nominees

Leslie A. Brun

Age 68, is our Lead Independent Director since 2019 and has been a member of our Board since 2007. Mr. Brun served as our Chairman of the Board from 2011 to 2019.

Lead Independent Director

Mr. Brun has been the Chairman and Chief Executive Officer of SARR Group, LLC, an investment holding company, since 2006. He is currently Senior Advisor of G100 Companies, a unique business partnership that combines the world's best C-level learning communities with premier professional services firms. From 2011 to 2013, he was a Managing Director at CCMP Capital, a global private equity firm. Previously, from 1991 to 2005, Mr. Brun served as founder, Chairman and Chief Executive Officer of Hamilton Lane Advisors, a private markets investment firm. From 1988 to 1990, he served as co-founder and Managing Director of the investment banking group of Fidelity Bank. Mr. Brun is a former trustee of Widener University, the University at Buffalo Foundation, Inc. and The Episcopal Academy in Merion, Pennsylvania.

Specific Experience, Qualifications, Attributes or Skills:
•	Extensive finance, management, and financial advisory experience
•	Operating, executive and management experience, including as chief executive officer of an investment holding company
•	Financial expertise and financial literacy
•	Financial services and technology industry experience and knowledge
•	International business experience
•	Corporate governance experience

Other Public Company Directorships:
Current
•	CDK Global, Inc., Non-Executive Chairman (since 2014)
•	Merck & Co., Inc. - Director (since 2008) - Lead Independent Director (since 2014)
•	Corning, Inc., Director (since 2018)
Former
•	Automatic Data Processing, Inc. ("ADP") -Director (2003-2015) -Chairman of the Board of Directors (2007-2015)
•	Hewlett Packard Enterprise Company, Director (2015-2018)

18	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Pamela L. Carter

Age 71, is the Chair of the Audit Committee and a member of the Governance and Nominating Committee. Ms. Carter has been a member of our Board since 2017.

Independent Director

Ms. Carter is the retired President of Cummins Distribution Business, a division of Cummins Inc., a global manufacturer of diesel engines and related technologies. She assumed that role in 2008 and served in that position until she retired in 2015. She previously served as President—Cummins Filtration, then as Vice President and General Manager of Europe, Middle East and Africa business and operations for Cummins Inc. since 1999. Ms. Carter served as Vice President and General Counsel of Cummins Inc. from 1997 to 1999. Prior to joining Cummins Inc., she served as the Attorney General for the State of Indiana from 1993 to 1997. In 2010, Ms. Carter was appointed to the Export-Import Bank of the U.S. Sub-Saharan Africa Advisory Council.

Specific Experience, Qualifications, Attributes or Skills:
•	Extensive global management, operational and executive experience
•	Financial services experience
•	Financial expertise and financial literacy
•	International business experience
•	Corporate governance experience
•	Legal/regulatory/government experience
•	Association/public policy experience

Other Public Company Directorships:
Current
•	Enbridge Inc., Director (since 2017)
•	Hewlett Packard Enterprise Company, Director (since 2015)
Former
•	Spectra Energy Corp., Director (2007-2017)
•	CSX Corp., Director (2010-2020)

BROADRIDGE 2020 PROXY STATEMENT	19

Proposal 1—Election of Directors

Richard J. Daly

Age 67, is our Executive Chairman since 2019 and has been a member of our Board since 2007.

Management

Mr. Daly served as our CEO from 2007 to 2019, and as our President from 2014 to 2017. Prior to the 2007 spin-off of Broadridge from ADP, Mr. Daly served as Group President of the Brokerage Services Group of ADP ("BSG"), as a member of the Executive Committee and a Corporate Officer of ADP since June 1996. In his role as President at ADP, he shared the responsibility of running BSG and was directly responsible for our ICS business, Broadridge's largest business. Mr. Daly joined ADP in 1989, as Senior Vice President of BSG, following ADP's acquisition of the proxy services business he founded. He is a member of the Advisory Board of the National Association of Corporate Directors, and the Board of Directors of the SIFMA Foundation.

Specific Experience, Qualifications, Attributes or Skills:
•	Former CEO experience brings unique perspective and insights into the Company, including its businesses, relationships, competitive, financial and regulatory positioning, senior leadership and strategic opportunities and challenges
•	Founder of the ICS business
•	Extensive financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience
•	Corporate governance experience

Other Public Company Directorships:
Former
• The ADT Corporation, Director (2014-2016)

20	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Robert N. Duelks

Age 65, is the Chair of the Governance and Nominating Committee and a member of the Audit Committee. Mr. Duelks has been a member of our Board since 2009.

Independent Director

Mr. Duelks is a former executive of Accenture plc, having served for 27 years in various capacities until his retirement in 2006. Throughout his tenure at Accenture, Mr. Duelks held multiple roles and had responsibilities, including and ranging from local client service, regional operations management to management of global offerings. While at Accenture, he served on multiple leadership committees, including the Board of Partners, the Management Committee and the Executive and Operating Committee for the Global Financial Services Operating Group. Mr. Duelks has served as an advisor to the senior executives of Tree Zero, a manufacturer of 100% tree free paper products since 2010. He is the former Chairman and a current Emeritus Trustee of the Board of Trustees of Gettysburg College, and he previously served as a member of the Advisory Board for the Business School at Rutgers University.

Specific Experience, Qualifications, Attributes or Skills:
•	Extensive experience in the management and operation of a technology and consulting services business
•	Financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience

BROADRIDGE 2020 PROXY STATEMENT	21

Proposal 1—Election of Directors

Timothy C. Gokey

Age 59, is our CEO and has been a member of our Board since 2019.

Management

Mr. Gokey has been our CEO and a member of our Board since January 2019. Mr. Gokey joined Broadridge in 2010 as Chief Corporate Development Officer, with responsibility for the Company's growth initiatives, including sales and marketing, strategy, mergers and acquisitions, partnerships, and other growth-related activities. From 2012 to 2019, he served as Broadridge's Chief Operating Officer with responsibility for all Broadridge business units, technology, and operations in India. Mr. Gokey was appointed President of Broadridge in 2017. Prior to joining Broadridge, Mr. Gokey was President of the Retail Tax business at H&R Block from 2004. Previously, he was at McKinsey & Company, a global consulting firm, where he led McKinsey's North American Financial Services Sales and Marketing Practice. Mr. Gokey is a member of the board of directors of the Partnership for New York City. He has also served on the board of vestry of St. John's Episcopal Church, Cold Spring Harbor, New York.

Specific Experience, Qualifications, Attributes or Skills:
•	CEO's unique perspective and insights into the Company, including its businesses, relationships, competitive and financial positioning, senior leadership and strategic opportunities and challenges
•	Operating, executive and management experience at a major global company
•	Financial services and technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience

Other Public Company Directorships:
Current
• C.H. Robinson Worldwide, Inc., Director (since 2017)

22	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Brett A. Keller

Age 52, is a member of the Audit Committee and the Compensation Committee. Mr. Keller has been a member of our Board since 2015.

Independent Director

Mr. Keller is the Chief Executive Officer of priceline.com LLC ("priceline.com"), a leading provider of online travel services, and a subsidiary of Booking Holdings, Inc., a position he has held since 2016. Prior to his appointment as Chief Executive Officer, he served as priceline.com's Chief Operating Officer in 2016, and as its Chief Marketing Officer from 2002 to 2015. Mr. Keller joined priceline.com in 1999 and has played a central role in the company's evolution. As Chief Operating Officer, he was responsible for all marketing, technology, and product development areas of the business. As Chief Marketing Officer, he oversaw all global and strategic branding, marketing, distribution, product development and customer led data initiatives for priceline.com. Prior to joining priceline.com, Mr. Keller served as a director of online travel services for Cendant, a consumer services holding company. Mr. Keller sits on the National Advisory Council for the Marriott School of Management at Brigham Young University.

Specific Experience, Qualifications, Attributes or Skills:
•	Operating, executive and management experience as a chief executive officer and chief operating officer
•	Extensive experience in global consumer marketing and sales, including branding, communications, online merchandising, and scaled consumer acquisition
•	Digital and technology industry knowledge, including significant management of search engine marketing, social media, affiliate, user interface and user experience design development, big data, and programmatic disciplines
•	Financial expertise and financial literacy
•	International business experience

BROADRIDGE 2020 PROXY STATEMENT	23

Proposal 1—Election of Directors

Maura A. Markus

Age 63, is a member of the Audit Committee and the Compensation Committee. Ms. Markus has been a member of our Board since 2013.

Independent Director

Ms. Markus is the former President and Chief Operating Officer of Bank of the West, a role she held from 2010 through 2014. She is also a former member of the Board of Directors of Bank of the West and BancWest Corporation, and the Bank's Executive Management Committee. Before joining Bank of the West, Ms. Markus was a 22-year veteran of Citigroup, having most recently served as Head of International Retail Banking in Citibank's Global Consumer Group. She held a number of additional domestic and international management positions including President, Citibank North America from 2000 to 2007. In this position, she also served as Chairman of Citibank West. Ms. Markus also served as Citibank's European Sales and Marketing Director in Brussels, Belgium, and as President of Citibank's consumer business in Greece. Ms. Markus is a former member of The Financial Services Roundtable. She is a member of Year Up Bay Area's Talent and Opportunity Board and is a trustee for the College of Mount Saint Vincent in New York. Ms. Markus is a former board member of Catholic Charities CYO of San Francisco and New York, and Junior Achievement New York.

Specific Experience, Qualifications, Attributes or Skills:
•	Operating, executive and management experience, including as chief operating officer of a large financial services company
•	Extensive experience in the financial services industry
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience
•	Associations/public policy experience

Other Public Company Directorships:
Current
• Stifel Financial Corp., Director (since 2016)

24	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Thomas J. Perna

Age 69, is a member of the Audit Committee and the Governance and Nominating Committee. Mr. Perna has been a member of our Board since 2009.

Independent Director

Mr. Perna has served as the Chairman of the Board of Trustees of the Amundi Pioneer Mutual Fund Group since 2012. Prior to this appointment, he served as a member of the Board of Trustees of the Pioneer Funds from 2006, overseeing approximately 57 open-end and closed-end investment companies in a mutual fund complex. Mr. Perna joined Quadriserv, Inc., a technology products company in the securities lending industry, in 2005, and served in several roles including as Chairman and Chief Executive Officer until 2014. Previously, Mr. Perna served as Senior Executive Vice President of The Bank of New York, now known as The Bank of New York Mellon, in its Financial Institutions Banking, Asset Servicing and Broker Dealer Services sectors, where he was responsible for over 6,000 employees globally. He also served as a Commissioner on the New Jersey Civil Service Commission from 2011 to 2015. Mr. Perna previously served on the Boards of Directors of the Depository Trust & Clearing Corporation, Euroclear Bank S.A., Euroclear Clearance System PLC, and Omgeo PLC. He is a member of a number of banking and securities industry associations.

Specific Experience, Qualifications, Attributes or Skills:
•	Operating, executive and management experience, including as chief executive officer of a provider of technology products to the securities industry
•	Technology industry experience and knowledge
•	Financial expertise and financial literacy
•	Sales and marketing experience
•	International business experience, including management of a global financial services firm
•	Corporate governance experience
•	Government and regulatory experience
•	Association/public policy experience

Other Public Company Directorships:
Current
• Amundi Pioneer Mutual Funds, Chairman of the Board of Trustees (since 2006)

BROADRIDGE 2020 PROXY STATEMENT	25

Proposal 1—Election of Directors

Alan J. Weber

Age 71, is the Chair of the Compensation Committee and a member of the Audit Committee. Mr. Weber has been a member of our Board since 2007.

Independent Director

Mr. Weber has served as the Chief Executive Officer of Weber Group LLC, a private investment firm, since 2008. Mr. Weber retired as Chairman and Chief Executive Officer of U.S. Trust Corporation and as a member of the executive committee of the Charles Schwab Corporation in 2005. Previously, he was the Vice Chairman and Chief Financial Officer of Aetna Inc., where he was responsible for corporate strategy, capital management, information technology, investor relations and financial operations. He also held a number of senior level positions at Citibank N.A., where he worked from 1971 to 1998, including as Chairman of Citibank International and Executive Vice President of Citibank. During his tenure at Citibank, Mr. Weber oversaw operations in approximately 30 countries, including assignments in Japan, Italy and Latin America. He is also on the Board of Directors of Street Diligence LLC, a private company and was, until the sale of the company in 2018, the Chairman of the Board of Managers of KGS Holdings, LP. In addition, Mr. Weber serves as a member of the Board of Directors of DCTV, a New York based charitable organization.

Specific Experience, Qualifications, Attributes or Skills:
•	Operating, executive and management experience, including as chief executive officer and chief financial officer of global financial services firms
•	Expertise in finance, financial reporting, compliance and controls
•	Audit Committee Financial Expert
•	Experience in information technology businesses
•	International business experience

Other Public Company Directorships:
Former
•	Diebold Nixdorf Inc., Director (2005–2019)
•	SandRidge Energy, Inc. (2013–2016)

26	BROADRIDGE 2020 PROXY STATEMENT

Proposal 1—Election of Directors

Amit K. Zavery

Age 49, is a member of the Audit Committee. Mr. Zavery has been a member of our Board since 2019.

Independent Director

Mr. Zavery is a Vice President and Head of Platform for Google Cloud at Google, LLC, a position he has held since March 2019. Previously, he served in numerous senior leadership roles during his 24 years at Oracle Corporation. Most recently, he was Executive Vice President and General Manager of Oracle Cloud Platform and Middleware products. He led Oracle's product vision, design, development, operations and go-to-market strategy for its cloud platform, middleware and analytics portfolio, and oversaw a global team of more than 4,500 engineers.

Specific Experience, Qualifications, Attributes or Skills:
•	Global operating, executive and management experience
•	Digital and technology industry knowledge
•	Financial expertise and financial literacy
•	Extensive experience in global sales and marketing
•	International business experience

Required Vote

Each director nominee receiving a majority of the votes cast at the 2020 Annual Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected, provided that a quorum is present. Abstentions and broker non-votes will be included in determining whether there is a quorum. In determining whether such nominees have received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors Recommends that you Vote FOR the Election of All Nominees

BROADRIDGE 2020 PROXY STATEMENT	27

Director Compensation

Fiscal Year 2020 Non-Management Director Compensation

The compensation of our non-management directors is determined by the Compensation Committee upon review of recommendations from the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”).

All of our directors are non-management directors, other than Mr. Gokey and Mr. Daly, who are our CEO and our Executive Chairman, respectively. The compensation paid to Mr. Gokey and Mr. Daly is reflected in the Summary Compensation table on page 78 of this Proxy Statement. Mr. Gokey and Mr. Daly do not receive any additional cash or equity compensation for their participation on the Board.

Non-Management Director Compensation Structure

(1)	The directors may defer their cash compensation under the Broadridge Director Deferred Compensation Plan (the “Deferred Compensation Plan”) into DSUs.
(2)	DSUs and stock options vest at grant.
(3)	Lead Independent Director additional retainer is paid $72,500 in cash and $57,500 in equity (split evenly between DSUs and stock options). Committee chair retainers are paid in cash.

Cash Compensation. Non-management directors received an annual retainer and meeting fees for each Board meeting and each committee meeting attended as a committee member. All retainers and meeting fees are paid in cash on a quarterly basis.

Directors may participate in the Deferred Compensation Plan which allows them to defer cash compensation into grants of DSUs that settle in shares of Common Stock. The number of DSUs awarded is determined by dividing the quarterly cash payment by the closing price of the Common Stock on the day before cash payments are made. This election is made annually prior to the beginning of the calendar year in which the retainers and fees are earned and is irrevocable for the entire calendar year. Accounts are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board. Participants’ DSUs convert to shares of Common Stock upon their departure from the Board in either a lump sum amount or installments for up to five years, as previously elected by the director.

Equity Compensation. Non-management directors received annual grants of stock options and DSUs under the 2018 Omnibus Award Plan (the “2018 Omnibus Plan”) approved by the Company’s stockholders at the 2018 Annual Meeting. The number of shares comprising each director’s equity awards is determined at the time of grant based on a 30-day average stock price prior to the distribution of meeting materials, and, for stock options, the binomial stock option valuation method.

28	BROADRIDGE 2020 PROXY STATEMENT

Director Compensation

●	All stock options are granted with an exercise price equal to the closing price of Common Stock on the date of grant. All stock options granted to our non-management directors are fully vested upon grant and have a term of 10 years. Following separation from service on the Board, stock options held by directors expire at the earlier of the expiration of the option term and three years.

●	All DSUs are granted at the same time as stock options, are fully vested upon grant, and will settle as shares of Common Stock upon the director’s separation from service on the Board. DSUs are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board.

Stockholder-Approved Cap on Pay. Our stockholders approved a cap on non-management director pay as part of the 2018 Omnibus Plan. The cap imposes an annual limit of $750,000 on cash fees paid and equity awards that may be granted to any non-management director during the fiscal year. Our current compensation program for non-management directors is well below this limit.

Stock Ownership Guidelines. The stock ownership guidelines for the non-management directors provide that each non-management director is expected to accumulate an amount of Common Stock or DSUs equal in value to 10 times their annual cash retainer. Stock option awards and cash-settled phantom stock will not count as shares of Common Stock for purposes of this calculation.

In addition, the guidelines provide that:

●	A non-management director should retain at least 50% of the net profit shares realized after the exercise of stock options until the 10 times annual cash retainer ownership level is reached. Net profit shares are the shares remaining after the sale of shares to fund payment of the stock option exercise price, tax liability and transaction costs owed due to exercise.

●	After the ownership level is met, the non-management director must continue to hold at least 50% of future net profit shares for one year.

Due to the holding requirement, there is no minimum time period in which the directors are required to achieve the stock ownership multiple.

All of our non-management directors have met the stock ownership multiple, other than Mr. Keller, Ms. Carter and Mr. Zavery, who joined the Board in 2015, 2017 and 2019, respectively, and are making progress toward meeting the multiple.

Other Compensation. Non-management directors may participate in the Broadridge Matching Gift Program (the “Matching Gift Program”) up to a maximum Company contribution of $10,000 per calendar year.

The non-management directors are also reimbursed for their reasonable expenses in connection with attending Board and committee meetings and other Company events.

BROADRIDGE 2020 PROXY STATEMENT	29

Director Compensation

The table below sets forth the compensation paid to our non-management directors in fiscal year 2020:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Leslie A. Brun	$162,500	$105,046	$97,018	—	$364,564
Pamela L. Carter	$128,750	$ 77,352	$71,367	$10,000	$287,469
Robert N. Duelks	$120,750	$ 77,352	$71,367	$10,000	$279,469
Brett A. Keller	$109,500	$ 77,352	$71,367	$ 2,500	$260,719
Stuart R. Levine(5)	$ 60,000	—	—	$ 6,500	$ 66,500
Maura A. Markus	$113,250	$ 77,352	$71,367	$10,000	$271,969
Thomas J. Perna	$111,000	$ 77,352	$71,367	—	$259,719
Alan J. Weber	$128,250	$ 77,352	$71,367	$20,000	$296,969
Amit K. Zavery	$102,750	$ 77,352	$71,367	$ 7,000	$258,469

(1)	Represents the amount of cash compensation paid for fiscal year 2020 Board and committee service. Several directors deferred fiscal year 2020 cash compensation under the Deferred Compensation Plan: 525 DSUs (Mr. Keller), 1,479 DSUs (Ms. Markus), 1,679 DSUs (Mr. Weber), and 909 DSUs (Mr. Zavery).

(2)	Represents the aggregate grant date fair value of the annual DSU awards granted during fiscal year 2020 (excluding DSUs granted under the Deferred Compensation Plan), computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 15, “Stock-Based Compensation” to the Consolidated Financial Statements in our 2020 Form 10-K (“2020 Consolidated Financial Statements”) for the relevant assumptions used to determine the valuation of these awards. The total number of DSUs outstanding for each non-management director as of June 30, 2020 is as follows: 23,319 (Mr. Brun); 2,196 (Ms. Carter); 16,190 (Mr. Duelks); 5,172 (Mr. Keller); 10,152 (Ms. Markus); 16,190 (Mr. Perna); 16,190 (Mr. Weber); and 653 (Mr. Zavery). These amounts include DSUs credited during fiscal year 2020 and exclude DSUs granted pursuant to deferral elections under the Deferred Compensation Plan.

(3)	Represents the aggregate grant date fair value of option awards granted during fiscal year 2020 computed in accordance with FASB ASC Topic 718. See Note 15, “Stock-Based Compensation” to the 2020 Consolidated Financial Statements for the relevant assumptions used to determine the valuation of these awards. The total number of stock options outstanding for each non-management director as of June 30, 2020, all of which are exercisable, is as follows: 97,875 (Mr. Brun); 9,565 (Ms. Carter); 67,324 (Mr. Duelks); 23,176 (Mr. Keller); 26,558 (Ms. Markus); 67,324 (Mr. Perna); 67,324 (Mr. Weber); and 2,657 (Mr. Zavery).

(4)	Represents Company-paid contributions made to qualified tax-exempt organizations under the Matching Gift Program on behalf of the non-management directors. Amounts shown reflect total Company matching contributions in each fiscal year, and therefore may be greater than the calendar year maximum.

(5)	Due to an age limitation for election to the Board in our Corporate Governance Principles, Mr. Levine did not seek re-election to the Board and retired from the Board effective as of the 2019 Annual Meeting.

30	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Board Meeting Attendance

Our Corporate Governance Principles provide that directors are expected to attend regular Board meetings, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Our Board met 10 times during fiscal year 2020. Each of our directors attended 100% of the meetings of the Board and of the committees on which they served during fiscal year 2020.

Board Leadership Structure

Our Corporate Governance Principles do not specify a policy with respect to the separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or a non-management director. The Board recognizes that there is no single, generally accepted approach to providing Board leadership, and given the dynamic and competitive environment in which we operate, the Board’s leadership structure may vary as circumstances warrant.

The Board determined that the leadership of the Board is currently best conducted by a Chairman. The Chairman provides overall leadership to the Board in its oversight function, while the CEO provides leadership with respect to the day-to-day management and operation of our business. We believe the separation of the offices allows the Chairman to focus on managing Board matters and allows the CEO to focus on managing our business. To further enhance the objectivity of the Board, the directors, other than Mr. Gokey and Mr. Daly, are independent.

EXECUTIVE CHAIRMAN

Mr. Daly serves as our Executive Chairman. The Board believes Mr. Daly’s service in this role as our former CEO enhances management continuity and provides a valuable resource for Mr. Gokey in his role as CEO.

The Executive Chairman has the following duties and responsibilities as Chairman of the Board:

Calling Board and stockholder meetings	Presiding at Board and stockholder meetings	Establishing Board meeting agendas, subject to approval of the Lead Independent Director

In addition, Mr. Daly is an advisor to the CEO on important initiatives including regulatory matters, digital adoption and retail shareholder engagement.

BROADRIDGE 2020 PROXY STATEMENT	31

Corporate Governance

LEAD INDEPENDENT DIRECTOR

Given that Mr. Daly is not an independent director under applicable NYSE and SEC rules, Mr. Brun serves as Lead Independent Director to maintain the strong leadership of independent directors. The Board believes that this structure provides the Company and the Board with strong leadership, continuity of experience given Mr. Daly’s role, and appropriate independent oversight. The Board believes that having a Lead Independent Director vested with key duties and responsibilities and three independent Board committees chaired by independent directors provides a formal structure for strong independent oversight of the Executive Chairman and the Company’s management team.

The Lead Independent Director’s duties and responsibilities include:

Presiding at all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors

Serving as liaison between the Executive Chairman and the independent directors

Approving meeting schedules, agendas and materials for the Board

The authority to call meetings of the independent directors

Acting as liaison between the independent directors and the CEO

If requested by major stockholders, ensuring his or her availability for consultation and direct communication

32	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Committees of the Board

The Board has three standing committees, each of which is comprised solely of independent directors and is led by an independent Chair: Audit Committee, Compensation Committee, and Governance and Nominating Committee.

Audit Committee

Number of Meetings in 2020: 7 Committee Chair: Pamela L. Carter

CURRENT MEMBERS:	PRIMARY RESPONSIBILITIES

Pamela L. Carter Robert N. Duelks Brett A. Keller Maura A. Markus Thomas J. Perna Alan J. Weber (Financial Expert) Amit K. Zavery

The Audit Committee has a charter under which its responsibilities and authorities include assisting the Board in overseeing the following:

•     The Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance

•     The Company’s auditing, accounting and financial reporting processes generally

•     The integrity of the Company’s financial statements and other financial information provided by the Company to its stockholders and the public

•     The Company’s compliance with legal and regulatory requirements

•     The performance of the Company’s Internal Audit Department and independent registered public accountants

In addition, in the performance of its oversight duties and responsibilities, the Audit Committee also reviews and discusses with management the Company’s quarterly financial statements and earnings press releases as well as financial information and earnings guidance included therein; reviews periodic reports from management covering changes, if any, in accounting policies, procedures and disclosures; reviews management’s assessment of the effectiveness of internal control over financial reporting to ensure compliance with Section 404 of the Sarbanes-Oxley Act of 2002; and reviews and discusses with the Company’s internal auditors and with its independent registered public accountants the overall scope and plans of their respective audits.

INDEPENDENCE AND FINANCIAL EXPERT

The Board has determined that each of the members of the Audit Committee is independent as defined by NYSE Listing Standards and the rules of the SEC applicable to audit committee members. The Board has determined that Mr. Weber qualifies as an audit committee financial expert as defined in the applicable SEC rules, and that all Audit Committee members are financially literate.

Audit Committee members are prohibited from serving on more than three public company audit committees.

BROADRIDGE 2020 PROXY STATEMENT	33

Corporate Governance

Compensation Committee

Number of Meetings in 2020: 6 Committee Chair: Alan J. Weber

CURRENT MEMBERS:	PRIMARY RESPONSIBILITIES

Brett A. Keller Maura A. Markus Alan J. Weber

The Compensation Committee has a charter under which its responsibilities and authorities include:

•     Reviewing the Company’s compensation strategy

•     Reviewing the performance of senior management

•     Reviewing the risks associated with the Company’s compensation programs

•     Approving the compensation of the CEO, Executive Chairman and all other executive officers

•     Reviewing and making recommendations to the Board regarding the director compensation program

In addition, the Compensation Committee administers the Company’s equity-based compensation plans and takes such other action as may be appropriate or as directed by the Board to ensure that the compensation policies of the Company are reasonable and fair.

As necessary, the Compensation Committee consults with FW Cook as its independent compensation consultant to advise on matters related to our executive officers’ and directors’ compensation and general compensation programs.

INDEPENDENCE

The Board has determined that each member of the Compensation Committee is independent as defined by NYSE Listing Standards. In addition, each member of the Compensation Committee is independent for purposes of the applicable SEC and tax rules.

34	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Governance and Nominating Committee

Number of Meetings in 2020: 3 Committee Chair: Robert N. Duelks

CURRENT MEMBERS:	PRIMARY RESPONSIBILITIES

Pamela L. Carter Robert N. Duelks Thomas J. Perna

The Governance and Nominating Committee has a charter, under which its responsibilities and authorities include:

•     Identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each of the Company’s annual meeting of stockholders

•     Ensuring that the Audit, Compensation and Governance and Nominating Committees have the benefit of qualified and experienced independent directors

•     Developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company

•     Receiving reports from and advising management on the Company’s ESG strategy, policies and programs

INDEPENDENCE The Board has determined that each member of the Governance and Nominating Committee is independent as defined by NYSE Listing Standards.

Executive Sessions of Independent Directors

The independent directors hold regularly scheduled executive sessions of the Board and its committees without Company management present. These executive sessions are chaired by the Lead Independent Director at Board meetings or by the independent Committee Chairs at committee meetings. The independent directors met in executive session at all of the regularly scheduled Board and committee meetings held in 2020. In addition, at least once a year, our independent directors meet to review the Compensation Committee’s annual review of the CEO and Executive Chairman.

Annual Board and Committee Evaluation Process

The Board conducts an evaluation of its performance and effectiveness as well as that of the three committees on an annual basis. The purpose of the evaluation is to track progress in certain areas targeted for improvement from year to year and to identify ways to enhance the Board’s and committees’ effectiveness. As part of the evaluation, each director completes a written questionnaire developed by the Governance and Nominating Committee to provide feedback on the effectiveness of the Board, the committees on which they serve, as well as each individual director’s own contributions. The collective ratings and comments of the directors are compiled and then presented to the Governance and Nominating Committee by its Chair, and to the full Board for discussion and action.

BROADRIDGE 2020 PROXY STATEMENT	35

Corporate Governance

The Board’s Role in Risk Oversight

The responsibilities of the Board include oversight of the Company’s risk management processes. The Board has two primary methods of overseeing risk. The first method is through the Company’s Enterprise Risk Management (“ERM”) process which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the Board’s committees.

Enterprise Risk Management Process

The goal of the ERM process is to provide an ongoing procedure, effected at all levels of the Company across each business unit and corporate function, to identify and assess risk, monitor risk, and agree on mitigating action. Central to Broadridge’s risk management process is its Risk Committee, which oversees management’s identification and assessment of the key risks in the Company and reviews the controls management has in place with respect to these risks. The Risk Committee is comprised of executive officers and senior executives of the Company.

A subcommittee of the Risk Committee, the Cybersecurity Council, provides additional oversight of Broadridge’s cybersecurity risks. The Cybersecurity Council is comprised of senior executives representing a number of disciplines. The Cybersecurity Council meets regularly, and reports on its activities and the progress of its initiatives are regularly provided to the Audit Committee. The Cybersecurity Council also provides a summary of its activities to the full Board.

Management established the ERM process to ensure a complete Company-wide approach to risk over five distinct but overlapping core areas:

STRATEGIC	the risks that could impede the Company from achieving its strategic vision and goals

FINANCIAL	the risks related to maintaining accurate financial statements, and timely and complete financial disclosures

OPERATIONAL	the risks in the processes, people and technology the Company employs to achieve its strategy, normal business operations and cybersecurity

COMPLIANCE	the risks related to the Company’s legal and regulatory compliance requirements and violations of laws

REPUTATIONAL	the risks that impact the Company’s reputation including failing to meet the expectations of its clients, investors, employees, regulators or the public

36	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Role of the Board and Committees

In addition to the ERM process, the Board and its Committees oversee specific areas of the Company's risks. The Board delegates oversight for certain risks to each Committee based on the risk categories relevant to the subject matter of the Committee.

BOARD OF DIRECTORS • Strategic, Operational and Reputational risks • The Company’s political activities • The Company’s strategy • Succession planning and executive talent management

AUDIT COMMITTEE

•  Financial risks

•  Certain major business risks including cybersecurity and data privacy

•  Compliance risks (joint with Governance and Nominating Committee)

•  Risks related to related party transactions

COMPENSATION COMMITTEE • Compensation program design risk	GOVERNANCE AND NOMINATING COMMITTEE • Compliance risks (joint with Audit Committee) • Risks related to ESG matters

Board Oversight of Covid-19 Impact

As the Covid-19 pandemic has developed, the Board has received frequent updates on the impact to the Company's associates, operations and clients, and has reviewed with management the various measures taken to protect our associates' health and maintain our services to our clients. This Board oversight included a number of additional Board meetings beginning in March.

The Board's Oversight of Compensation Programs

Management, with the assistance of FW Cook, performed an annual assessment of our compensation objectives, philosophy, and forms of compensation and benefits for all Broadridge employees, including the executive officers, to determine whether the risks arising from such policies or practices are reasonably likely to have a material adverse effect on the Company. A report summarizing the results of this assessment was reviewed and discussed with the Compensation Committee.

BROADRIDGE 2020 PROXY STATEMENT	37

Corporate Governance

The Compensation Committee concluded that Broadridge's compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.

The key design features in our compensation programs that support this conclusion are:

•	The compensation program's mix between fixed and variable compensation, annual and long-term compensation, and cash and equity compensation is designed to encourage strategies and actions that are in Broadridge's and its stockholders' long-term best interests

•	Equity awards with multi-year vesting periods provide for significant long-term wealth creation for executive officers when the Company provides meaningful total shareholder return over a sustained period

•	The Compensation Committee reviews and approves executive officer objectives to ensure that goals are aligned with the Company's business plans, achieve the proper risk/reward balance, and do not encourage unnecessary or excessive risk taking

•	Incentive-based compensation of the executive officers is subject to recovery under Broadridge's clawback policy

•	Broadridge maintains robust stock ownership guidelines and retention and holding period requirements

•	Broadridge maintains a "double-trigger" Change in Control Severance Plan for Corporate Officers (the "CIC Plan") and an Officer Severance Plan (the "Officer Severance Plan") in order to retain executives while ensuring that they make the best decisions for the Company

The Board's Role in Strategy Oversight

One of the Board's key responsibilities is overseeing the Company's strategy. All of our directors have an obligation to keep informed about the Company's business and strategy so they can provide guidance to management in formulating and developing plans and knowledgeably exercise their decision-making authority on matters of importance to the Company. Our Board regularly discusses the key priorities of our Company and advises on the Company's long-term strategy.

•	Annually, the Board conducts an extensive review of the Company's long-term strategic plan including its annual operating plan and acquisition performance.

•	Throughout the year and at almost every Board meeting, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company's progress against its strategic goals.

•	Throughout the year and at almost every Audit Committee meeting, the Audit Committee members receive presentations on the status of the Company's acquisitions.

•	Our independent directors also hold regularly scheduled executive sessions without Company management present, at which strategy is discussed.

The Board's Role in Succession Planning and Talent Management

The Board believes that succession planning and talent management are vital to Broadridge's success. The Board is actively engaged and involved in executive officer talent management and provides input on important decisions in this area. The Board reviews the Company's executive talent management strategy which includes a discussion of the Company's leadership bench and succession plans with a focus on key positions at the senior officer level. High potential leaders are given exposure and visibility to Board members through formal presentations, informal events and one-on-one meetings.

More broadly, Broadridge is focused on developing an inclusive and respectful work environment that allows our associates to reach their full potential professionally. The success of Broadridge's associates is key to the Company's success, and the Board works with management to provide oversight on a broad range of human capital management topics including culture, compensation, benefits, recruiting and development programs, retention and diversity and inclusion.

38	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Director Attendance at Annual Meetings

Our directors are expected to attend the Company's annual meeting of stockholders. All of our directors who were members of our Board at the time attended the 2019 Annual Meeting.

Communications with the Board of Directors

All interested parties who wish to communicate with the Board or any of the non-management directors, may do so by sending a letter to the Company's Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042 or emailing our Secretary at maria.allen@broadridge.com, and specifying the intended recipient. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate director will be available to any non-management director who wishes to review it. The Governance and Nominating Committee, on behalf of the Board, will review any letters it may receive concerning the Company's corporate governance processes and will make recommendations to the Board based on such communications.

Corporate Governance Documents

Corporate Governance Principles

The Board adopted the Corporate Governance Principles to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board and its committees, individual directors and management should perform their functions. The Board reviews the Corporate Governance Principles annually.

Code of Business Conduct and Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code of Business Conduct") and a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the "Code of Ethics") which applies to among others, the Company's principal executive officer, principal financial officer and chief accounting officer. The Company will post on its website any amendment to the Code of Business Conduct or the Code of Ethics and any waiver of the Code of Business Conduct or the Code of Ethics granted to any of its directors or executive officers to the extent required by applicable rules.

Website Access to Corporate Governance Documents

Copies of the charters of the committees of the Board, Corporate Governance Principles, Code of Business Conduct, and Code of Ethics are available on our Investor Relations website at www.broadridge-ir.com under the heading "Governance" or by writing to the Company's Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042 or emailing our Secretary at maria.allen@broadridge.com.

Certain Relationships and Related Transactions

The Company maintains a written Related Party Transactions Policy. Under this policy, any transaction between the Company and a "related person" in which such related person has a direct or indirect material interest must be submitted to our Audit Committee for review, approval, or ratification.

A "related person" means a director, executive officer or beneficial holder of more than five percent of the Company's outstanding Common Stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of 10% or greater direct or indirect equity interest. Our directors and executive officers must promptly inform our General Counsel of any plan to engage in a potential related party transaction.

This policy requires our Audit Committee to be provided with full information concerning the proposed transaction, including the risks and benefits to the Company and the related person, any alternative means by which to obtain like products or services, and the terms of a similar transaction with an unaffiliated third party. In considering whether to approve any such transaction, the Audit Committee will consider all relevant facts and circumstances, including

BROADRIDGE 2020 PROXY STATEMENT	39

Corporate Governance

the nature of the interest of the related person in the transaction and the terms of the transaction. Specific types of transactions are excluded from review under the policy, such as, for example, transactions in which the related person's interest derives solely from his or her service as a director of another entity that is a party to the transaction.

In fiscal year 2020, the Company did not engage in any related party transaction in which the amount involved exceeded $120,000. In addition, the Code of Business Conduct prohibits Company personnel, including members of the Board, from exploiting their positions or relationships with Broadridge for personal gain. The Code of Business Conduct provides that there shall be no waiver of any part of the Code of Business Conduct, except by a vote of the Board or a designated committee, which will ascertain whether a waiver is appropriate and ensure that the waiver is accompanied by appropriate controls designed to protect Broadridge. We expect that any amendments to the Code of Business Conduct, or any waivers of its requirements, will be disclosed on our Investor Relations website at www.broadridge-ir.com under the heading "Governance.”

Stockholder Engagement

We believe that regular, transparent communication with our stockholders is essential to our long-term success. Throughout the year, members of our management team regularly engage with our stockholders to ensure that we are addressing their questions or concerns. We do this through the participation of our CEO, CFO and Head of Investor Relations at industry and investment community conferences, investor road shows, and analyst meetings both in our offices and in the offices of current and potential institutional investors. We provide several ways for our stockholders to communicate with us, including by email and telephone. During fiscal year 2020, members of our management team met with representatives of many of our top institutional stockholders to discuss our business strategy, financial performance, capital stewardship program, governance practices, executive compensation, and various other matters. Management shares with the Board any concerns raised by our stockholders. In addition, our Lead Independent Director is available to meet with our major stockholders, and in fiscal year 2020 he met with representatives of one of our large stockholders to discuss governance matters. We have had success engaging with our stockholders to understand their questions or concerns, and we remain committed to these efforts on an ongoing basis. We welcome feedback from all stockholders, who can contact our Investor Relations team by calling 516-472-5129 or by emailing broadridgeir@broadridge.com.

Political Contributions

We believe it is in the best interests of the Company and its stockholders to engage constructively and responsibly in the public policy and political process to advance and protect our long-term interests. Therefore, we participate in the development of public policy that addresses issues affecting our industry, business, products, clients, associates and communities. We do so in various ways, including educational outreach to elected officials on key public policy issues related to the Company's business, facilitating voluntary political giving by eligible associates and directors through the Broadridge Financial Solutions Political Action Committee (the "Broadridge PAC"), and membership in trade associations that help to advance our business objectives. The Company's political activities and related spending reflects the interests of the Company and its stockholders, and not those of any individual director, officer or associate.

The Board has adopted a Political Contributions Policy to help ensure that any political contributions and expenditures are done in a manner consistent with the Company's commitment to the highest standards of ethics and business integrity and to protect and enhance stockholder value. In addition, the Board has oversight responsibility for Broadridge PAC spending, corporate expenditures to influence public policy, dues and other contributions to trade associations, and the Company's lobbying priorities and activities.

Our Political Contributions Policy provides that no Company resources, including the use of Company premises, equipment or property, or Company funds, may be contributed to any federal political candidate, political committee (other than for the administrative or solicitation expenses of the Broadridge PAC, as permitted by law), political party, state ballot measure committee or to any other organization for the purpose of attempting to influence elections or ballot measures. Additionally, our Political Contributions Policy prohibits contributions to Internal Revenue Code section 501(c)(4) social welfare organizations.

We invite you to visit our website at www.broadridge.com/about/governance to see our Political Contributions Policy and certain disclosures regarding our political contributions and activities. Information contained on our website is not incorporated into or a part of this Proxy Statement.

40	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Sustainability

Corporate sustainability is the foundation of how we operate our company. We are committed to conducting our business based on a strong sustainability framework focusing on responsible ESG practices. Our commitment to sustainability is a core value driving our commitment to service. We believe there is a direct connection between employee engagement, client satisfaction and the creation of stockholder value—a concept known by many as the Service-Profit Chain. At Broadridge, we put this idea to work not only in our internal policies and procedures but also in our communities, just as we do for our valued partners. We recognize that the stronger our commitments to sustainability practices internally and in the communities around us, the more we are able to provide to the marketplace.

Our sustainability framework includes strong corporate governance practices and policies. Through this sustainability framework, we further our commitment to conducting our business effectively and with uncompromising honesty and integrity and find meaningful ways to engage with our communities.

ESG Governance

The Governance and Nominating Committee of our Board receives reports from and advises management on Broadridge’s ESG strategy, policies and programs. Our Environmental, Social and Governance Committee, a cross-functional executive committee of the Company (the “ESG Committee”), reports to the Governance and Nominating Committee on ESG matters. The ESG Committee also assists senior management on the Company's sustainability strategy, policies and programs.

Culture, Inclusion and Diversity

As a leading provider of technology, communications, and data and analytics solutions to businesses around the world, Broadridge must have the ability to understand, embrace, and operate in a multicultural environment. Our goal is to ensure our associates at every level better represent the diversity of the clients we serve and communities in which we work and that we provide a workplace that fosters a collaborative and supportive culture for our associates.

Broadridge recognizes that developing and maintaining diverse talent and having people of all backgrounds, experiences and identities is a critical component to the Company’s continued growth and success, in providing award-winning service for our clients and, ultimately, in creating value for stockholders. As part of this commitment, Broadridge has adopted the Inclusiveness Pledge (the “Pledge”) which outlines the strategic principles that guide our commitment and actions to promote inclusion and diversity across the organization. The Pledge was adopted by our senior management team, and our CEO, Mr. Gokey, spearheads the Company’s efforts to uphold the principles of the Pledge.

Our commitment to developing a diverse workforce is evidenced by the fact that every year the human capital goals of our CEO's annual cash incentive award contain a component based on increasing executive diversity. In addition, in fiscal year 2021, diverse workforce goals will be cascaded deeper into Broadridge with the Compensation Committee's inclusion of annual diversity goals in the cash incentive award for each of the members of our senior management team including our executive officers.

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Corporate Governance

In addition to these efforts, Broadridge has joined The Board Challenge as a Charter Pledge Partner, a movement to accelerate the pace of change by working together, calling for action and sharing best practices to increase Black board membership. As an organization that already has two Black board members, Broadridge has pledged to support the goal of true and full representation on all boards of directors, and to support and encourage the broader corporate community to accelerate these important changes.

Broadridge also supports a number of associate-led networks where associates with similar backgrounds and interests can find peer support, shape Company policy and culture, receive mentorship from senior members, and develop their careers. In addition, Broadridge has an Executive Diversity Committee which includes members of our senior management team that meets regularly and tracks the Company's progress in promoting diversity and inclusion.

We also aim to do business with diverse suppliers, across gender, race, ethnicity, socio-economic background, sexual orientation, veteran and disability status, as well as mission-driven enterprises. We ensure that our procurement process remains transparent, objective and non-discriminatory in the selection of suppliers. Through quarterly business reviews with our primary suppliers, we encourage the use of minority-owned or women-owned business enterprises as their suppliers and sub-contractors.

We believe that our associates are one of our most important resources. Based on this belief, we strive to provide an environment that supports career enrichment and leadership development opportunities. Through our Broadridge University, we offer a comprehensive suite of online courses and on-site training. Broadridge also has a tuition reimbursement program, and we support participation in external learning opportunities. In addition, Broadridge leaders belong to peer groups that meet eight times a year to explore leadership development and share their personal leadership experiences by discussing and recommending best practices for creating an inclusive and engaging workplace.

Our commitment to maintaining a sustainable business and conducting our business with uncompromising honesty and integrity also extends to our partners. We set forth our standards of fair and ethical behavior for our vendors in our Vendor Code of Conduct. In addition, Broadridge is committed to combatting slavery and human trafficking in its operations and supply chains. To that end, we have adopted a Human Rights Statement of Commitment to explain the steps we take to monitor and eliminate the use of or participation in slavery or human trafficking throughout our business.

Environmental and Sustainability Policies and Practices

We are all stewards of the environment and at Broadridge, we take this responsibility seriously. At Broadridge, we have built a culture based on improving the environment and engage enterprise-wide resources to institute corporate programs that promote a sustainable environment through efficient business initiatives and alternatives benefiting our clients, stakeholders and associates.

As we continue to face the threat of climate change, we are committed to reducing our environmental impact and helping our clients reduce theirs as well. One of our primary initiatives is reducing greenhouse gas ("GHG") emissions by driving digitization and reducing paper usage through decreased volume of physical mail and increasing our own energy efficiency. Broadridge has already eliminated more than 80% of our clients' fund and issuer paper communications through digitization and other alternatives.

We operate daily with a perspective on diminishing our environmental impact through sustainable consumption and production in our facilities. We hold ourselves accountable at the highest environmental, safety, and protection standards. We initiated our GHG reduction journey in 2014, making significant capital investments to reduce our energy use. We regularly disclose detailed information around GHG emissions and resource use at each of our production facilities and provide annual Carbon Disclosure Project ("CDP") reports. We also operate in compliance with all EPA-mandated environmental reporting requirements at all our production facilities.

42	BROADRIDGE 2020 PROXY STATEMENT

Corporate Governance

Our associate-led environmental committee promotes environmental education and awareness by providing peer engagement opportunities in environmental sustainability initiatives. In doing so, associates address environmental challenges that are important to our business, values, and communities. Our associate-led initiatives encourage responsible energy use and waste diversion in both our homes and our workplaces.

Investing in our Communities

We strive to empower not only our associates but also members of our communities. At the heart of our community efforts is the Broadridge Foundation, which identifies meaningful ways to engage with our communities to make a local impact. Through the Broadridge Foundation, we direct resources to charitable causes and develop community-focused action plans with a special focus on education of at-risk youth. These initiatives include providing education to children in India who have been subject to child labor or are physically and mentally challenged through our partnership with the Mamidipudi Venkatarangaiya (MV) Foundation and Sri Vidhyas Centre.

We have also partnered with the SIFMA Foundation in their "Invest It Forward" campaign which promotes financial literacy to young adults, especially those in underserved communities. In addition, with our partner NPower, we provide STEM-related educational opportunities to young adults.

In addition, we enable our associates' community service efforts by providing Broadridge associates with three paid days annually for volunteer service and through our Matching Gift Program, we match the charitable donations of Broadridge associates up to $3,000 per calendar year.

This year, in response to the impact the Covid-19 pandemic and the global recession have had on the communities in which we operate, we have committed to make $1.5 million in charitable donations. Of that amount, we have made $1 million in grants to support charities and schools globally in 12 of our largest operating regions. These funds focus on organizations targeting hunger relief for vulnerable populations, as well as critical medical services and equipment and school equipment for remote learning. The remaining $500,000 supported the charitable giving of our associates to double match charitable donations they made to Covid-19 related causes. We have also committed an additional $1 million in grants to organizations that promote social justice and related causes including the Thurgood Marshall College Fund and the NAACP Legal Defense and Educational Fund.

Our 2020 Sustainability Report and information on our ESG efforts are available on our website at www.broadridge.com/aboutlsustainability. Information contained on our website is not incorporated into or a part of this Proxy Statement.

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Our Executive Officers

NAME	AGE	POSITION
Timothy C. Gokey	59	CEO and Director
Richard J. Daly	67	Executive Chairman
Christopher J. Perry	58	President
Robert Schifellite	62	Corporate Senior Vice President, ICS
Adam D. Amsterdam	59	Corporate Vice President and General Counsel
Thomas P. Carey	49	Corporate Vice President, Global Technology and Operations
Matthew J. Connor	53	Corporate Vice President, Interim CFO
Douglas R. DeSchutter	50	Corporate Vice President, Customer Communications
Robert F. Kalenka	57	Corporate Vice President, ICS, Operations
Michael Liberatore	54	Corporate Vice President, ICS, Mutual Funds
Laura Matlin	61	Corporate Vice President, Deputy General Counsel, Chief Governance Officer and Chief Compliance Officer
Vijay Mayadas	48	Corporate Vice President, Capital Markets
Michael S. Tae	44	Corporate Vice President, Corporate Strategy

Timothy C. Gokey is our CEO and a member of our Board. Mr. Gokey's biographical information is set forth in the "Proposal 1—Election of Directors" section of this Proxy Statement.

Richard J. Daly is the Executive Chairman of our Board and is our former CEO. Mr. Daly's biographical information is set forth in the "Proposal 1—Election of Directors" section of this Proxy Statement.

Christopher J. Perry is our President, having been appointed by the Board effective March 2, 2020. Mr. Perry served as our Corporate Senior Vice President, Global Sales, Marketing and Client Solutions since joining Broadridge in 2014. Prior to joining Broadridge, Mr. Perry held numerous roles at Thomson Reuters and its predecessor, Thomson Financial. He was Global Managing Director of Risk for the Financial & Risk division of Thomson Reuters. In this role, he was the general manager of a global segment and was responsible for overseeing Governance, Risk, Compliance, as well as Pricing and Reference services. From 2011 to 2013, he was President, Global Sales & Account Management at the Financial & Risk division of Thomson Reuters. From 2006 to 2010, he served as President, Americas for Thomson Reuters and its predecessor, Thomson Financial. Earlier in his career, Mr. Perry worked for A-T Financial and PC Quote, after spending many years in institutional trading and retail brokerage with Kemper Financial's Blunt Ellis & Loewi unit.

Robert Schifellite is our Corporate Senior Vice President, ICS. He is the President of our ICS business segment and is responsible for all aspects of that business. In addition to the bank, broker-dealer and corporate issuer solutions businesses within ICS, in fiscal year 2018, Mr. Schifellite assumed responsibility for the Mutual Fund and Retirement Solutions business, and in fiscal year 2019, he assumed responsibility for the Customer Communications business. Mr. Schifellite joined ADP's Brokerage Services Group in 1992 as Vice President, Client Services. In 1996, he was promoted to Senior Vice President and General Manager of ICS. In 2007, when Broadridge became an independent company, he was appointed Corporate Vice President and head of the bank, broker-dealer and corporate issuer solutions businesses of our ICS segment. In 2011, Mr. Schifellite's title was changed from Corporate Vice President to Corporate Senior Vice President of Broadridge.

44	BROADRIDGE 2020 PROXY STATEMENT

Our Executive Officers

Adam D. Amsterdam is our Corporate Vice President and General Counsel. Mr. Amsterdam is responsible for all legal matters related to the Company. Prior to the spin-off, he served as Associate General Counsel and Staff Vice President of ADP since January 2006. Mr. Amsterdam joined ADP in 1991 as Corporate Counsel responsible for the Brokerage Services Group. In 1994, he was promoted to Senior Corporate Counsel of ADP. Mr. Amsterdam was promoted in 1996 to Assistant General Counsel and then again in 2002 to Associate General Counsel of ADP.

Thomas P. Carey is our Corporate Vice President, Global Technology and Operations. He is the President of our Global Technology and Operations business segment, a position he has held since October 2018, and is responsible for all aspects of that business. Prior to this role, Mr. Carey led Broadridge's International business with responsibility for all lines of business in the EMEA and APAC regions from 2017 to 2018. Mr. Carey joined ADP in 1992 and has held various roles with increasing responsibility at ADP and Broadridge, including as head of technology for the international business of ADP's Brokerage Services Group from 2001 to 2004, and Chief Operating Officer of the international business of ADP's Brokerage Services Group from 2004 to 2008. From 2009 to 2017, Mr. Carey led the international business of Broadridge's Global Technology and Operations segment.

Matthew J. Connor is our Corporate Vice President, Interim CFO having been appointed effective on September 1, 2020, replacing James M. Young who left the Company on August 31, 2020. Mr. Connor has served as the chief financial officer of the Company's Global Technology and Operations business since 2015. Prior to this, Mr. Connor, who joined the Company in 2007, has held a variety of roles in finance and business unit leadership, including leading the Company's fixed income securities processing business. Prior to joining the Company, Mr. Connor held senior finance roles at Gartmore Global Investments, First USA and CoreStates Bank.

Douglas R. DeSchutter is our Corporate Vice President, Customer Communications. Mr. DeSchutter is responsible for our Customer Communications business comprising both transactional print and digital solutions, as well as our overall digital strategy. Prior to his appointment to his current role in 2017, Mr. DeSchutter was responsible for our digital solutions business from 2015 to 2016, our U.S. regulatory communication services (proxy and prospectus) from 2012 to 2015, and our transactional reporting services business from 2009 to 2012, including print and electronic transaction reporting communications, document management, and new account processing solutions. Mr. DeSchutter was the Chief Strategy and Business Development Officer for Broadridge, responsible for mergers and acquisitions and strategy, from 2007 to 2009. Prior to the spin-off of Broadridge from ADP in 2007, Mr. DeSchutter served in various capacities at ADP in corporate development and strategy. Prior to joining ADP in 2002, he was Vice President of Mergers & Acquisitions at Lehman Brothers focusing on the technology sector.

Robert F. Kalenka is our Corporate Vice President, ICS, Operations. He is responsible for global facilities and the operations of our ICS business. In 2016, Mr. Kalenka's responsibilities were expanded to include the role of Chief Operations Officer of the Broadridge Customer Communications business within the ICS segment, where he leads the Operations and Client Relations teams. Mr. Kalenka joined ADP's Brokerage Services Group in 1992 in the Investor Communication Services Division as Director of Finance. He was promoted to Vice President of Operations of the Investor Communication Services Division in 1994, and again as Chief Operating Officer and Senior Vice President of the Investor Communication Services Division in 1999.

Michael Liberatore is our Corporate Vice President, ICS, Mutual Funds. He is the President of the Mutual Fund and Retirement Solutions business within our ICS segment and is responsible for all aspects of that business. Prior to assuming this role in 2015, Mr. Liberatore was responsible for the finance functions of the Company's two business segments, as well as its corporate financial planning and analysis function, and treasury operations. In 2014, Mr. Liberatore served as Broadridge's Acting Principal Financial Officer during a six-month period prior to Mr. Young joining the Company. Previously, he served as the Chief Operating Officer of the Mutual Fund and Retirement Solutions business from 2011 to 2013, and was responsible for all operations of the business, including technology and financial results. Mr. Liberatore joined ADP's Brokerage Services Group in 2004, as Assistant Controller of the ICS segment, and held several finance roles with increasing responsibility, including Chief Financial Officer of the ICS segment from 2008 to 2011.

BROADRIDGE 2020 PROXY STATEMENT	45

Our Executive Officers

Laura Matlin is our Corporate Vice President, Deputy General Counsel, Chief Governance Officer and Chief Compliance Officer. As Deputy General Counsel, she is responsible for the legal department's operations and helps set the department's strategy. In her role as Chief Governance Officer, Ms. Matlin works closely with the Board and represents the Company's leadership on corporate governance issues. In 2017, the role of Chief Compliance Officer was added to her responsibilities. Prior to 2015, she served as the Company's Associate General Counsel, Chief Privacy Officer and Assistant Corporate Secretary since the spin-off of Broadridge in 2007. In addition, Ms. Matlin served as the acting Chief Human Resources Officer from 2014 to 2015. Prior to the spin-off, she served as Assistant General Counsel of ADP. Ms. Matlin joined ADP in 1997 as Corporate Counsel in ADP's Brokerage Services Group.

Vijay Mayadas is our Corporate Vice President, Capital Markets. He is the President of the Capital Markets division where he is responsible for Broadridge's Capital Markets trading, post-trade processing, and data and analytics businesses. Mr. Mayadas was appointed to this role in September 2020. Previously he served as the Corporate Vice President, Global Fixed Income and Analytics within our Global Technology and Operations business segment from September 2016 to September 2020. From 2013 when he joined Broadridge, to 2016, Mr. Mayadas was the Senior Vice President, Corporate Strategy and M&A and was responsible for our strategy, acquisitions, partnerships and other growth-related activities within the organization, including leading our Distributed Ledger Technology initiatives. Prior to joining Broadridge, Mr. Mayadas held a variety of roles in private equity, strategy consulting, and technology. Earlier in his career he co-founded and sold a software company, and worked as a software engineer on fixed income trading platforms.

Michael S. Tae is our Corporate Vice President, Corporate Strategy. He joined Broadridge in 2017and leads Broadridge's corporate strategy function. He began his career in 1999 at McKinsey & Company, providing consulting services to clients in the financial services industry, before moving in 2004 to Merrill Lynch where he was investment banking Vice President of their Financial Institutions Group. From 2009 to 2012, Mr. Tae served as Director of Investments for the Troubled Asset Relief Program at the U.S. Department of Treasury. From 2012 to 2015, he served as a Director at Millstein & Co., a financial and strategic advisory services company. Most recently, from 2015 to 2017, Mr. Tae was the Senior Executive Vice President of Worldwide Services for MicroStrategy Incorporated.

46	BROADRIDGE 2020 PROXY STATEMENT

Stock Ownership Information

Security Ownership of Executive Officers and Directors

The following table shows the number of shares of Common Stock beneficially owned by (a) each of our directors, (b) each of our director nominees, (c) each executive officer named in the Summary Compensation table, and (d) by all directors, director nominees, and executive officers as of July 31, 2020, as a group.

Unless otherwise noted, the beneficial owners exercise sole voting and/or investment power over their shares. The address of each person named in the table below is c/o Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042.

BENEFICIAL OWNER	NUMBER OF SHARES(1)(2)(3)	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Leslie A. Brun	133,968	*
Pamela L. Carter	11,770	*
Richard J. Daly(4)	469,923	*
Robert N. Duelks	93,024	*
Timothy C. Gokey	530,079	*
Brett A. Keller	28,895	*
Maura A. Markus	46,084	*
Thomas J. Perna	96,002	*
Christopher J. Perry	139,440	*
Robert Schifellite	189,301	*
Alan J. Weber	132,001	*
James M. Young(5)	50,243	*
Amit K. Zavery	4,223	*
All directors, director nominees, and executive officers as a group (22)	2,357,244	2.0%

*	Represents beneficial ownership of less than one percent of the issued and outstanding shares of our Common Stock.

(1)	Includes unrestricted shares of Common Stock over which each director or executive officer has sole voting and investment power.

(2)	Amounts reflect vested stock options and stock options that will vest within 60 days of July 31, 2020. If shares are acquired, the director or executive officer would have sole discretion as to voting and investment. The shares beneficially owned include: (i) the following shares subject to such options granted to the following directors or executive officers: 97,875 (Mr. Brun), 9,565 (Ms. Carter), 197,719 (Mr. Daly), 67,324 (Mr. Duelks), 464,997 (Mr. Gokey), 23,176 (Mr. Keller), 26,558 (Ms. Markus), 67,324 (Mr. Perna), 97,690 (Mr. Perry), 142,856 (Mr. Schifellite), 67,324 (Mr. Weber), 29,944 (Mr. Young), and 2,657 (Mr. Zavery); (ii) 1,611,034 shares subject to such options granted to all directors and executive officers as a group.

(3)	Amounts provided for each director, other than Mr. Daly and Mr. Gokey, include DSU awards which are fully vested upon grant, and will settle as shares of Common Stock upon the director’s separation from service on the Board. The DSUs are credited with dividend equivalents in the form of additional DSUs on a quarterly basis as dividends are declared by the Board.

(4)	Includes 20,000 shares of Common Stock held by The EED 2012 Trust, 20,000 shares of Common Stock held by The KLD 2012 Trust, 9,484 shares of Common Stock held by The EED 2014 Trust, 1,985 shares of Common Stock held by The KLD 2014 Trust, trusts formed for the benefit of Mr. Daly’s children. Mr. Daly and his wife are co-trustees of these trusts.

(5)	Mr. Young left the Company on August 31, 2020.

BROADRIDGE 2020 PROXY STATEMENT	47

Stock Ownership Information

Five Percent Owners of Common Stock

BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE OF SHARES BENEFICIALLY OWNED
The Vanguard Group, Inc.(1)	14,293,496	12.46%
BlackRock, Inc.(2)	10,355,808	9.0%
Janus Henderson Group plc(3)	6,250,226	5.5%

(1)	Based on information as of December 31, 2019 contained in a Schedule 13G/A filed on February 11, 2020 by The Vanguard Group, Inc. (“Vanguard Group”), reported that it has beneficial ownership of 14,293,496 shares of Common Stock, which includes 136,924 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard Group, as a result of its serving as investment manager of collective trust accounts, and 110,923 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard Group, as a result of its serving as an investment manager of Australian investment offerings. Vanguard Group has sole voting power with respect to 176,265 shares of Common Stock, sole dispositive power with respect to 14,083,154 shares of Common Stock, shared voting power with respect to 41,158 shares of Common Stock and shared dispositive power with respect to 210,342 shares of Common Stock. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)	Based on information as of December 31, 2019 contained in a Schedule 13G/A filed on February 5, 2020 by BlackRock, Inc. (“BlackRock”), BlackRock reported sole voting power with respect to 9,047,277 shares of Common Stock and sole dispositive power with respect to 10,355,808 shares of Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(3)	Based on information as of December 31, 2019 contained in a Schedule 13G/A filed on February 13, 2020 by Janus Henderson Group plc (“Janus Henderson”). Janus Henderson has an indirect 97% ownership stake in Intech Investment Management LLC (“Intech”) and a 100% ownership stake in Janus Capital Management LLC (“JCM”), Perkins Investment Management LLC (“Perkins”), Geneva Capital Management LLC (“Geneva”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHIAIFML”). Janus Henderson, together with its affiliated entities reported beneficial ownership of 6,250,226 shares of Common Stock, which includes 414,055 shares beneficially owned by Intech, a majority-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 5,459,173 shares beneficially owned by Janus Capital, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 356,926 shares beneficially owned by Geneva, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser, 20,072 shares beneficially owned by HGIL, a wholly-owned subsidiary of Janus, as a result of its serving as an investment adviser or sub-adviser. Janus has shared voting and dispositive power with respect to 6,250,226 shares of Common Stock. The address of Janus is 201 Bishopsgate EC2M 3AE, United Kingdom.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, with respect to the fiscal year ended June 30, 2020, all applicable filings were timely made, except that Maura Markus inadvertently failed to file Forms 4 on a timely basis reflecting the acquisitions of stock dividends received on April 3, 2020 and July 2, 2020. She subsequently filed a Form 4 on August 27, 2020 reflecting these acquisitions after she became aware of them.

48	BROADRIDGE 2020 PROXY STATEMENT

Proposal 2—Advisory Vote to Approve the Compensation of our Named Executive Officers (the Say on Pay Vote)

In recognition of the interest the Company’s stockholders have in the Company’s executive compensation policies and practices, and in accordance with the requirements of Section 14A of the Exchange Act, this proposal provides the Company’s stockholders with an opportunity to cast an advisory vote on the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules in this Proxy Statement.

At the 2019 Annual Meeting, 95% of the votes cast on the Say on Pay Vote were voted in favor of the proposal. The Compensation Committee discussed the results of this advisory vote in connection with its review of compensation decisions.

As described in more detail in the Compensation Discussion and Analysis beginning on page 51 of this Proxy Statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured to align each executive’s interests with the interests of our stockholders. Provided below are a few highlights of our performance and our executive compensation policies and practices in fiscal year 2020.

●	Pay for Performance. The mix of compensation elements for the Named Executive Officers, and particularly the CEO, is more heavily weighted towards variable, performance-based compensation than for the balance of the Company’s executive officers. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held most accountable for results. For 2020, approximately 89% of the target TDC of our CEO, Mr. Gokey, and approximately 80% of the target TDC of our other Named Executive Officers (on average), is at risk and tied primarily to the growth and profitability of the Company.

As discussed in the 2020 Financial Performance Highlights section beginning on page 53 of this Proxy Statement, despite the operational challenges and general economic headwinds experienced as a result of the Covid-19 pandemic, Broadridge demonstrated another year of solid growth in fiscal year 2020 including 10% recurring fee revenue growth, 8% Non-GAAP Adjusted EPS growth, and record closed sales.

In line with the Company’s strong overall financial performance in fiscal year 2020, the annual cash incentive payments for the Named Executive Officers ranged from 105% to 117% of their targets. In addition, because of our strong EPS performance in fiscal years 2019 and 2020, performance-based RSU awards were earned at 120% of their target amounts.

Based on these factors, the Compensation Committee concluded that fiscal year 2020 compensation was well aligned with our performance for the year and that the connection between pay and performance is strong.

BROADRIDGE 2020 PROXY STATEMENT	49

Proposal 2—Advisory Vote to Approve the Compensation of our Named Executive Officers (the Say on Pay Vote)

●	Pay Targeted at Median. Our goal is to position total target compensation at the median of the external market for the Named Executive Officers. On an individual basis, target compensation for each Named Executive Officer may be set above or below median based on a variety of factors including time in position, sustained performance over time, readiness for promotion to a higher level, and skill set and experience relative to external market counterparts. Actual compensation varies above or below the target level based on the degree to which specific performance goals are attained in the variable incentive plans, changes in stock value over time, and the individual performance of each executive.

●	Risk Mitigation and Corporate Governance Policies and Practices. The Company has certain policies in place to minimize excessive risk taking such as a clawback policy and a policy that prohibits the hedging or pledging of the Company’s securities. Our clawback policy enables the Company to recover incentive-based compensation if an executive officer engages in intentional misconduct irrespective of whether there has been a financial restatement. In addition, in consultation with FW Cook, the Compensation Committee reviewed the compensation programs for all Broadridge employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

The stockholder vote on this proposal is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers. This vote is advisory and will not be binding on the Company. However, the Board of Directors and the Compensation Committee will review and consider the voting results when evaluating future compensation decisions relating to our Named Executive Officers.

We request that stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

Required Vote

The affirmative vote of a majority of votes cast at the 2020 Annual Meeting, in person or by proxy, and entitled to be voted on this proposal at the Annual Meeting is required for advisory approval of the proposal, provided that a quorum is present. Abstentions and broker non-votes will be included in determining whether there is a quorum. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR the Approval of the Compensation of our Named Executive Officers as Disclosed in this Proxy Statement

50	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis

This section of the Proxy Statement explains the design and operation of our executive compensation program with respect to the following Named Executive Officers listed on the Summary Compensation table on page 78.

NAME	TITLE
Timothy C. Gokey	CEO and Director
James M. Young*	Former SVP and CFO
Richard J. Daly	Executive Chairman
Christopher J. Perry	President
Robert Schifellite	SVP, ICS

*	Mr. Young left the Company on August 31, 2020, following the end of the fiscal year. Matthew J. Connor is serving as our Interim CFO effective September 1, 2020.

Philosophy and Objectives of our Executive Compensation Program

The philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program tied to performance and aligned with the interests of our stockholders. Our objective is to recruit and retain top caliber executive officers and other key employees to deliver sustained high performance to our stockholders.

Within this framework, we observe the following principles:

●	Hire and motivate talented executive officers: Base salaries and target incentive compensation opportunities are designed to be market competitive to attract, engage and retain executives who will help ensure our future success. In addition, our program is designed to motivate and inspire behavior that fosters a high-performance culture while maintaining a reasonable level of risk and adherence to the highest standards of overall corporate governance.

BROADRIDGE 2020 PROXY STATEMENT	51

Executive Compensation

●	Pay for performance: Our program is designed to provide a clear line of sight and connection between compensation and performance, both individual and organizational. A significant portion of each executive’s pay varies based on organizational, individual and, where appropriate, divisional performance.

●	Align compensation with stockholder value: We align the interests of our executives with stockholders by ensuring that their compensation is heavily weighted towards variable, performance-based compensation. We use a combination of short-term and long-term incentives to motivate our executives to meet performance goals in a manner that supports our longer-term strategic objectives, with a significant portion of our executives’ compensation opportunity linked to our Common Stock.

–	Our annual cash incentive program is designed to reward annual performance as measured by achievement against pre-set annual financial and operating goals that are closely aligned to our operating plan.

–	Our long-term equity incentive compensation program is designed to align executive officer financial interests with those of stockholders and to help improve our long-term profitability and stability through the attraction and retention of superior talent.

The components of our executive compensation program are outlined below:

	Base Salary (Page 63)	Annual Cash Incentive (Page 64)	Performance-Based RSUs (Page 70)	Stock Options (Page 70)
Who receives	All Named Executive Officers
Form of delivery	Cash		Equity
Performance period	Ongoing	One year	Two years, plus additional vesting period (total 30-month vesting period)	Four-year vesting period (25% per year)
Performance measures	N/A	● Three financial measures for corporate officers plus three financial measures for divisional officers ● Client satisfaction goals ● Individual strategic and leadership goals	Compensation Adjusted EPS	Stock price appreciation
Link to Compensation and Business Objectives	Attract and retain executive talent	Focus executive officers on achieving targeted annual financial and operating results	Focus executive officers on EPS growth, which drives long-term value to stockholders	Align executive officers with stockholders through mutually beneficial interest in driving stock price appreciation

We also provide additional benefits, including retirement plans and modest perquisites, as described beginning on page 71.

52	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

2020 Financial Performance Highlights

In fiscal year 2020, despite the impact of the Covid-19 pandemic on our operations and the economic downturn, we achieved another year of strong financial performance, including record closed sales results. Our operations are critical components of the overall financial markets infrastructure in the U.S. and globally. As a result, we were permitted to continue operating in all jurisdictions in which we conduct business including in jurisdictions that mandated the closure of certain businesses. Accordingly, we took significant measures to protect the health of our employees and to minimize our operational disruption and resulting provision of services to our clients from the Covid-19 pandemic, including adopting strict social distancing and cleaning measures in our production facilities, load balancing of client jobs between various facilities, and instituting work from home protocols for employees not involved in production operations, amongst other measures. These measures enabled Broadridge to remain operational and meet the processing and communications needs of our clients.

For example, we processed record levels of equity and fixed income trades in the third and fourth quarters of fiscal 2020 during a period of significant market volatility caused by the Covid-19 pandemic. In addition, the number of virtual shareholder meetings we enabled increased from approximately 300 in fiscal year 2019 to over 1,500 meetings this year. We also distributed a record number of equity and fund shareholder communications.

FINANCIAL HIGHLIGHTS

(dollars in millions, except per share amounts)

GAAP | Non-GAAP Adjusted[1] | Compensation Adjusted[2]

Total Revenues

$4,362
$4,529
+4%
2019
2020

Recurring Fee Revenues

$2,760
$3,036
+10%
2019
2020

Closed Sales

$233
$239
+2%
2019
2020

EBT

$607
$580
-5%
$701
$743
+6%
$712
$744
+5%
2019
2020
2019
2020
2019
2020

Fee-Based Revenues

$2,902
$3,078
+6%
$2,933
$3,039
+4%
2019
2020
2019
2020

EPS

$4.06
$3.95
-3%
$4.66
$5.03
+8%
$4.83
$5.02
+4%
2019
2020
2019
2020
2019
2020

(1)
Note that the adjusted measures presented in this section are Non-GAAP. For information on the Company‘s use of Non-GAAP financial measures, see “Non-GAAP Financial Measures” on page 75 of this Proxy Statement.

(2)	Our performance-based compensation uses Non-GAAP financial measures that are further adjusted as set forth in the 2018 Omnibus Plan. We refer to these measures as “Compensation Adjusted” measures. For information on the Company‘s use of Compensation Adjusted metrics, see pages 75-76 of this Proxy Statement.

BROADRIDGE 2020 PROXY STATEMENT	53

Executive Compensation

Our strong financial results enabled the Company to generate total shareholder return of 76% for the three-year period ended June 30, 2020, resulting in performance within the top quartile of companies in the S&P 500 over the three-year period. Our total return is calculated as the annualized rate of return reflecting our Common Stock price appreciation plus the reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends.

Disciplined stewardship of our capital remains a key focus for Broadridge, and we continued to pursue a balanced, long-term approach this year. We generated free cash flow of $499 million in fiscal year 2020, and we utilized this cash to invest in our growth and return capital to our stockholders while maintaining our leverage at targeted levels.

During the fiscal year, we repurchased approximately 0.3 million shares for a total amount of $27 million, net of proceeds from the exercise of stock options. In total, in fiscal year 2020, we returned $269 million to stockholders in the form of dividends and share repurchases.

The Board increased the annual dividend amount declared by 11% during fiscal year 2020. Also, in August 2020, the Board increased our annual dividend amount for fiscal year 2021 by 6% to $2.30 per share, subject to the discretion of the Board to declare quarterly dividends. With this increase, our annual dividend has increased for the 14th consecutive year since becoming a public company.

54	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

ACQUISITIONS

(dollars in millions)

$694 million invested in acquisitions in fiscal years 2019 and 2020

$355
$339
2019
2020

2020

ClearStructure FINANCIAL TECHNOLOGY
Portfolio management solutions for the private debt markets

Funds Library
Fund document and data dissemination for the European market

2019

TDA Custody and Trust Assets
Trust and Custody

RPM TECHNOLOGIES
Canadian Provider of enterprise wealth management software solutions

ROCKALL
Securities-based lending and collateral management solutions

Acquisitions are an important part of our overall strategy and a critical part of our capital allocation strategy. During fiscal year 2020, we invested a total of $339 million on six acquisitions during the year that will further strengthen and grow our capabilities across our governance, capital markets, and wealth and investment management businesses. The significant acquisitions closed during the year include:

●	In October 2019, we acquired Shadow Financial Systems, Inc., a provider of multi-asset class post-trade solutions for the capital markets industry. The acquisition builds upon Broadridge’s post-trade processing capabilities by adding a market-ready solution for exchanges, inter-dealer brokers and proprietary trading firms. In addition, the acquisition adds capabilities across exchange traded derivatives and cryptocurrency.

●	In November 2019, we acquired Fi360, Inc., a provider of fiduciary and Regulation Best Interest solutions for the wealth and retirement industry. The acquisition enhances Broadridge’s retirement solutions by providing wealth and retirement advisors with fiduciary tools that complement its Matrix trust and trading platform. The acquisition also further strengthens Broadridge’s data and analytics tools and solutions suite that enable asset managers to grow their businesses by providing greater transparency into the retirement market.

●	In November 2019, we acquired ClearStructure Financial Technology, LLC, a global provider of portfolio management solutions for the private debt markets. ClearStructure’s component services enhance Broadridge’s existing multi-asset class, front-to-back office asset management technology suite, providing Broadridge clients with a capability to access the public and private markets.

BROADRIDGE 2020 PROXY STATEMENT	55

Executive Compensation

●	In February 2020, we acquired FundsLibrary Limited, a provider of fund document and data dissemination in the European market. FundsLibrary’s solutions enable fund managers to increase distribution opportunities and help them comply with regulations such as Solvency II and MiFID II. FundsLibrary has been combined with FundAssist Limited, our existing European funds regulatory communications business. The combined solution provides funds with a single, integrated provider to manage data, perform calculations, compose documents, manage regulatory compliance and disseminate information across multiple jurisdictions.

2020 Compensation Highlights

Our goal is to position the total target compensation for the Named Executive Officers at the median of the external market. On an individual basis, target compensation for executive officers including our Named Executive Officers, is set relative to the median based on a variety of factors including revenue responsibility, complexity of role, time in position, sustained performance over time, readiness for promotion to a higher level, and skill set and experience relative to external market counterparts. Actual compensation varies above or below the target level based on the degree to which specific performance goals are attained in the variable incentive plans, changes in stock value over time, and the individual performance of each executive.

The performance metrics utilized in the Company’s short-term and long-term incentive plans align with Broadridge’s operating plan and stockholder value. Strong engagement and leadership displayed by our Named Executive Officers drives a clear line of sight to these metrics across the Company.

●	Line of sight is the degree to which an employee can understand how his or her contributions influence the performance measures being evaluated.

●	We design our rewards and performance goals so executives see alignment between their goals and the organization’s goals.

●	We believe that aligning executives with Broadridge’s strategic goals is critical to attain strategic success.

As a direct result of this alignment, and despite the operational challenges and general economic headwinds experienced as a result of the Covid-19 pandemic, Broadridge demonstrated another year of solid growth in fiscal year 2020 including 10% recurring fee revenue growth, 8% Non-GAAP Adjusted EPS growth, and record closed sales, which supported the payouts under the short-term and long-term incentive plans. Our Named Executive Officers’ actual TDC for fiscal year 2020 reflects the Company’s strong overall financial performance. The annual cash incentive payments for the Named Executive Officers were above their targets. In addition, performance-based RSU awards for the performance period ended in fiscal year 2020 were earned at 120% of their target amounts, reflecting average fiscal years 2019 and 2020 Compensation Adjusted EPS performance that exceeded our target performance goals.

In summary, the Compensation Committee concluded that there was strong correlation between actual pay and performance for fiscal year 2020.

56	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Fiscal Year 2020 Compensation Actions

A summary of the actions taken by the Compensation Committee during the year are set forth below.

COMPENSATION COMPONENT	2020 COMPENSATION ACTIONS
Base Salary	•	Base salary increases approved for fiscal year 2020 in September 2019 to the Named Executive Officers, averaging 2.7%, which was less than the average increase for non-officers

	•	In September 2020, the Compensation Committee determined to not award base salary increases to the NEOs for fiscal year 2021 due to the impact of the Covid-19 pandemic, in alignment with actions taken for all associates other than certain production associates and associates in India

Annual Cash Incentive Compensation	•	Annual cash incentive targets and performance goals were established early in the fiscal year
	•	Payments for the Named Executive Officers ranged from 105% to 117% of their targets based on achievement of financial, client satisfaction and strategic and leadership goals

Long-Term Equity Incentive Compensation	•	Performance-based RSUs granted in October 2018 were earned at 120% of target, based on fiscal years 2019 and 2020 Compensation Adjusted EPS performance. These awards will vest in April 2021 subject to continued employment

	•	Performance-based RSUs were granted in October 2019; achievement will be based on fiscal years 2020 and 2021 Compensation Adjusted EPS performance

	•	Stock options were granted in February 2020

Change in Control	•	Amended the CIC Plan to:
Severance Plan for
Corporate Officers		–	shorten the protection period for equity awards following a CIC to two years from the previous three-year protection period, which became effective for awards granted after September 2019

		–	shorten the protection period for cash severance following a CIC to two years from the previous three-year protection period, effective December 2020

		–	add payment of pro-rata bonuses based on two-year average actual awards upon CIC-related terminations, effective December 2020

BROADRIDGE 2020 PROXY STATEMENT	57

Executive Compensation

Target Compensation for Named Executive Officers

A summary of the fiscal year 2020 target TDC of the NEOs, as approved by the Compensation Committee, is set forth in the table below. The compensation presented in this table differs from the compensation presented in the Summary Compensation table, which can be found on page 78 of this Proxy Statement and is not a substitute for such information.

	Base Salary		Annual Cash Incentive			Annual Equity Incentive
Name	Annual Value	Fixed Cash as % of Target TDC	Cash Incentive Target as % of Base	Target Value	Cash Incentive Target as % of Target TDC	Target Value	Equity as % of Target TDC	Target TDC
Timothy C. Gokey	$900,000	11%	150%	$1,350,000	16%	$6,100,000	73%	$8,350,000
James M. Young	$611,573	19%	100%	$611,573	19%	$2,015,000	63%	$3,238,146
Richard J. Daly	$750,000	17%	125%	$937,500	21%	$2,812,500	62%	$4,500,000
Christopher J. Perry(1)	$640,696	22%	140%	$896,974	30%	$1,410,000	48%	$2,947,671
Robert Schifellite	$634,113	23%	115%	$729,230	26%	$1,395,000	51%	$2,758,344

(1)	Due to his change in role in fiscal year 2020, Mr. Perry’s annual equity incentive is reported as $1,410,000, a sum of his performance-based RSU award of $455,000 granted while he served in his former role, and his stock option award of $955,000 granted following his promotion.

Executive Total Compensation Mix

A significant portion of the CEO and other Named Executive Officer target TDC is variable, performance-based compensation. This is intended to ensure that the executives who are most responsible for overall performance and changes in stockholder value are held most accountable for results. The pay mix for our CEO and other NEOs is generally aligned with the practices of Peer Group, as defined on page 62.

(1)	Other NEO target TDC is an average of the annualized total compensation of Mr. Young, Mr. Daly, Mr. Perry, and Mr. Schifellite.

58	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Compensation Governance Policies and Practices

The Company has the following policies and practices in place in order to minimize excessive risk taking and meet best practices in compensation governance:

WHAT WE DO:	WHAT WE DON’T DO:

    Design compensation programs that do not encourage excessive risk taking

    Maintain a clawback policy that permits the Company to recover incentive compensation in the event of an accounting restatement or an officer’s intentional misconduct

    Maintain a severance policy that provides for “double-trigger” change in control for cash payments and equity vesting

    Prohibit hedging or pledging of the Company’s securities by our executive officers, our directors, and employees

    Maintain stock ownership guidelines for executive officers, including a rigorous 6x base salary requirement for the CEO

    Have stock retention and holding period requirements

    Engage an independent compensation consultant for the Compensation Committee that does no other work for the Company

    Require executives to agree to be bound by a restrictive covenant agreement containing non-competition, non-solicitation and confidentiality provisions

    Provide stockholders an annual Say on Pay Vote

    Require a significant portion of NEO target compensation be performance based

    Enter into employment agreements with NEOs

    Provide tax gross-ups in the event of a change in control

    Pay dividends or dividend equivalents in our long-term incentive program before vesting of the underlying shares occurs

    Provide excessive perquisites for our officers or directors

    Permit stock option repricing without stockholder approval or grants of discount stock options

BROADRIDGE 2020 PROXY STATEMENT	59

Executive Compensation

Roles and Processes for Executive Compensation Decision-Making

Role of the Compensation Committee and the Board of Directors

The Compensation Committee has oversight of all compensation elements provided to Broadridge’s executive officers, including the Named Executive Officers.

The Compensation Committee plays a significant role in the evaluation of Broadridge’s executive compensation strategies and policies in order to ensure that our executive compensation program supports our long-term business strategies and enhances our performance and return to stockholders while not creating undue risk. Among its duties, the Compensation Committee determines and approves the total compensation of our CEO and Executive Chairman and approves the compensation for the remainder of our executive officers after taking into account the CEO’s recommendations including:

•	Review and approval of corporate incentive goals and objectives relevant to compensation

•	Evaluation of the competitiveness of each executive officer’s total compensation package

•	Approval of any changes to the total compensation package, including base salary, annual cash incentive and long-term equity incentive award opportunities

CEO EVALUATION PROCESS

The Board evaluates the performance of the CEO annually. For fiscal year 2020, the Board’s evaluation of Mr. Gokey’s performance took into account the CEO scorecard. The CEO scorecard assessed financial and operational business performance against pre-determined goals in five categories: financial achievement, strategic growth, operational excellence, human capital, and client goals. For more information on the fiscal year 2020 goals, please see the section entitled “Strategic and Leadership Goals” on page 66 of this Proxy Statement.

The Board used the results of the CEO scorecard to evaluate Mr. Gokey’s performance when determining the achievement of his strategic and leadership goals of his fiscal year 2020 cash incentive. They also used the results of the CEO scorecard in setting his fiscal year 2021 base salary and incentive compensation targets.

At the beginning of each fiscal year, the Board communicates the key performance and strategic and leadership goals that the Board wants the CEO to pursue in the upcoming fiscal year.

EXECUTIVE CHAIRMAN EVALUATION PROCESS

The Board evaluates the performance of the Executive Chairman annually. Based on the Board’s assessment of Mr. Daly’s performance at the end of the fiscal year, they determined the level of achievement of his strategic and leadership goals for his fiscal year 2020 cash incentive and approved his fiscal year 2021 base salary and incentive compensation targets.

60	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Role of the Independent Consultant

The Compensation Committee engages FW Cook as its independent compensation consultant to provide compensation market analysis and insight with respect to the compensation of our executive officers and directors. In addition, FW Cook gives the Compensation Committee advice regarding selection of the Peer Group companies (as defined below), market competitive compensation, executive compensation trends, guidance on industry best practices, drafting of compensation-related disclosures, and governance and regulatory updates. FW Cook also provides ongoing assistance in the design and structure of the variable incentive plans, including the selection of performance metrics and the setting of performance goals.

The Compensation Committee annually reviews the independence of FW Cook and, in fiscal year 2020, concluded that FW Cook is independent and their work has not raised any conflicts of interest. FW Cook reports to the Compensation Committee, does not perform any other services for the Company, and has no economic or other ties to the Company or the management team that could compromise their independence or objectivity.

Role of Management

Our CEO makes recommendations to the Compensation Committee with respect to the base salaries, annual cash incentive awards and long-term incentive awards for executive officers, within the framework of the executive compensation program approved by the Compensation Committee and taking into account FW Cook’s review of market competitive compensation data on behalf of the Compensation Committee. These recommendations are based upon the CEO’s assessment of each executive officer’s performance, the performance of the individual’s respective business or function, and retention considerations. The Compensation Committee considers the CEO’s recommendations in its sole discretion. Our CEO does not make recommendations with respect to his own or our Executive Chairman’s compensation.

Peer Group Selection and Market Data

Broadridge refers to a peer group in establishing executive officer target compensation. The list of companies determined to be Broadridge’s peers for executive officer compensation benchmarking purposes is reviewed annually by the Compensation Committee. Fiscal year 2020 target compensation was determined by the Compensation Committee taking into account the Peer Group set out below.

HOW THE PEER GROUP WAS CHOSEN:	HOW WE USE THE PEER GROUP:

•     Comparable businesses operating in similar industries

•     Within a reasonable range of revenue, market capitalization, operating income, total assets and number of employees compared to Broadridge, with revenue and market capitalization as the primary measures

•     Similar cost structures, business models, and compensation models

•     Similar level of global presence

•     As a reference point to assess the competitiveness of base salary, incentive targets, and TDC awarded to the Named Executive Officers

•     As information on market practices in connection with compensation plan design, share utilization and share ownership guidelines

•     To compare Company performance and validate whether executive compensation programs are aligned with Company performance

BROADRIDGE 2020 PROXY STATEMENT	61

Executive Compensation

The Compensation Committee, with the assistance of its independent compensation consultant, FW Cook, determined that the following 15 companies are Broadridge’s peers for fiscal year 2020 compensation benchmarking purposes (the “Peer Group”)(1):

•	Alliance Data Systems Corporation	•	IHS Markit Ltd.

•	Corelogic, Inc.	•	Paychex, Inc.

•	Equifax, Inc.	•	SS&C Technologies Holdings, Inc.(2)

•	Euronet Worldwide, Inc.	•	Total System Services, lnc.(3)

•	Fidelity National Information Services, Inc.	•	Verisk Analytics, lnc.(2)

•	Fiserv, Inc.	•	The Western Union Company

•	Gartner, lnc.(2)	•	Worldpay, lnc.(3)

•	Global Payments Inc.

(1)	CA, Inc, Convergys Corporation, and DST Systems, Inc were acquired by other companies and therefore were removed from the peer group company list. The Dun & Bradstreet Corporation was removed from the peer group company list because it was taken private.
(2)	These companies were added to the peer group company list for fiscal year 2020.
(3)	Total System Services, Inc. and Worldpay, Inc. were acquired after the fiscal year 2020 compensation study was performed.

At the time of the Compensation Committee’s compensation review, Broadridge was at the 73rd percentile for revenue and the 35th percentile of the average of all measures compared with the Peer Group (revenue, market capitalization, operating income, total assets, and total employees).

Peer Group data is considered a primary source of information for the determination of both market practices and market compensation levels for the Named Executive Officers. As there is limited data on positions other than the CEO and CFO in the Peer Group data, the Compensation Committee also reviews data from three national survey sources related to general industry and technology companies, size-adjusted for Broadridge’s total revenues, or in the case of the role of Mr. Schifellite, size-adjusted for the total revenues of the business he manages, when it considers the market competitiveness of Named Executive Officer compensation levels and/or market practices. The survey providers utilized were Willis Towers Watson, Aon Hewitt and Aon Radford. The Compensation Committee does not review the specific companies included in these surveys and the data presented to the Compensation Committee is general and not specific to any particular subset of companies.

62	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Elements of Executive Compensation

Base Salary

The Compensation Committee reviews the base salaries of the Named Executive Officers in the first quarter of the Company’s fiscal year. In fiscal year 2020, the Compensation Committee approved base salary increases, effective September 1, 2019. The increases for the Named Executive Officers, other than Mr. Daly, were in recognition of their continued strong performance and comparison to market pay levels for their roles. Mr. Daly did not receive an increase due to the planned CEO transition.

Name	Fiscal Year 2019 Base Salary	Change	Fiscal Year 2020 Base Salary
Timothy C. Gokey	$875,000	2.9%	$900,000
James M. Young	$590,892	3.5%	$611,573
Richard J. Daly	$750,000	–	$750,000
Christopher J. Perry	$619,030	3.5%	$640,696
Robert Schifellite	$612,670	3.5%	$634,113

In September 2020, the Compensation Committee determined to not award base salary increases to the NEOs for fiscal year 2021 due to the impact of the Covid-19 pandemic, in alignment with actions taken for all associates other than certain production associates and associates in India.

Incentive Compensation

Broadridge provides both annual and long-term performance-based compensation to all of its executive officers, including the Named Executive Officers. The Officer Bonus Plan provides the framework for the calculation and payment of annual performance-based cash incentives to our Named Executive Officers and other executive officers and the 2018 Omnibus Plan provides the structure for equity awards for our Named Executive Officers and all other eligible associates.

The following discussion contains information regarding certain performance measures and goals. These measures and goals are disclosed in the limited context of our executive compensation program and are defined in the “Explanation of Compensation Adjusted Non-GAAP Financial Measures” section on page 75 of this Proxy Statement. Investors should not apply these measures and goals to other contexts.

BROADRIDGE 2020 PROXY STATEMENT	63

Executive Compensation

Annual Cash Incentive Compensation

The annual cash incentive compensation program was created to align the Named Executive Officers’ compensation with annual financial performance. The process by which the annual cash incentive compensation is determined is set forth below:

	WHAT	TIMING	DESCRIPTION	FISCAL YEAR 2020 RESULT
STEP 1	SET TARGET BONUSES	Early in the fiscal year	Target bonus is a percentage of salary.	NEO target bonus percentages remained unchanged from the prior year, except for Mr. Young’s target which increased from 90% of base salary to 100% of base salary. Each officer has the ability to achieve between 50% and 200% of target. See page 58 for targets.

STEP 2

ESTABLISH PERFORMANCE GOALS

•  Corporate financial goals for all NEOs

•  Divisional financial goals for divisional officers

•  Client satisfaction goals for all NEOs

•  Strategic and leadership goals that vary by NEO

		Early in the fiscal year	Financial goals are aligned to fiscal year operating plan and reviewed and approved by the Compensation Committee.(1)	See “Financial Goals” on page 65.

STEP 3	CALCULATE FINANCIAL AND CLIENT SATISFACTION ACHIEVEMENT	After the fiscal year-end	Formulaic, based on the pre-set goals. Reviewed and approved by the Compensation Committee.(1)	See “Financial Goals” on page 65 and “Client Satisfaction Goal” on page 66.

STEP 4	ASSESS THE STRATEGIC AND LEADERSHIP PERFORMANCE	After the fiscal year-end	Compensation Committee reviews and approves for all NEOs.	See “Strategic and Leadership Goals” on page 66.

(1)	For information on how these metrics are calculated, see “Explanation of Compensation Adjusted Non-GAAP Financial Measures” on page 75 of this Proxy Statement.

64	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Annual Cash Incentive Compensation—2020 Performance Metrics

For fiscal year 2020, the Compensation Committee determined that the annual cash incentive awards for the Named Executive Officers be calculated as follows:

Financial Goals

The Compensation Committee considers the achievement of financial goals to be the most relevant measure of the Company’s overall business performance for the year; therefore, the financial goals are the most heavily weighted factors. The Compensation Committee determined that the financial goals below are aligned with the Company’s long-term growth and profitability objectives.

The Compensation Committee establishes threshold, target and maximum performance levels for each financial goal. Each level represents a different performance expectation considering factors such as the Company’s prior year performance and the Company’s operating plan growth goals.

The corporate financial goals used to score the annual cash incentives of the Named Executive Officers are set forth below.

(1)	For information on how these metrics are calculated, see “Explanation of Compensation Adjusted Non-GAAP Financial Measures” on page 75.
(2)	For Mr. Schifellite, the performance weightings are half of what is indicated on the table above.
(3)	The fiscal year 2020 Closed sales target was less than the actual fiscal year 2019 results as a result of a large sale in fiscal year 2019 that was not expected to repeat in fiscal year 2020, and a change in methodology made in fiscal year 2020 to calculate the Closed sales target on a net basis after taking into account a sales revaluation allowance adjustment.

BROADRIDGE 2020 PROXY STATEMENT	65

Executive Compensation

In addition to the corporate financial goals, Mr. Schifellite’s bonus plan includes divisional adjusted EBT, closed sales and fee-based revenue goals based on the performance of our ICS business segment. The corporate financial goals and those of the ICS segment are given equal weight in the determination of his cash incentive award.

The Company has not disclosed the targets and ranges pertaining to the ICS segment because this information is not otherwise publicly disclosed, and the Company believes it would cause competitive harm to do so in this Proxy Statement. The financial goals were set above last year’s achievement and the outcome was substantially uncertain at the time the goals were set. Achievement of Mr. Schifellite’s divisional goals ranged from 83% to 196% in fiscal year 2020, 98% to 102% in fiscal year 2019, 105% to 156% in fiscal year 2018, and 93% to 114% in fiscal year 2017. For fiscal year 2020, the weighted-average score of the ICS segment financial goals was 117%.

Mr. Perry’s bonus plan contemplates his continued responsibility for our sales and marketing function, and therefore has two components, each with a target of 70% of his base salary:

●	Corporate Goals Component, which is comprised of the corporate financial goals described above, as well as client satisfaction and strategic and leadership goals. This component is scored in the same manner as the annual cash incentive awards of the other corporate Named Executive Officers.

●	Sales Incentive Component, which is scored based on Broadridge’s closed sales achievement.

Client Satisfaction Goal

Broadridge conducts a client satisfaction survey for each of its major business units annually. Each year, threshold, target and stretch goals are established, typically with target and stretch award levels generally based on exceeding the prior year’s performance. The results of the client satisfaction survey are included as a component of the bonus plan because of the importance of client retention to the achievement of Broadridge’s revenue goals.

In fiscal year 2020, Broadridge introduced a significantly revised client satisfaction survey designed to provide deeper client insight into our products and services. The new survey was introduced in February 2020, just before the Covid-19 outbreak. We received significantly fewer responses, likely due to the impact of the pandemic, which were not sufficient in number to allow us to accurately assess full year client satisfaction. As a result, the Compensation Committee determined that for fiscal year 2020 only, client satisfaction goal would be scored the same as the financial metrics, or 110% of target for Mr. Schifellite, and 103% of target for the remaining Named Executive Officers.

Strategic and Leadership Goals

Strategic and leadership achievement is included as a component of each Named Executive Officer’s bonus in order to reinforce the importance of the Company’s non-financial strategic objectives. The amounts payable on this component are determined based on the Compensation Committee’s evaluation of the Named Executive Officer’s strategic and leadership performance.

66	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

CEO

The following primary strategic and leadership goals were communicated to Mr. Gokey by the Compensation Committee in November 2019. The Compensation Committee evaluated Mr. Gokey’s achievement of these strategic and leadership goals which are set forth in the CEO scorecard:

CEO	STRATEGIC AND LEADERSHIP GOALS ACHIEVEMENT
Financial Goals: Meet established financial goals and achieve top quartile total shareholder return performance	The Company achieved strong EPS and recurring revenue closed sales in fiscal year 2020 despite the challenges presented to the Company from the Covid-19 pandemic and the general economic downturn. These results contributed to the Company’s strong three-year total shareholder return performance, placing it within the top quartile of the S&P 500.
Strategic Growth Goals: Drive strategic initiatives to support growth	The Company achieved strong financial results while investing in growth, building momentum and making strong strategic progress. We grew organically in every business by investing in technology, new products and client-centric innovation. The Company closed six acquisitions and two strategic investments and advanced several initiatives aligned with our strategic objectives positioning the Company for future growth.
Human Capital Goals: Develop bench strength throughout the organization, paying special attention to increasing diversity

Annual talent reviews were conducted to enhance our executive talent with a focus on developing and growing our diverse executive leadership. The Company will continue to focus on the areas of diversity and inclusion.

The Company received Great Place to Work certification in the U.S., Canada, and India (for the second year in a row) and the Company was voted a Best Company to Work for in New York (for the 13th year in a row).

Operational Excellence: Ensure that operations are accurate, dependable and efficient

Broadridge processed triple the amount of trading volumes during the period of high market volatility through March and April; meeting the demand and providing exceptional performance with our resilient and scalable technology.

The Company successfully transitioned to a global work-from-home model for the over 80% of associates who are not involved in physical production, while increasing our service to clients. For example, we successfully quintupled the number of virtual shareholder meeting clients. We leveraged our crisis management and business continuity planning, enabling a remarkably smooth transition.

Client Goals: Further client retention and satisfaction goals	The Company achieved a strong client revenue retention rate of 98%, which provides a stable base for future revenue growth.

The Compensation Committee specifically considered these key accomplishments in its assessment of Mr. Gokey’s exemplary overall performance, and concluded that Mr. Gokey’s strong leadership exceeded its overall expectations, particularly during a challenging year in light of the Covid-19 pandemic. As a result, the Compensation Committee determined to pay Mr. Gokey 125% of the target on the strategic and leadership goals portion of his cash incentive award.

Executive Chairman

The Board reviewed Mr. Daly’s performance as Executive Chairman for fiscal year 2020. The strategic and leadership goals for Mr. Daly included leadership of the Board and advising Mr. Gokey on important initiatives such as regulatory matters, digital adoption, and retail shareholder engagement. The Compensation Committee noted Mr. Daly’s strong commitment and drive with respect to these important initiatives and that they are key drivers of Broadridge’s successful performance. As a result, the Compensation Committee decided to pay Mr. Daly 125% of the target on the strategic and leadership goals portion of his cash incentive award.

BROADRIDGE 2020 PROXY STATEMENT	67

Executive Compensation

Other Named Executive Officers

The strategic and leadership goals for the other Named Executive Officers were similar to the qualitative measures used by the Compensation Committee to evaluate the performance of Mr. Gokey; however, the goals varied for each Named Executive Officer. Mr. Gokey made a recommendation to the Compensation Committee with respect to achievement of the strategic and leadership goals for each of the other executive officers (other than Mr. Daly), which the Compensation Committee reviewed in assessing their performance. The following key accomplishments were considered in determining the achievement of their strategic and leadership goals. In particular, the ability to help the Company achieve strong performance given the challenges presented by the Covid-19 pandemic was factored into their achievement.

OTHER NEOs	STRATEGIC AND LEADERSHIP GOALS ACHIEVEMENT
Mr. Young

In scoring Mr. Young’s individual strategic and leadership goals achievement the Committee took into account his success in building and maintaining a high caliber finance team, effectively managing the Company’s debt maturity and liquidity needs, and maintaining an active outreach program to new and existing investors.

Mr. Perry	In scoring Mr. Perry’s individual strategic and leadership goals achievement the Committee took into account our record closed sales results, and his continued effective management of the sales and marketing teams.
Mr. Schifellite	In scoring Mr. Schifellite’s individual strategic and leadership goals achievement the Committee took into account his leadership of our largest business through the challenges presented by the pandemic, his effective representation of the Company in relationships with regulators and other industry stakeholders, and his successful execution and integration of acquisitions.

Fiscal Year 2020 Annual Incentive Compensation Payments

The results of the annual incentive award calculations for fiscal year 2020 are detailed below.

Name	Base Salary as of June 30, 2020	Target (%)			Target ($)	Financial (70%)	Client Satisfaction (5%)	Strategic and Leadership (25%)	Earned as % of Target	Earned ($)
Timothy C. Gokey	$900,000	x	150%	=	$1,350,000	103%	103%	125%	109%	$1,468,800
James M. Young	$611,573	x	100%	=	$ 611,573	103%	103%	110%	105%	$ 642,457
Richard J. Daly	$750,000	x	125%	=	$ 937,500	103%	103%	125%	109%	$1,020,000
Robert Schifellite	$634,113	x	115%	=	$ 729,230	110%	110%	140%	117%	$ 856,299

Mr. Perry’s annual incentive award is split evenly between a corporate goals component and a sales incentive component to reflect his continued role in managing our Global Sales, Marketing and Client Solutions function.

Base Salary as of June 30, 2020	Target (%)			Total Target ($)	Corporate Goals Component					Sales Incentive Component			Total
					Target (50% of Total) ($)	Financial (70%)	Client Satisfaction (5%)	Strategic and Leadership (25%)	Earned ($)	Target (50% of Total) ($)	Closed Sales (100%)	Earned ($)	Earned as % of Target	Earned ($)
$640,696	x	140%	=	$896,974	$448,487	103%	103%	130%	$493,560	$448,487	123%	$550,070	116%	$1,043,630

68	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Long-Term Equity Incentive Compensation

The purpose of long-term equity incentive compensation is to align executive officer financial interests with those of stockholders, and to improve our long-term profitability and stability through the attraction and retention of superior talent.

The Company grants both stock options and performance-based RSUs to its executive officers annually to reinforce key long-term business strategies. Stock options have a 10-year term and align executive officers with stockholder interests to create long-term growth in the Common Stock price. Performance-based RSUs, which have a two-year performance period with EPS goals, reinforce year-over-year EPS growth. This metric was selected because it is Broadridge’s primary measure of long-term corporate profitability and is intended to provide alignment with stockholders’ interests.

Each executive officer has an annual long-term equity incentive target grant denoted in terms of a dollar value, which is allocated equally between stock options and performance-based RSUs. The Compensation Committee considers recommendations from the CEO with regard to grants of stock options and performance-based RSUs to executive officers other than himself and Mr. Daly. The Compensation Committee retains full responsibility for approval of individual grants. Details on the annual equity awards are provided in the table below.

TYPE OF EQUITY	FY20 TIMING	VESTING	TERMS
Stock Options	August 2019: The Compensation Committee determined target dollar value for each officer. February 2020: Stock options granted.	Vest 25% per year on the anniversary date of the grant, subject to continued employment with the Company.

●   The exercise price equals the Common Stock closing price on the date of the grant (i.e., fair market value).

●   Stock options have a 10-year maximum term.

●   The number of stock options is determined by dividing the target value by the option’s binomial value.(1)(2)

Performance- Based RSUs	August 2019: The Compensation Committee determined the performance criteria and the target dollar value for each officer. October 2019: Performance-based RSUs granted.

Vest on April 1st of the calendar year following the two-year performance period. These awards have time-based vesting after the achievement of performance goals, resulting in a 30-month total vesting period from date of award to date of vesting.(3)

●   The performance criterion is average Compensation Adjusted EPS for fiscal years 2020 and 2021.

●   The number of shares that can be earned based on performance ranges from 0% to 150% of the total target RSUs.

●   The dollar target is converted into a target number of RSUs based on the average closing price of Common Stock in the month of August.(2)

(1)	The binomial value is determined using a binomial option-pricing valuation model under FASB ASC Topic 718 and based on a 30-day average closing price of Common Stock, typically determined one week prior to the Compensation Committee meeting in February.

(2)	The use of an average Common Stock closing price for purposes of converting dollar value targets into shares is intended to reduce the impact of short-term stock price volatility on individual awards, thereby mitigating the risk of a windfall or impairment to the award opportunity.

(3)	Mr. Daly’s October 2019 award provides that in the event of his retirement from the Company during the performance period, the award will vest in full on April 1, 2022 based on actual performance at the end of the performance period, subject to compliance with the restrictive covenants in his award agreement.

BROADRIDGE 2020 PROXY STATEMENT	69

Executive Compensation

Fiscal Year 2020 Long-Term Equity Incentive Awards Granted

In August 2019, the Compensation Committee approved the fiscal year 2020 long-term equity incentive award targets for the Named Executive Officers, taking into account the review of the Peer Group market analysis completed by FW Cook, and the Named Executive Officers’ ongoing roles and impact on the organization.

The Compensation Committee approved the grant of the following annual stock option and performance-based RSU awards during fiscal year 2020:

Name	Annual Stock Options		Annual Performance-Based RSUs		Total Annual Value ($)
	Awards (#)	Value ($)	Awards (#)	Value ($)
Timothy C. Gokey	125,877	$3,050,000	23,972	$3,050,000	$6,100,000
James M. Young(1)	41,580	$1,007,500	7,918	$1,007,500	$2,015,000
Richard J. Daly	58,037	$1,406,250	11,052	$1,406,250	$2,812,500
Christopher J. Perry(2)	39,413	$ 955,000	3,576	$ 455,000	$1,410,000
Robert Schifellite	28,786	$ 697,500	5,482	$ 697,500	$1,395,000

(1)	Mr. Young left the Company on August 31, 2020, therefore all equity awards reflected in this table were forfeited upon his departure.

(2)	Due to his change in role in the middle of fiscal year 2020, Mr. Perry’s annual performance-based RSU award was granted in October 2019 at the target level for his former role and his annual stock option award was granted in February 2020 at the target level for his role as President.

Fiscal Year 2020 Performance-Based RSU Awards Earned

The goals for performance-based RSUs granted on October 1, 2018 were set and evaluated by the Compensation Committee in August 2018. Following the end of the two-year performance period, the Compensation Committee determined that the Named Executive Officers earned 120% of the performance-based RSU target award amounts, due to the achievement of average Compensation Adjusted EPS for fiscal years 2019 and 2020 of $4.93. Broadridge’s annual Compensation Adjusted EPS achievement for fiscal years 2019 and 2020 was $4.83 and $5.02, respectively. The earned RSUs will vest and convert to shares of our Common Stock on April 1, 2021, provided that the officer remains actively employed with Broadridge on the vesting date.

(1)	For information on how this metric is calculated, see “Explanation of Compensation Adjusted Non-GAAP Financial Measures” on page 75.

70	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Additional Benefits

Retirement Plans

Broadridge provides the Named Executive Officers with retirement benefits on the same terms as those offered to other employees generally through Broadridge’s 401(k) Plan. The 401(k) Plan allows our U.S. employees to save for retirement on a tax-deferred or Roth after-tax basis, and Broadridge makes matching contributions to the 401(k) Plan to encourage participation in this plan.

In addition, the Named Executive Officers, other than Mr. Young and Mr. Perry, participate in the Company’s Supplemental Officer Retirement Plan (the “SORP”), which is a non-qualified supplemental retirement plan. The SORP provides supplemental benefits to certain executive officers and was intended to support the objective of attracting and retaining key talent by improving the market competitiveness of our overall rewards package and tying the receipt of value to continued tenure through a defined retirement age. On January 1, 2014, the SORP was closed to new participants.

The Amended and Restated Broadridge Executive Retirement and Savings Plan (the “ERSP”) is a defined contribution restoration plan that mirrors the 401(k) Plan for those executives who are not participating in the SORP. The ERSP provides specified deferred compensation benefits to a select group of U.S.-based management or highly compensated employees. The ERSP allows for voluntary associate deferrals of base salary and/or cash incentive compensation and employer contributions above the qualified defined contribution compensation and deferral limitations. Participants in the SORP are eligible to defer their cash compensation under the ERSP but are not eligible for additional benefits such as Company matching under the ERSP.

Please see the “Pension Benefits” and the “Non-Qualified Deferred Compensation” tables on pages 83 and 84 in this Proxy Statement, respectively, for further information regarding Broadridge’s retirement plans.

Executive Retiree Health Insurance Plan

Certain key executives, including all Named Executive Officers, who terminate employment with the Company after they have attained age 55 and have been credited with at least 10 years of service are eligible to participate in our Executive Retiree Health Insurance Plan. This plan is a post-retirement benefit plan pursuant to which the Company helps defray the health care costs of certain eligible key executive retirees and qualifying dependents until they reach the age of 65. This plan is intended to support the objective of attracting and retaining key talent by improving the market competitiveness of our overall rewards package.

Benefit Plans

Broadridge provides its Named Executive Officers with health and welfare benefits during active employment on the same terms as those offered to other employees.

Perquisites

Broadridge provides the Named Executive Officers with a Company-paid car or car allowance. In addition, under the Matching Gift Program, the Broadridge Foundation provides up to $10,000 per calendar year in matching of charitable contributions made to qualified tax-exempt organizations on behalf of executive officers. As part of our response to the Covid-19 pandemic, Broadridge provided a double match for associate donations to certain Covid-19 relief organizations. The Compensation Committee approved the participation of executive officers in the double match program; the additional match amounts do not count towards the $10,000 calendar year maximum.

These perquisites are consistent with both general industry market practice based on independent third-party executive benefit and perquisite surveys and Broadridge’s executive rewards strategy. The Compensation Committee reviewed these perquisites in fiscal year 2020 and determined that they are in line with perquisites provided by companies with which Broadridge competes for talent.

Please see the All Other Compensation table on page 79 of this Proxy Statement for more information regarding the perquisites provided to the Named Executive Officers.

BROADRIDGE 2020 PROXY STATEMENT	71

Executive Compensation

Change in Control Severance Plan

Our CIC Plan is designed to neutralize the potential conflict our executive officers could face with a potential change in control and possible termination of employment and to facilitate our ability to attract and retain executives as we compete for talented individuals in a marketplace where such protections are commonly offered. In addition, the CIC Plan protects and enhances stockholder value by encouraging executive officers to evaluate potential transactions with independence and objectivity, ensuring continuity of management prior to and after a transaction, and ensuring that executive officers receive reasonable severance compensation in the event that their positions are eliminated as a result of a transaction.

All Named Executive Officers participate in the CIC Plan. The CIC Plan is a “double-trigger” plan that requires both a change in control of the Company and a subsequent qualifying termination of employment in order for the executive officer to receive any payment under the plan. Under the CIC Plan, if a participant’s employment is terminated by the Company without “cause” or by the participant for “good reason,” as those terms are defined under the CIC Plan, the participant would be eligible to receive a severance payment and the vesting of certain equity awards will be accelerated.

In fiscal year 2020, the Compensation Committee amended the CIC Plan in order to align it with current prevalent market practices. Under the terms of the CIC Plan, these changes are generally effective December 10, 2020, which is six months from the approval date, as required by the CIC Plan. The amendments:

●	Shortened the protection period following a CIC from three years to two years

●	Added the payment of pro-rata bonuses for the year of a qualifying termination during the protection period following a CIC based on two-year average actual awards

●	Revised the definition of “good reason” to clarify when a qualifying termination would occur and to:

o	include a trigger event for a change in location of primary worksite by more than 50 miles; and

o	clarify that the compensation reduction clause requires a material reduction in aggregate compensation and benefits

In addition, the CIC Plan was amended to prospectively remove the terms related to the treatment of equity awards in a CIC from the CIC Plan and those terms were to be added to the applicable equity award agreements. The Compensation Committee approved forms of award agreement for stock options, time-based RSUs and performance-based RSUs that provide for double-trigger accelerated vesting upon a covered termination of employment for a shortened protection period of two years. These amended terms were effective for equity awards granted after September 2019.

The CIC Plan does not include excise tax gross-up protections.

In 2020, Mr. Daly agreed to terminate his Change in Control Enhancement Agreement with the Company (the “Enhancement Agreement”) under which he was entitled to receive a termination payment of 200% of his cash compensation if his employment terminated without “cause” or he resigned for “good reason” within two years after a CIC, and 150% if his termination occurred between two and three years after a CIC. The Enhancement Agreement provided that he would receive on an item-by-item basis, the greater of the benefits and payments under the Enhancement Agreement and the CIC Plan.

Please see the “Potential Payments upon a Termination or Change in Control” section beginning on page 85 of this Proxy Statement for further information regarding the CIC Plan.

Officer Severance Plan

The Company maintains an Officer Severance Plan for executive officers, including the Named Executive Officers, in order to enhance recruitment and retention of senior officers who are key to our long-term success without the necessity of having separate employment agreements. The Officer Severance Plan provides for severance benefits when an executive officer is terminated without “cause” as defined in the Officer Severance Plan. Upon a qualifying termination, the executive officer would be eligible to receive severance payments, and the vesting of certain equity awards will continue during the severance period.

72	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

In fiscal year 2020, the Compensation Committee revised the definition of “cause” in the Officer Severance Plan to be consistent with our other compensation agreements and plans.

In the instance that an executive officer is due benefits or payments under both the Officer Severance Plan and the CIC Plan, the executive officer would be eligible to receive the greater of the benefits and payments and the more favorable terms and conditions determined on an item-by-item basis.

Please see the “Potential Payments upon a Termination or Change in Control” section beginning on page 85 of this Proxy Statement for further information regarding the Officer Severance Plan.

Employment Agreements

Broadridge does not have employment agreements in place with any Named Executive Officers.

Corporate Governance Policies

Stock Ownership Guidelines and Retention and Holding Period Requirements

The Company’s stock ownership guidelines reinforce the objective of increasing equity ownership of the Company among executive officers in order to more closely align their interests with those of our stockholders. The ownership guidelines are based on each executive officer acquiring and holding a total equity value at least equal to a specified multiple of his or her annual base salary. The multiples of base salary by executive officer position are:

LEVEL	MULTIPLE OF BASE SALARY
Chief Executive Officer	6x
Executive Chairman	6x
President	4x
Chief Financial Officer	3x
All other Corporate Senior Vice Presidents and Corporate Vice Presidents	2x

WHAT COUNTS:	WHAT DOESN’T COUNT:
• Shares owned outright • Shares beneficially owned by direct family members (spouse, dependent children) • Shares held in the executive’s account under a 401(k) plan or other savings plan	• Unexercised stock options • Unvested time- and performance-based RSUs

The Compensation Committee has also established stock retention and holding period requirements for the executive officers. Specifically:

•	An executive officer should retain at least 50% of the net profit shares realized after the exercise of stock options or vesting of RSUs until the ownership level is reached. Net profit shares are the shares remaining after the sale of shares to finance payment of the stock option exercise price, taxes and transaction costs owed at exercise or vesting.

•	After the ownership level is met, the executive officer must continue to hold at least 50% of future net profit shares for one year.

All executive officers were in compliance with the stock retention requirement in fiscal year 2020. Additionally, all executive officers currently meet or are making progress toward meeting the ownership multiples.

BROADRIDGE 2020 PROXY STATEMENT	73

Executive Compensation

Clawback Policy

The Company maintains a clawback policy that provides for reimbursement by an executive officer, including the NEOs, of all or part of any cash or equity incentive-based compensation if the award was based upon the achievement of financial results that were subsequently the subject of an accounting restatement due to material noncompliance with financial reporting requirements by the Company. The policy provides for the recovery of the excess incentive-based compensation paid during a three-year period preceding the restatement. If the executive officer’s intentional misconduct or other wrongful conduct enumerated in the policy contributed to the circumstances requiring a restatement, then the Company may seek to recover all of the executive officer’s incentive-based compensation and not just the excess amount.

The policy also provides for recovery of an executive officer’s incentive-based compensation in circumstances other than an accounting restatement in the event the executive officer engaged in intentional misconduct, or other wrongful conduct enumerated in the policy, which caused material financial or reputational damage to Broadridge. In that event, the Company may recover up to all of the executive officer’s incentive-based compensation during the three-year period preceding the relevant activity.

In addition, in the event incentive payments are made due to materially inaccurate calculations, the policy provides for recovery of up to all of the executive officer’s incentive-based compensation during the three-year period preceding the discovery of the inaccurate information.

The clawback policy provides that the Board is not required to take any of these steps if it concludes that doing so would not be in the best interests of the Company.

Pre-Clearance and Insider Trading Policy and Prohibition on Hedging and Pledging

The Broadridge trading policy for the Company’s officers, directors and employees provides that the Company’s officers, directors, certain employees or their immediate family members, family trusts or other controlled entities cannot engage in any transaction in Broadridge securities (including purchases, sales, broker assisted cashless exercises of stock options and the sale of Common Stock acquired pursuant to exercise of stock options) without first obtaining the approval of the Company’s General Counsel, or in his absence, the Company’s CFO, during a defined window period when they are not in possession of material non-public information about the Company.

The window period is generally defined as the period of time commencing on the second day after the public release by Broadridge of its quarterly and annual earnings information and ending on the date of distribution to any member of Broadridge’s senior management of the “flash” financial performance results for the second month of the then current fiscal quarter, but can be closed by the Company’s General Counsel at any time. The Broadridge trading policy also clarifies the obligations of Broadridge’s officers, directors and employees with respect to securities law prohibitions against insider trading.

In addition, the trading policy prohibits the Company’s officers, directors and employees from engaging in short sales and the purchase of any financial instrument, including prepaid variable forward contracts, equity swaps, put options, collars and exchange funds, or otherwise engaging in a transaction that is designed to, or may reasonably be expected to have the effect of, hedging or offsetting any decrease in the market value of Broadridge securities, and also prohibits holding Broadridge securities in a margin account or pledging Broadridge securities as collateral for a loan.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally places a limit of $1 million on the amount of compensation a public company can deduct in any year for each of its “covered employees” (which includes the current and certain former Named Executive Officers). The Compensation Committee believes that its primary responsibility is to provide a compensation program that is designed to attract, retain and reward the executive talent necessary to the success of the Company. The Compensation Committee considers the factors discussed above in setting the compensation of the Named Executive Officers, and it does not take into account the limit on deductibility under Section 162(m).

74	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Non-GAAP Financial Measures

Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures

Certain financial results in the Proxy Summary and the 2020 Financial Performance Highlights sections are Non-GAAP financial measures. These Non-GAAP measures include Adjusted EBT and Adjusted EPS, and they should be viewed in addition to, and not as a substitute for, our reported results.

Our Non-GAAP Adjusted earnings results exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance.

Our Non-GAAP Adjusted EBT and Adjusted EPS measures for fiscal year 2019 excluded:

•    Amortization of Acquired Intangibles and Purchased Intellectual Property

•    Acquisition and Integration Costs

Our Non-GAAP Adjusted EBT and Adjusted EPS measures for fiscal year 2020 excluded:

•    Amortization of Acquired Intangibles and Purchased Intellectual Property

•    Acquisition and Integration Costs

•    A charge on the hardware assets to be transferred to IBM and other charges related to the information technology agreement with IBM for private cloud services

•    A non-operating, cash gain on the sale of one of the Company’s joint venture investments

•    Certain non-recurring expenses associated with the Covid-19 pandemic

Please see “Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures” on pages 15-16 of the Annual Report to Stockholders accompanying this Proxy Statement, which can also be found on our website at www.broadridge.com, for more information on the use of these Non-GAAP financial measures and a reconciliation of these Non-GAAP measures to their most directly comparable GAAP measures.

Explanation of Compensation Adjusted Non-GAAP Financial Measures

We use a variety of performance metrics when setting the incentive compensation performance goals at the beginning of the fiscal year. These metrics are:

•    Compensation Adjusted EBT—annual cash incentive award

•    Closed Sales—annual cash incentive award

•    Compensation Adjusted Fee-Based Revenues—annual cash incentive award

•    Compensation Adjusted EPS—performance-based RSUs

As a consequence of the importance of Non-GAAP financial measures in managing our business, the Compensation Committee utilizes certain Non-GAAP measures in the executive officer compensation process. The Compensation Committee may further adjust these metrics, as set forth in the 2018 Omnibus Plan and reported in the Company’s financial statements, to ensure that the measurement of performance reflects factors that management can directly control and so payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business.

BROADRIDGE 2020 PROXY STATEMENT	75

Executive Compensation

Compensation Adjusted EBT is defined as the Company’s GAAP EBT, as reported in the Company’s financial statements, adjusted to exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. In calculating achievement of this goal, pre-set adjustments were applied by the Compensation Committee to exclude the impact of:

•    Asset write-downs

•    Litigation or claim judgments or settlements

•    Reorganization and restructuring programs to the extent they result in aggregate net charge in excess of $6 million

•    Acquisitions or divestitures closed during the fiscal year and not included in the operating plan

•    Foreign currency exchange gains and losses to the extent they vary from the Company’s operating plan

•    Other events affecting the Company, as determined by the Compensation Committee to encompass Covid-related expenses

Closed Sales is the total recurring fee revenue closed sales in the fiscal year. Closed sales represent an estimate of the expected recurring annual fee revenues for new client contracts that were signed by Broadridge in the current reporting period. Closed sales do not include event-driven or distribution activity. A sale is considered closed when the Company has received the signed client contract. The amount of the Closed sale is an estimate of annual revenues based on client volumes or activity. The inherent variability of transaction volumes and activity levels can result in some variability of amounts reported as actual achieved Closed sales. Consequently, an adjustment is made (either positive or negative) to the total recurring revenue closed sales amount that reflects changes to the actual products and services delivered to clients using trailing five years actual data as the starting point, normalized for outlying factors, if any, to enhance the accuracy of the allowance.

Compensation Adjusted Fee-Based Revenues are the Company’s total annual revenues, less distribution revenues that consist primarily of postage-related fees. In calculating achievement of this goal, pre-set adjustments were applied to exclude the impact of:

•    Foreign currency exchange gains and losses to the extent they vary from the Company’s operating plan

•    Acquisitions or divestitures closed during the fiscal year and not included in the operating plan

Compensation Adjusted EPS is defined as the Company’s GAAP EPS, as reported in the Company’s financial statements, adjusted to exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, as further adjusted to exclude the impact of the items specified by the Compensation Committee. In scoring the achievement of fiscal years 2019 and 2020 performance-based RSUs, the Compensation Committee applied its pre-set adjustments to exclude the impact of:

•    Asset write-downs

•    Litigation or claim judgments or settlements

•    Any variance in the actual impact of the excess tax benefit arising from stock-based compensation on EPS in a fiscal year from the planned impact of $0.17 and $0.11 per share in fiscal year 2019 and fiscal year 2020, respectively

•    Reorganization and restructuring programs to the extent they result in aggregate net charge in excess of $6 million

•    Acquisitions or divestitures closed during the fiscal year and not included in the operating plan

•    Foreign currency exchange gains and losses to the extent they vary from the Company’s operating plan

•    Other events affecting the Company, as determined by the Compensation Committee for fiscal year 2020 to encompass Covid-related expenses

76	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2020 Proxy Statement and be incorporated by reference in the 2020 Form 10-K.

Compensation Committee of the Board of Directors

Alan J. Weber, Chair
Brett A. Keller
Maura A. Markus

BROADRIDGE 2020 PROXY STATEMENT	77

Executive Compensation

Summary Compensation

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Timothy C. Gokey	2020	$895,833	$2,867,291	$2,705,097	$1,468,800	$1,170,499	$ 41,888	$ 9,149,408
CEO	2019	$776,250	$1,937,706	$2,208,262	$1,434,109	$ 879,184	$ 50,483	$ 7,285,994
	2018	$633,450	$ 993,392	$1,031,792	$1,050,886	$ 411,543	$ 49,844	$ 4,170,907
James M. Young(6)	2020	$608,126	$ 947,072	$ 893,554	$ 642,457	—	$143,131	$ 3,234,340
Former SVP	2019	$586,202	$ 947,096	$ 906,544	$ 615,934	—	$126,887	$ 3,182,663
and CFO	2018	$560,023	$ 840,580	$ 873,060	$ 630,541	—	$127,327	$ 3,031,531
Richard J. Daly	2020	$750,000	$1,321,930	$1,247,215	$1,020,000	$2,128,040	$ 55,757	$ 6,522,942
Executive	2019	$855,580	$3,400,116	$3,254,294	$1,273,136	$1,476,870	$ 67,125	$10,327,121
Chairman	2018	$923,782	$3,056,698	$3,174,775	$1,926,004	$2,062,901	$ 72,335	$11,216,495
Christopher J.	2020	$637,085	$ 427,725	$ 846,985	$1,043,630	—	$160,424	$ 3,115,849
Perry	2019	$616,025	$1,420,003	$ 413,755	$1,036,590	—	$174,819	$ 3,661,192
President	2018	$598,082	$ 356,560	$ 370,382	$1,129,137	—	$173,967	$ 2,628,128
Robert Schifellite	2020	$630,539	$ 655,702	$ 618,611	$ 856,299	$1,295,668	$ 55,286	$ 4,112,105
SVP, ICS	2019	$607,807	$ 647,492	$ 619,692	$ 814,149	$1,253,252	$ 62,740	$ 4,005,132
	2018	$580,662	$ 509,450	$ 529,114	$ 912,653	$ 597,405	$ 42,992	$ 3,172,276

(1)	Reflects performance-based and time-based RSUs granted under the 2018 Omnibus Award Plan. Amounts in this column represent the aggregate grant date fair value of the RSUs computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See Note 15, “Stock-Based Compensation,” to the 2020 Consolidated Financial Statements, for the relevant assumptions used to determine the valuation of these awards. The amounts shown reflect the grant date fair value based upon the probable outcome of the performance conditions as of the grant date. The maximum value of the performance-based RSUs granted in fiscal year 2020 assuming achievement of the highest level of performance is: Mr. Gokey: $4,300,936; Mr. Young: $1,420,608; Mr. Daly: $1,982,895; Mr. Perry: $641,588; and Mr. Schifellite: $983,553. Mr. Gokey’s fiscal year 2019 amount also includes a one-time performance-based RSU award granted in connection with his promotion to the role of CEO. Mr. Perry’s fiscal year 2019 amount also includes a special time-based RSU award granted for retention purposes.

(2)	Reflects stock options granted under the 2018 Omnibus Award Plan. Amounts in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Please see Note 15, “Stock-Based Compensation,” to the 2020 Consolidated Financial Statements, for the relevant assumptions used to determine the valuation of these awards. The fair value of each option award is estimated on the date of grant using the binomial stock option valuation method.

(3)	Represents annual incentive cash compensation based on performance of the Named Executive Officers during the corresponding fiscal year, which was paid to the Named Executive Officers in the following fiscal year.

(4)	Represents changes in the actuarial present value of the Named Executive Officer’s benefit under the SORP. See “Pension Benefits” for a discussion of the SORP and development of the actuarial present value.

(5)	Please see the All Other Compensation table on page 79 of this Proxy Statement for additional information.

(6)	Mr. Young left the Company on August 31, 2020, following the end of the fiscal year. Any unvested equity awards reflected in this table were forfeited upon Mr. Young's departure.

78	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

All Other Compensation

				Company
		Perquisites		Contributions
		and Other		to Defined		Matching
		Personal	Tax	Contribution	Insurance	Charitable
Name	Year	Benefits(A)	Reimbursements(B)	Plans(C)	Premiums(D)	Contributions(E)	Total
Timothy C. Gokey	2020	$13,334	—	$ 16,844	$1,710	$10,000	$ 41,888
	2019	$19,409	$1,250	$ 18,340	$1,484	$10,000	$ 50,483
	2018	$19,141	$1,250	$ 18,013	$1,440	$10,000	$ 49,844
James M. Young	2020	$15,298	—	$109,227	$1,606	$17,000	$143,131
	2019	$20,189	$1,250	$ 99,120	1,328	$ 5,000	$126,887
	2018	$17,333	$1,250	$ 91,916	$1,328	$15,500	$127,327
Richard J. Daly	2020	$14,969	—	$ 29,078	$1,710	$10,000	$ 55,757
	2019	$24,643	$1,250	$ 26,740	$1,492	$13,000	$ 67,125
	2018	$34,330	$1,250	$ 26,263	$1,492	$ 9,000	$ 72,335
Christopher J. Perry	2020	$20,100	$1,250	$127,416	$1,658	$10,000	$160,424
	2019	$20,980	$1,250	$141,176	$1,413	$10,000	$174,819
	2018	$20,070	$1,250	$141,262	$1,385	$10,000	$173,967
Robert Schifellite	2020	$14,284	—	$ 29,355	$1,647	$10,000	$ 55,286
	2019	$21,249	$1,250	$ 28,840	$1,401	$10,000	$ 62,740
	2018	$ 3,309	—	$ 28,325	$1,358	$10,000	$ 42,992

(A)	For all Named Executive Officers, other than Mr. Perry, represents actual costs to the Company of leasing automobiles used for personal travel, automobile insurance and other maintenance costs. For Mr. Perry, represents a car allowance paid by the Company. For Mr. Gokey (fiscal years 2018 and 2019), Mr. Daly (fiscal years 2018 and 2019), Mr. Young (fiscal years 2018 and 2019), Mr. Perry (fiscal years 2019 and 2020), and Mr. Schifellite (fiscal year 2019), this also includes an amount paid by the Company on behalf of their spouses or significant others who accompanied them on business travel. For Mr. Daly and Mr. Schifellite (fiscal year 2020) includes an amount for a gift certificate received as part of the Company wellness program.

(B)	Represents reimbursement of taxes up to $1,250 on amounts paid by the Company on behalf of the executive’s spouse or significant other who accompanied them on business travel.

(C)	Represents contributions made by the Company to the ERSP and the 401(k) Plan.

(D)	Represents life insurance, accidental death and dismemberment and long-term disability premiums paid by the Company.

(E)	Represents Company-paid contributions made to qualified tax-exempt organizations on behalf of the Named Executive Officers under the Matching Gift Program. The Company matches 100% of all contributions made by its executive officers to qualified tax-exempt organizations, up to a maximum Company contribution of $10,000 per calendar year. Amounts shown reflect total Company matching contributions in each fiscal year, and therefore may be greater than the calendar year maximum. For Mr. Young, represents an additional value representing a double match offered by the Company for all associates to benefit organizations providing support during the Covid-19 pandemic. This double match did not count against the maximum Company contribution.

BROADRIDGE 2020 PROXY STATEMENT	79

Executive Compensation

Grants of Plan-Based Awards

The following table sets forth information with respect to all plan-based awards granted to our Named Executive Officers in fiscal year 2020. Please see the Outstanding Equity Awards at Fiscal Year-End table for the outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2020.

Name	Grant Date	Committee Award Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Timothy C. Gokey			$675,000	$1,350,000	$2,700,000
	10/01/2019(4)	9/17/2019				11,986	23,972	35,958			$2,867,291
	2/04/2020(5)	2/04/2020							125,877	$117.34	$2,705,097
James M. Young			$305,787	$ 611,573	$1,223,146
	10/01/2019(4)	9/17/2019				3,959	7,918	11,877			$ 947,072
	2/04/2020(5)	2/04/2020							41,580	$117.34	$ 893,554
Richard J. Daly			$468,750	$ 937,500	$1,875,000
	10/01/2019(4)	9/17/2019				5,526	11,052	16,578			$1,321,930
	2/04/2020(5)	2/04/2020							58,037	$117.34	$1,247,215
Christopher J. Perry			$448,487	$ 896,974	$1,793,948
	10/1/2019(4)	9/17/2019				1,788	3,576	5,364			$ 427,725
	2/04/2020(5)	2/04/2020							39,413	$117.34	$ 846,985
Robert Schifellite			$364,615	$ 729,230	$1,458,460
	10/1/2019(4)	9/17/2019				2,741	5,482	8,223			$ 655,702
	2/04/2020(5)	2/04/2020							28,786	$117.34	$ 618,611

(1)	Amounts consist of the threshold, target and maximum annual cash incentive award levels. Amounts in the threshold awards column represent 50% of the target award which corresponds to the minimum performance level required for a payout of the award. Amounts in the maximum awards column represent 200% of the target award which corresponds to the maximum payout of the award. Actual amounts paid to the Named Executive Officers are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation table with respect to fiscal year 2020.

(2)	Amounts consist of the threshold, target and maximum performance-based RSU awards set in fiscal year 2020 under the 2018 Omnibus Plan. Amounts in the threshold awards column represent 50% of the target award which corresponds to the minimum performance level required for a payout of the award. Amounts in the maximum awards column represent 150% of the target award which corresponds to the maximum payout of the award.

(3)	These amounts are valued based on the aggregate grant date fair value of the award determined pursuant to FASB ASC Topic 718, and based on the probable outcome of the performance condition in the case of performance-based RSUs, excluding the effect of estimated forfeitures. See Note 15, “Stock-Based Compensation,” to the 2020 Consolidated Financial Statements, for a discussion of the relevant assumptions used in calculating these amounts.

(4)	Represents performance-based RSUs granted under the 2018 Omnibus Plan on October 1, 2019 that will vest and convert to Broadridge shares on April 1, 2022, provided that pre-set financial performance goals are met over the fiscal years 2020 and 2021 performance cycle. Named Executive Officers can earn from 0% to 150% of their stated RSU award amount in shares.

(5)	Represents a stock option award granted under the 2018 Omnibus Plan on February 4, 2020, that will vest ratably over the next four years on the anniversary of the date of grant.

80	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of June 30, 2020.

	Option Awards				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Timothy C. Gokey	61,997	—	$ 24.25	2/9/2022(2)
	115,738	—	$ 22.27	2/11/2023(3)
	60,908	—	$ 36.97	2/10/2024(4)
	72,222	—	$ 50.95	2/9/2025(5)
	61,349	—	$ 51.95	2/8/2026(6)
	44,546	14,849	$ 67.32	2/10/2027(7)
	23,280	23,281	$ 93.88	2/12/2028(8)
	24,957	74,874	$ 98.31	2/11/2029(9)
	—	125,877	$117.34	2/4/2030(10)
					12,084	$1,524,880(11)
					7,872	$ 993,368(12)
							23,972	$3,025,027(13)
James M.	—	10,349	$ 67.32	2/10/2027(7)
Young(15)	19,699	19,699	$ 93.88	2/12/2028(8)
	10,245	30,738	$ 98.31	2/11/2029(9)
	—	41,580	$117.34	2/4/2030(10)
					9,062	$1,143,534(11)
							7,918	$999,172(13)
Richard J. Daly	46,560	—	$ 51.95	2/8/2026(6)
	42,746	42,747	$ 67.32	2/10/2027(7)
	71,633	71,633	$ 93.88	2/12/2028(8)
	36,780	110,340	$ 98.31	2/11/2029(9)
	—	58,037	$117.34	2/4/2030(10)
					32,534	$4,105,465(11)
							11,052	$1,394,652(13)
Christopher J.	9,722	—	$ 50.95	2/9/2025(5)
Perry	47,000	—	$ 50.95	2/9/2025(14)
	15,337	—	$ 51.95	2/8/2026(6)
	12,598	6,300	$ 67.32	2/10/2027(7)
	8,357	8,357	$ 93.88	2/12/2028(8)
	4,676	14,029	$ 98.31	2/11/2029(9)
	—	39,413	$117.34	2/4/2030(10)
					4,136	$521,922(11)
							3,576	$451,255(13)
Robert Schifellite	18,759	—	$ 36.97	2/10/2024(4)
	43,611	—	$ 50.95	2/9/2025(5)
	37,248	—	$ 51.95	2/8/2026(6)
	24,297	8,100	$ 67.32	2/10/2027(7)
	11,938	11,939	$ 93.88	2/12/2028(8)
	7,003	21,012	$ 98.31	2/11/2029(9)
	—	28,786	$117.34	2/4/2030(10)
					6,195	$781,747(11)
							5,482	$691,774(13)

(1)	Calculated using the closing stock price on the last trading day of fiscal year 2020 of $126.19 per share.

(2)	Represents annual stock options granted on February 9, 2012. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(3)	Represents annual stock options granted on February 11, 2013. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

BROADRIDGE 2020 PROXY STATEMENT	81

Executive Compensation

(4)	Represents annual stock options granted on February 10, 2014. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(5)	Represents annual stock options granted on February 9, 2015. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(6)	Represents annual stock options granted on February 8, 2016. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(7)	Represents annual stock options granted on February 10, 2017. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(8)	Represents annual stock options granted on February 12, 2018. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(9)	Represents annual stock options granted on February 11, 2019. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(10)	Represents annual stock options granted on February 4, 2020. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(11)	Represents annual performance-based RSUs awarded on October 1, 2018. Based on achievement against pre-set financial performance goals over the fiscal years 2019 and 2020 performance cycle, 120% of target shares were earned. These RSU awards will vest and convert to Common Stock on April 1, 2021.

(12)	Represents special performance-based RSUs granted on November 8, 2018 under the 2018 Omnibus Plan in connection with Mr. Gokey’s promotion to the role of CEO. Based on achievement against pre-set financial performance goals over the fiscal years 2019 and 2020 performance cycle, 120% of target shares were earned. This RSU award will vest and convert to Common Stock on April 1, 2021.

(13)	Represents annual performance-based RSUs awarded on October 1, 2019. This RSU award will vest and convert to Common Stock on April 1, 2022, provided that pre-set financial performance goals are met over the fiscal years 2020 and 2021 performance cycle. Awards may be earned at 50% to 150% of the stated RSU award amount in shares.

(14)	Represents special stock options granted on February 9, 2015. This grant terminates 10 years from the date of grant, and vests 25% per year over four years, starting on the first anniversary of the date of grant.

(15)	Mr. Young left the Company on August 31, 2020, therefore all of his unvested equity awards have been forfeited.

Option Exercises and Stock Vested

The following table provides information regarding the number of Broadridge stock options that were exercised by Named Executive Officers and the number of RSU awards that vested during fiscal year 2020, and the value realized from the exercise or vesting of such awards.

Name	Stock Options(1)		Stock Awards and Restricted Stock(2)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Timothy C. Gokey	37,500	$ 3,834,068	15,375	$1,404,045
James M. Young	124,455	$ 8,170,724	13,010	$1,188,073
Richard J. Daly	184,137	$12,444,518	47,311	$4,320,441
Christopher J. Perry	—	—	15,764	$1,731,477
Robert Schifellite	20,000	$ 1,793,494	7,885	$ 720,058

(1)	The shares acquired on exercise represent shares of our Common Stock. The value realized upon the exercise of stock options equals the difference between the sale price of Common Stock on the date of exercise and the exercise price of the stock options.

(2)	RSUs convert to shares of Common Stock upon vesting. The value realized on vesting equals the number of RSUs multiplied by the closing price of Common Stock on the date of vesting.

82	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Pension Benefits

The following table sets forth for each Named Executive Officer certain information with respect to the SORP, which provides for pension benefits in connection with retirement. Mr. Young was not, and Mr. Perry is not, eligible to participate in this plan.

Name	Number of Years of Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year ($)
Timothy C. Gokey	9	$ 4,229,721	—
Richard J. Daly	24	$16,420,149	—
James M. Young	—	—	—
Christopher J. Perry	—	—	—
Robert Schifellite	19	$ 6,971,856	—

(1)	SORP-credited service is defined as complete calendar years. Years of service recognized under the SORP for Mr. Daly and Mr. Schifellite include credit for their years of service under ADP’s SORP (as described in more detail below). For actuarial valuation purposes, credited service is attributed through the Statement of Financial Accounting Standards measurement date.

(2)	Service credit and actuarial values are calculated as of June 30, 2020, the pension plan’s measurement date for the last fiscal year. Actuarial values are based on the Society of Actuaries (“SOA”) PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019. The method of valuation to determine the liabilities presented includes discounting the value of the respective benefits, based on service accrued through the measurement date and payable at age 65, for interest and mortality with mortality not applicable prior to the commencement of benefits. The present value amounts for the SORP include the impact of the years of service credited under the ADP Supplemental Officer Retirement Plan (the “ADP SORP”) and are also net of the ADP SORP offset (as described in more detail below).

The SORP is available to executive officers of the Company hired prior to January 1, 2014. Benefits under the SORP are not subject to any maximum benefit limitations under the Code. Although benefits under the SORP are generally payable out of the general assets of the Company, the Company has established a “rabbi trust,” which is intended to provide a source of funds to be contributed by the Company to assist the Company in meeting its liabilities under the SORP.

The SORP provides for a lifetime annuity retirement benefit payable annually at age 65 equal to the product of: (a) a participant’s final five-year average compensation; (b) a multiplier which equals two percent for every year of credited service up to 20 years, plus an additional one percent for every year of service in excess of 20 years; and (c) the applicable vesting percentage.

Years of Credited Service	Vesting Percentage
0-4	0%
5	50%
6	60%
7	70%
8	80%
9	90%
10	100%

Compensation covered under the SORP includes base salary and annual cash incentive award (paid or deferred) and is not subject to the limitations under the Code. Equity compensation is not included in the calculation of the SORP benefit. Payments are also available in other forms of actuarial equivalent annuities.

BROADRIDGE 2020 PROXY STATEMENT	83

Executive Compensation

Reduced benefits are available after age 60 using an early retirement reduction of five percent for each year the benefit commences earlier than age 65. If a participant with a vested benefit terminates employment with the Company prior to reaching age 60, payment of the benefit is delayed until the participant reaches age 60. In addition, the SORP provides: (i) a disability retirement benefit, generally calculated in the same manner as the retirement benefit, if a participant incurs a “disability” while employed by the Company; and (ii) if a participant dies, a spousal benefit equal to 50% of the benefit the participant would have been entitled to at death, provided the participant is at least 35 years old and the vested percentage is greater than zero.

Mr. Daly and Mr. Schifellite are also credited with the service they accrued under the ADP SORP as of the date Broadridge became an independent company from ADP, 13 and six years, respectively. While the net effect of this increases the accrued benefit they receive under the SORP, the benefits are offset by the amount of their vested, accrued benefits payable under the ADP SORP. The amounts of the offset will continue to be the obligations of ADP and are as follows: $223,770 for Mr. Daly and $25,916 for Mr. Schifellite.

Non-Qualified Deferred Compensation

The following table presents contribution, earnings and balance information under the ERSP for our Named Executive Officers for fiscal year 2020:

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at June 30, 2020 ($)(3)
Timothy C. Gokey	—	—	—	—	—
Richard J. Daly	—	—	—	—	—
James M. Young	$ 92,000	$ 90,378	$78,916	—	$1,110,654
Christopher J. Perry	$272,187	$109,574	$35,658	$(343,963)(4)	$1,900,118
Robert Schifellite	—	—	—	—	—

(1)	Represents the deferral of fiscal year 2020 salary and non-equity incentive compensation which is reported in the Summary Compensation table for fiscal year 2020.

(2)	Represents Company contributions to the ERSP reported in the All Other Compensation column of the Summary Compensation table for fiscal year 2020.

(3)	This total reflects the cumulative value of each participant’s deferrals, including the fiscal year 2020 non-equity incentive compensation deferrals of $64,246 for Mr. Young and $208,726 for Mr. Perry, Company contributions and investment experience. The total includes executive and Company contributions of $731,109 for Mr. Young and $1,444,870 for Mr. Perry that were previously reported in the Summary Compensation table as compensation for previous years.

(4)	Lump sum payment made in January 2020 as a result of an election made by Mr. Perry in 2014.

The ERSP is a defined contribution restoration plan that mirrors the Company’s qualified 401(k) Plan. The purpose of the ERSP is to provide specified deferred compensation benefits to a select group of U.S.-based management or highly compensated employees. The ERSP allows for voluntary participant deferrals of base salary and/or bonus (as defined in the ERSP) and employer contributions above the Code’s qualified defined contribution compensation and deferral limitations. Participants in the SORP are eligible to defer their cash compensation under the ERSP but are not eligible for additional benefits such as Company contributions under the ERSP. Company contributions vest 50% after two years of service and 100% after three years of service.

Participants may designate one or more investments from among 23 externally managed mutual funds selected by the plan administrator and available for investment in participants’ accounts under the ERSP to serve as a notional basis for calculating earnings accruals on employee and Company contributions to the ERSP.

The Company provides two types of contributions for eligible employees, as described below. In addition, the Company provides an additional Company contribution to executive officers who are not participants in the SORP (Mr. Young and Mr. Perry in fiscal year 2020). Eligible employees generally must be employed on December 31st to receive the employer contributions for that plan year.

84	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

●	Restoration basic contribution: The Company provides a restoration basic contribution which varies from 1% to 6.25% of eligible salary and cash incentive compensation above the Code’s compensation limit based on the number of years of the eligible employee’s service. Eligible employees are not required to contribute to the ERSP in order to receive the Restoration basic contribution.

●	Restoration matching contribution: Participants who contribute the maximum contribution to the 401(k) Plan are eligible to receive a restoration matching contribution equal to $0.70 or $0.80 for every dollar deferred under the ERSP, up to 6% of eligible pay above the Code’s compensation limit based on the number of months of participation under the 401(k) Plan.

●	Additional Company contribution: Executive officers who are not participants in the SORP are eligible to receive an additional Company contribution of 3% of their base salary and cash incentive amounts.

Participants may elect to enroll in the ERSP each calendar year, but once their deferral elections are made they are irrevocable for the covered year. Participants elect to receive distributions (either as a lump sum or in annual installments) of their deferrals plus any subsequent interest or investment gains upon their retirement, or on a fixed future date at least three years in the future. Certain participants will be subject to a six-month delay prior to their receipt of these distributions. ERSP participants who terminate employment with the Company prior to their elected fixed distribution date receive a lump sum distribution of all deferred amounts by six months after the termination date.

Potential Payments upon a Termination or Change in Control

The Company does not have any employment agreements with its Named Executive Officers that require severance payments upon termination of their employment. The Company maintains the CIC Plan and Officer Severance Plan under which the Named Executive Officers may be eligible for severance payments upon termination of their employment.

The following tables and footnotes quantify the treatment of compensation and value of benefits that each Named Executive Officer would receive under the Company’s compensation program upon various scenarios for termination of employment.

The tables include the amounts that the Named Executive Officers would receive as of June 30, 2020 under the SORP and the Executive Retiree Health Insurance Plan upon retirement, which amounts would be payable on termination of employment. Compensation amounts deferred under the ERSP have been earned and therefore are retained by the Named Executive Officers upon termination. Amounts deferred under the ERSP are not included in the following tables because they are reported in the Non-Qualified Deferred Compensation table on page 84 of this Proxy Statement.

Change in Control Severance Plan

The Company maintains the CIC Plan for the payment of certain benefits to executive officers, including our Named Executive Officers, upon certain qualifying terminations of employment from Broadridge following a change in control. This section describes the provisions of the CIC Plan as in effect on June 30, 2020. It also describes certain amendments to the CIC Plan approved during fiscal year 2020. The amendments are described in more detail on page 72 above.

The CIC Plan, as in effect on June 30, 2020, provides for the following severance benefits upon a termination without “cause” or for “good reason” (as defined below) within two years after a CIC (as defined below):

●	Compensation: The Named Executive Officers will receive 150% of their “current total annual compensation” (generally defined as (i) the higher of (a) the highest rate of annual salary during the calendar year of termination, or (b) the highest rate of annual salary during the calendar year immediately prior to the year of termination, plus (ii) the average annual cash incentive earned in the last two completed calendar years).

Note: As described on page 72 above, the CIC Plan was amended, effective December 10, 2020, to also provide for the payment of a pro-rata annual bonus for the year of termination based on the average of the participant’s annual bonus for the two years prior to the year of termination.

●	Stock Option Vesting: 100% vesting of all unvested stock options.

BROADRIDGE 2020 PROXY STATEMENT	85

Executive Compensation

●	RSU Vesting: 100% vesting of all unvested time-based RSUs where vesting restrictions would have lapsed within two years of termination. In addition, in the case of performance-based RSUs granted prior to September 2019, any stock that a participant would have been entitled to receive had performance goals been achieved at target in the Company’s performance-based RSU programs will be granted to the participant.

Note: For performance-based RSUs granted after September 2019, the applicable award agreements control the vesting terms, and they provide for vesting upon such termination (at target, if the CIC is during the first year of the performance period, or based on actual performance through the last completed fiscal quarter prior to the CIC, if the CIC occurs after the first year of the performance period).

The CIC Plan, as in effect on June 30, 2020, provides for the following severance benefits upon a termination of employment without “cause” or for “good reason” if the termination occurs between the second and third anniversary of a CIC.

Note: The CIC Plan was amended to limit the protection period to two years following a CIC, effective for equity awards granted after September 2019 (for which consent was obtained from the officers), and effective December 10, 2020 for cash severance. See the “Change in Control Severance Plan” section above on page 72 for a description of the CIC Plan amendments.

●	Compensation: The executive officers will receive 100% of their “current total annual compensation” (as defined above).

●	Stock Option Vesting: in the case of stock options granted prior to October 2019, 100% vesting of all unvested stock options that would have vested within one year after termination.

Note: Stock options granted after September 2019 are not entitled to accelerated vesting upon termination of employment without “cause” or for “good reason” that occurs more than two years after the CIC.

●	RSU Vesting: for RSUs granted prior to October 2019, 100% vesting of all unvested time-based RSUs where vesting restrictions would have lapsed within one year of termination, and, in the case of performance-based RSUs for which the performance period has ended, all earned but unvested stock for which vesting restrictions would have lapsed within one year of termination, will vest.

Note: RSUs granted after September 2019 are not entitled to accelerated vesting upon termination of employment without “cause” or for “good reason” that occurs more than two years after the CIC.

In addition, the Company will reduce the severance payments and benefits to the extent specified in the CIC Plan to avoid the imposition of the excise tax under Section 4999 of the Code.

For purposes of the CIC Plan, as in effect on June 30, 2020, a “change in control” generally means: (A) the acquisition of 35% or more of the total combined voting power of the Company’s then outstanding securities; (B) the merger, consolidation or other business combination of the Company, subject to certain exceptions; or (C) the sale of all or substantially all of the Company’s assets, subject to certain exceptions. The CIC Plan was amended effective December 10, 2020, to conform the “change in control” definition in the CIC Plan to the corresponding definition in the 2018 Omnibus Plan.

For purposes of the CIC Plan, “cause” generally means the occurrence of any of the following events after a CIC which is not cured within 15 days after written notice thereof: (A) gross negligence or willful misconduct which is materially injurious to the Company monetarily or otherwise; (B) misappropriation or fraud with regard to the Company or its assets; or (C) conviction of, or the pleading of guilty or nolo contendere to, a felony involving the assets or business of the Company.

For purposes of the CIC Plan, as in effect on June 30, 2020, “good reason” generally means the occurrence of any of the following events after a CIC which is not cured within 15 days after written notice thereof: (A) material diminution in the value and importance of a participant’s position, duties, responsibilities or authority; (B) a reduction in a participant’s aggregate compensation or benefits; or (C) a failure of any successor or assign of the Company to assume in writing the obligations under the CIC Plan. The “good reason” definition in the CIC Plan was amended, effective December 10, 2020, to add a trigger for changes in location of primary worksite of more than 50 miles and to clarify that any reduction in compensation would have to be material and be measured by aggregate compensation and benefits.

In the instance that an executive officer is due benefits or payments under both the Officer Severance Plan and the CIC Plan, the executive officer would be eligible to receive the greater of the benefits and payments and the more favorable terms and conditions determined on an item-by-item basis. See below for the details on the Officer Severance Plan.

86	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Potential Change in Control Payments

The following table sets forth the payments which each of our Named Executive Officers would have received assuming that the employment of each Named Executive Officer was terminated by the Company on June 30, 2020 without “cause” or by the executive for “good reason” within two years following a change in control as well as between two and three years following a change in control.

Name / Form of Compensation	Change in Control
	Within Two Years Following	Between Two and Three Years Following
Timothy C. Gokey
Cash(1)	$ 3,663,746	$ 3,195,900
Accelerated Vesting of Equity Awards(2)	$ 10,371,143	$ 9,118,303
SORP(3)	$ 3,711,368	$ 3,711,368
Health Coverage(4)	$ 203,000	$ 203,000
Total	$ 17,949,257	$ 16,228,571
James M. Young
Cash(1)	$ 1,852,216	$ 1,549,726
Accelerated Vesting of Equity Awards(2)	$ 4,613,385	$ 2,448,655
Total	$ 6,465,601	$ 3,998,381
Richard J. Daly
Cash(1)	$ 3,820,982	$ 2,724,570
Accelerated Vesting of Equity Awards(2)	$ 13,921,002	$ 13,792,589
SORP(3)	$ 16,420,149	$ 16,420,149
Total	$ 34,162,133	$ 32,937,308
Christopher J. Perry
Cash(1)	$ 2,585,339	$ 2,043,908
Accelerated Vesting of Equity Awards(2)	$ 2,354,007	$ 1,245,360
Total	$ 4,939,346	$ 3,289,268
Robert Schifellite
Cash(1)	$ 2,246,271	$ 1,814,571
Accelerated Vesting of Equity Awards(2)	$ 3,176,687	$ 2,767,107
SORP(3)	$ 6,952,811	$ 6,952,811
Health Coverage(4)	$ 125,000	$ 125,000
Total	$12,500,769	$11,659,489

(1)	Represents “current total annual compensation” as detailed above.

●	In the event of a termination of employment within two years following a CIC, base salaries and annual cash incentives are calculated based on the terms of the CIC Plan. The annual cash incentive is the multiple of the average annual cash incentive paid in 2018 and 2019 (the last two completed calendar years).

BROADRIDGE 2020 PROXY STATEMENT	87

Executive Compensation

●	For Mr. Gokey, in the event of a termination of employment within two years following a CIC, he will receive base salary and annual cash incentive payments as per the terms of the Officer Severance Plan.

●	In the event of a termination of employment between two and three years following a CIC, the base salary and annual cash incentive amounts are calculated based on the Officer Severance Plan, as that plan provides the greater benefit.

(2)	Represents the aggregate value of all unvested stock options and performance-based RSUs vesting upon termination under the CIC Plan as detailed above for all NEOs under the CIC Plan, except as detailed below, based on the closing price of our Common Stock on the last trading day of fiscal year 2020 of $126.19 per share.

●	If Mr. Gokey was to terminate between two to three years after a CIC, he would receive continued vesting of outstanding equity as per the Officer Severance Plan.

●	If Mr. Daly or Mr. Schifellite were to terminate between two to three years after a CIC, based on age, they would qualify for “retirement” treatment of their outstanding equity awards, which would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. In addition, Mr. Daly is eligible for full vesting of his performance-based RSU awards upon termination because he has reached age 65 based on his award agreements.

(3)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service after age 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Gokey is 90% vested in his SORP benefits, but based on his age, he would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2020 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.96% discount rate.

(4)	Based on age and service, Mr. Schifellite and Mr. Gokey are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouse reach age 65. Actuarial values are calculated as of June 30, 2020 (measurement date for the last fiscal year) and are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.10% discount rate.

Officer Severance Plan

In the event of a termination without “cause” (as defined below) that is not covered under the CIC Plan, executive officers would be eligible to receive severance benefits under the Officer Severance Plan instead of the CIC Plan. Upon a qualifying termination under the Officer Severance Plan, the executive officers would be eligible to receive:

●	Continued payment of base salary of 24 months for the CEO and 18 months for the other Named Executive Officers

●	Payment of a cash incentive award for the fiscal year of termination on the normal payment date based on actual performance, pro-rated for the Named Executive Officers other than the CEO, who is eligible for a full year’s cash incentive award

●	Continued vesting during the severance period of equity awards granted after the effective date of the Officer Severance Plan, with proration of performance-based restricted stock and RSUs if the termination occurs prior to the end of the performance period

As a condition to receiving any severance payments under the Officer Severance Plan, executive officers will be required to enter into agreements that contain a general release of the Company and certain restrictive covenants, including non-competition provisions that will be in force during the severance period.

For purposes of the Officer Severance Plan, as in effect on June 30, 2020, “cause” generally means: (A) conviction of, or pleading nolo contendere to, a felony; (B) willful misconduct resulting in material harm to the Company; (C) fraud, embezzlement, theft or dishonesty resulting in material harm to the Company; (D) continuing failure to perform duties after written notice; or (E) material breach of any confidentiality, non-solicitation and/or non-competition agreements. This definition was amended in February 2020 to specifically include violations of the Company’s Code of Conduct.

88	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

Potential Payments upon Involuntary Termination without Cause

The following table sets forth the payments which each of our Named Executive Officers would have received assuming that the employment of each Named Executive Officer was terminated by the Company on June 30, 2020 without “cause.”

Name / Form of Compensation	Involuntary Termination without Cause
Timothy C. Gokey
Cash(1)	$ 3,195,900
Accelerated Vesting of Equity Awards(2)	$ 9,118,303
SORP(3)	$ 3,711,368
Health Coverage(4)	$ 203,000
Total	$ 16,228,571
James M. Young
Cash(1)	$ 1,549,726
Accelerated Vesting of Equity Awards(2)	$ 2,448,655
Total	$ 3,998,381
Richard J. Daly
Cash(1)	$ 2,094,375
Accelerated Vesting of Equity Awards(2)	$ 13,792,589
SORP(3)	$ 16,420,149
Total	$ 32,307,113
Christopher J. Perry
Cash(1)	$ 1,975,074
Accelerated Vesting of Equity Awards(2)	$ 1,245,360
Total	$ 3,220,434
Robert Schifellite
Cash(1)	$ 1,752,593
Accelerated Vesting of Equity Awards(2)	$ 2,767,107
SORP(3)	$ 6,952,811
Health Coverage(4)	$ 125,000
Total	$ 11,597,511

(1)	Represents base salary continuation for 24 months for Mr. Gokey or 18 months for other Named Executive Officers, and annual cash incentive award based on actual financial achievement for fiscal year 2020.

(2)	Represents the aggregate value of all unvested stock options and performance-based RSUs assuming performance at target that are eligible to vest upon termination under the Officer Severance Plan as detailed above, based on the closing price of our Common Stock on the last trading day of fiscal year 2020 of $126.19 per share. If Mr. Daly or Mr. Schifellite were to be involuntarily terminated, based on age, they would qualify for “retirement” treatment of their outstanding equity awards, which would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. In addition, Mr. Daly is eligible for full vesting of his performance-based RSU awards upon termination because he has reached age 65.

(3)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service after age 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Gokey is 90% vested in his SORP benefits, but based on his age, he would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2020 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.96% discount rate.

(4)	Based on age and service, Mr. Schifellite and Mr. Gokey are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouse reach age 65. Actuarial values are calculated as of June 30, 2020 (measurement date for the last fiscal year) and are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.10% discount rate.

BROADRIDGE 2020 PROXY STATEMENT	89

Executive Compensation

Payments upon Other Termination of Employment Scenarios

The following table sets forth the payments which each of our Named Executive Officers would have received under various other termination scenarios under arrangements in effect on June 30, 2020.

All equity grants are governed by equity agreements, which provide for accelerated or continued vesting of outstanding awards for other termination of employment scenarios.

In the case of Death or Permanent Disability, all unvested stock options vest in full and unvested performance-based RSUs vest at target if termination occurs prior to the end of the performance period and based on actual performance if termination occurs after the end of the performance period and prior to the vesting date.

In the case of a Voluntary Termination or Involuntary Termination with Cause, all unvested equity is forfeited.

In the case of Retirement, awards would continue to vest for a period of time on the original vesting dates. For this purpose, “retirement” is defined as termination of employment for any reason other than “cause” for employees age 65 and over, and involuntary termination of employment without “cause” for employees age 60 and over. Stock options continue to vest and are exercisable for a period of 36 months following a retirement. In the case of performance-based RSUs, if retirement occurs prior to the end of the performance period, the award will vest on the original vesting date based on actual performance pro-rated for the period worked during the performance period, and if retirement occurs after the end of the performance period, the award will vest on the original vesting date based on actual performance for the entire performance period.

Name / Form of Compensation	Death	Disability	Voluntary Termination or Involuntary Termination with Cause	Retirement
Timothy C. Gokey
Cash	—	—	—	—
Vesting of Equity Awards(1)	9,951,435	$ 9,951,435	—	—
SORP(2)	1,855,684	$ 5,800,929	$ 3,711,368	$ 3,711,368
Health Coverage(3)	—	$ 203,000	$ 203,000	$ 203,000
Total	$ 11,807,119	$ 15,955,364	$ 3,914,368	$ 3,914,368
James M. Young
Cash	—	—	—	—
Vesting of Equity Awards(1)	$ 4,422,838	$ 4,422,838	—	—
Total	$ 4,422,838	$ 4,422,838	—	—
Richard J. Daly
Cash	—	—	—	—
Vesting of Equity Awards(1)	$ 13,236,800	$ 13,236,800	—	$ 13,792,589
SORP(2)	$ 8,210,074	$ 16,420,149	$ 16,420,149	$ 16,420,149
Total	$ 21,446,874	$ 29,656,949	$ 16,420,149	$ 30,212,738
Christopher J. Perry
Cash	—	—	—	—
Vesting of Equity Awards(1)	$ 2,267,062	$ 2,267,062	—	—
Total	$ 2,267,062	$ 2,267,062	—	—
Robert Schifellite
Cash	—	—	—	—
Vesting of Equity Awards(1)	$ 3,046,459	$ 3,046,459	—	$ 2,767,107
SORP(2)	$ 3,476,406	$ 8,301,864	$ 6,952,811	$ 6,952,811
Health Coverage(3)	—	$ 125,000	$ 125,000	$ 125,000
Total	$ 6,522,865	$ 11,473,323	$ 7,077,811	$ 9,844,918

90	BROADRIDGE 2020 PROXY STATEMENT

Executive Compensation

(1)	Represents the aggregate value of all unvested stock options and performance-based RSUs with accelerated vesting upon termination based on the closing price of our Common Stock on the last trading day of fiscal year 2020 of $126.19 per share.

For a termination due to Retirement:

•	Mr. Daly is eligible for retirement treatment of all of his outstanding awards because he is over age 65. Mr. Daly’s performance-based RSU awards granted in 2017 and 2018 will vest in full regardless of termination reason (unless for cause) as per the terms of the award agreements.

•	Mr. Schifellite would not qualify for retirement treatment of his awards if he were to voluntarily terminate employment or if the Company terminated his employment with “cause,” but he would qualify for retirement treatment on his awards if the Company involuntarily terminated his employment without “cause.”

(2)	Mr. Daly is 100% vested in his SORP benefit and based on his age, he would commence receiving annual benefits at termination of employment that are actuarially increased for service after age 65. Mr. Schifellite is 100% vested and would commence receiving annual benefits at termination which would be reduced by an early retirement factor for commencement prior to age 65. Mr. Gokey is 90% vested in his SORP benefits, but based on his age, he would commence receiving annual benefits at age 60. Those benefits would then be reduced by an early retirement factor for commencement prior to age 65. Service credit and actuarial values are calculated as of June 30, 2020 (the SORP’s measurement date for the last fiscal year). Actuarial values are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.96% discount rate.

(3)	Based on age and service, Mr. Schifellite and Mr. Gokey are eligible for executive retiree medical benefits under the Executive Retiree Health Insurance Plan upon termination of employment with the Company until they and their spouse reach age 65. Actuarial values are calculated as of June 30, 2020 (measurement date for the last fiscal year) and are based on the SOA PRI-2012 retiree white-collar mortality tables, with generational mortality improvement projection scale MP-2019, and a 2.10% discount rate.

CEO Pay Ratio

In accordance with SEC rules, we are providing the following information about the relationship between the annual total compensation of our median compensated employee and the annual total compensation of our CEO. The SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

•	The 2020 annual total compensation of Mr. Gokey was $9,164,315, which was determined by adding the Company’s cost of benefits for Mr. Gokey to the “Total” compensation shown for our CEO in the Summary Compensation table on page 78 of this Proxy Statement.

•	The 2020 annual total compensation of our median compensated employee was $71,994 including the Company’s cost of benefits for the median employee.

•	Accordingly, the ratio of Mr. Gokey’s annual total compensation to the annual total compensation of our median compensated employee for fiscal year 2020 was approximately 127 to 1.

The pay ratio was calculated in a manner consistent with Item 402(u) of SEC Regulation S-K and is based upon our reasonable judgment and assumptions.

Calculating the CEO Pay Ratio

Determining our Global Employee Population

To calculate this pay ratio, we determined our median compensated employee by collecting compensation data for all 12,035 Broadridge employees, excluding employees in countries that, in the aggregate, comprise less than five percent of our global employee population (considered “de minimis” under SEC rules).

•	Applying the de minimis exemption, we excluded a total of 553 employees in the following jurisdictions, which constituted all of our employees in each referenced jurisdiction: Australia (25), Belgium (3), Czechia (20), France (1), Germany (41), Hong Kong (31), Ireland (147), Israel (17), Japan (47), The Netherlands (8), Poland (36), Russia (138), and Singapore (39).

•	We also excluded from this population independent contractors and temporary workers who are paid through a third party.

BROADRIDGE 2020 PROXY STATEMENT	91

Executive Compensation

In total, we collected compensation data for employees in four countries, comprising over 95% of our global employee population. These four countries are: the U.S., Canada, United Kingdom, and India. Our calculation was comprised of a population of 11,481 globally (after excluding the 553 non-U.S. employees described above), of which 6,568 were in the U.S. and 4,914 were located outside the U.S.

Determining the Median Compensated Employee

To identify our median compensated employee, we used total cash compensation and employer cost for health benefits as our compensation measure, which, for these purposes, included base salary, cash incentive payments, cash commissions and other similar payments, as well as the estimated employer cost for health benefits for those participating in our benefit programs. We determined the median compensated employee from our active, global employee population as described above as of April 30, 2020, using total cash compensation earned and paid from May 1, 2019 through April 30, 2020. We annualized total cash compensation for permanent employees hired during the period and did not make any cost-of-living adjustments. In addition, we used the estimated employer health benefits cost for the month of April 2020 and annualized for all participating employees. Any compensation paid in a foreign currency was converted to U.S. Dollars using a 12-month average through April 30, 2020.

Our “median compensated employee” is an individual who earned total cash compensation and health benefits at the midpoint, that is, the point at which half of the global employee population earned more total cash compensation and benefits and half of the global employee population earned less total cash compensation and health benefits.

Calculating the Pay Ratio

After identifying the median compensated employee, we calculated the annual total compensation for this employee and Mr. Gokey in the same manner as the “Total” compensation shown for our CEO in the Summary Compensation table on page 78 of this Proxy Statement and included the Company’s cost of benefits for each one because both participated in the benefit plans in fiscal year 2020.

Equity Compensation Plan Information

The following table sets forth certain information related to the Company’s equity compensation plans as of June 30, 2020.

PLAN CATEGORY	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders(1)	3,770,787(2)	$74.97	8,418,652(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,770,787	$74.97	8,418,652

(1)	The 2018 Omnibus Plan.

(2)	This amount consists of stock options which have an average remaining term as of June 30, 2019 of 6.44 years. This amount does not include outstanding unvested awards of: (i) 699,998 time-based RSUs; and (ii) 251,596 performance-based RSUs.

(3)	These shares can be issued as stock options, stock appreciation rights, restricted stock, RSUs and performance share or stock bonus awards under the 2018 Omnibus Plan.

92	BROADRIDGE 2020 PROXY STATEMENT

Report of the Audit Committee

The Audit Committee reports as follows:

The Company’s management has the primary responsibility for the Company’s financial statements and the reporting process, including disclosure controls and the system of internal control over financial reporting. The Audit Committee, in its oversight role has:

•	Reviewed and discussed the annual audited financial statements as of and for the fiscal year ended June 30, 2020 with management;

•	Discussed with the Company’s internal auditors and independent registered public accountants the overall scope of, and plans for, their respective audits and has met with the internal auditors and independent registered public accountants, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented;

•	Received from the independent registered public accountants written disclosures and the letter regarding the independence of the independent registered public accountants required by the PCAOB, and has discussed with the independent registered accountants their independence from the Company and its management;

•	An established charter outlining the practices it follows. The Audit Committee’s charter is available on the Company’s Investor Relations website at www.broadridge-ir.com under the heading “Governance;” and

•	Procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accountants. The Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee Chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent registered public accountants are required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table on page 95 of this Proxy Statement were authorized and approved by the Audit Committee in compliance with the pre-approval procedures described herein.

Based on the Audit Committee’s review and discussions with management and the Company’s independent registered public accountants as described in this report, the Audit Committee recommended to the Board of Directors that the audited Consolidated Financial Statements as of and for the fiscal year ended June 30, 2020, be included in the 2020 Form 10-K.

Audit Committee of the Board of Directors

Pamela L. Carter, Chair
Robert N. Duelks
Brett A. Keller
Maura A. Markus
Thomas J. Perna
Alan J. Weber
Amit K. Zavery

BROADRIDGE 2020 PROXY STATEMENT	93

Proposal 3—Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accountants for the Company and its subsidiaries for the fiscal year ending June 30, 2021.

In determining whether to reappoint Deloitte & Touche LLP as the independent registered public accountants for the upcoming fiscal year, the Audit Committee considered several factors including:

•	The performance of Deloitte & Touche LLP as the Company’s independent auditors since its retention when Broadridge became an independent public company in 2007, including the extent and quality of Deloitte and Touche LLP’s communications with the Audit Committee, and feedback from management regarding Deloitte and Touche LLP’s overall performance;

•	Deloitte & Touche LLP’s independence with respect to the services to be performed;

•	Deloitte & Touche LLP’s general reputation for adherence to professional auditing standards;

•	Deloitte & Touche LLP’s knowledge and expertise in handling the complexity of Broadridge’s global operations within its industry; and

•	Deloitte and Touche LLP’s tenure as the independent registered public accountants for the Company and its subsidiaries which has contributed to higher audit quality due to the auditor’s deep understanding of Broadridge’s business, accounting policies and practices, and internal control over financial reporting.

The Audit Committee also confirms compliance with the partner rotation rules applicable to independent registered public accountants.

94	BROADRIDGE 2020 PROXY STATEMENT

Proposal 3—Ratification of Appointment of Independent Registered Public Accountants

Fees for Services Provided by Independent Registered Public Accountants

Set forth below are the fees paid by the Company to its independent registered public accountants, Deloitte & Touche LLP, for the fiscal periods indicated. The Audit Committee believes that these expenditures are compatible with maintaining the independence of the Company’s registered public accountants. The Audit Committee pre-approved all such audit and non-audit services performed by our independent registered public accountants during the fiscal years ended June 30, 2020 and 2019.

Type of Fees ($ in thousands)	Fiscal Years Ended June 30,
	2020	2019
Audit Fees(1)	$5,028	$4,582
Audit-Related Fees(2)	$4,198	$4,429
Tax Fees(3)	$ 523	$ 352
All Other Fees(4)	—	—
Total Fees(5)	$9,750	$9,362

(1)	Audit Fees include professional services and expenses with respect to the audits of the fiscal years 2020 and 2019 Consolidated Financial Statements, respectively, as well as the audit of the Company’s internal control over financial reporting, the reviews of financial statements included in its quarterly reports on Form 10-Q, and services in connection with statutory and regulatory filings (including those statutory audits performed on the Company’s operations located outside of the U.S.).

(2)	Audit-Related Fees include professional services performed for our clients’ benefit on the design and/or effectiveness of the Company’s internal controls relative to the services the Company performs for its clients, and reviews of compliance with performance criteria established by the Company for the services the Company performs for its clients.

(3)	Tax Fees include general tax services such as consulting on various tax projects or tax audits, preparing certain tax analyses and information reports included in various income tax return filings as well as filing with both the U.S. and Canadian tax authorities the intercompany cross border documentation requirements as part of the U.S. and Canada advance pricing agreement.

(4)	All Other Fees include any fees not included in the Audit, Audit-Related, or Tax Fees categories.

(5)	Amounts may not sum due to rounding.

The Audit Committee believes that the continued retention of Deloitte & Touche LLP as our independent registered public accountants is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of Deloitte and Touche LLP as our independent registered public accountants for the fiscal year ended 2021. Stockholder ratification is not required by the By-laws or otherwise, but as a matter of good corporate governance practice, the Board has decided to ascertain the position of our stockholders on the appointment at the Annual Meeting. If our stockholders fail to ratify the selection, the Audit Committee may reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and our stockholders.

BROADRIDGE 2020 PROXY STATEMENT	95

Proposal 3—Ratification of Appointment of Independent Registered Public Accountants

Representatives of Deloitte & Touche LLP are expected to attend the 2020 Annual Meeting, with an opportunity to make a statement should they choose to do so, and to be available to respond to questions.

Required Vote

The proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accountants will require the affirmative vote of a majority of the votes cast at the 2020 Annual Meeting, in person or by proxy, and entitled to vote, provided that a quorum is present. Abstentions will be included in determining whether a quorum is present. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers have discretionary voting power with respect to this proposal.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR the Proposal to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants to Audit the Company’s Consolidated Financial Statements for the Fiscal Year Ending June 30, 2021

96	BROADRIDGE 2020 PROXY STATEMENT

Proposal 4—Stockholder Proposal on Political Disclosures

James McRitchie, whose address is 9295 Yorkship Court, Elk Grove, California 95758, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. McRitchie has indicated that he holds 50 shares of Broadridge common stock and has delegated John Chevedden to act as his agent regarding this stockholder proposal, including its presentation at the Annual Meeting. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.

The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all of those assertions.

The Board Recommends a Vote Against Stockholder Proposal 4 based on the reasons set forth in Broadridge’s Statement in Opposition following the stockholder proposal.

JAMES MCRITCHIE’S PROPOSAL AND SUPPORTING STATEMENT (AS RECEIVED)

Proposal 4—Political Disclosures

Resolved: Shareholders of Broadridge Financial Solutions Inc. ("Broadridge" or "Company") hereby request that our Company provide a report, updated semiannually, disclosing the Company's:

1.	Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.	The identity of the recipient as well as the amount paid to each; and

b.	The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company's website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement: As long-term shareholders of Broadridge, we support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, "[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages."

Relying on available data does not provide a complete picture of the Company's electoral spending. For example, payments to trade associations that may be used for election-related activities are undisclosed and unknown. This proposal asks the Broadridge to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including Salesforce.com Inc., Microsoft Corp., and Electronic Arts, Inc., which present this information on their websites.

BROADRIDGE 2020 PROXY STATEMENT	97

Proposal 4—Stockholder Proposal on Political Disclosures

Proposals on this topic at Alliant Energy and Cognizant Technology Solutions passed last year, despite board opposition. This year, shareholders of Centene Corporation, J.B. Hunt Transport Services, and Western Union have also passed similar proposals. The Company's Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections. We urge your support for this critical governance reform.

Increase Long-Term Shareholder Value
Vote for Political Disclosures—Proposal 4

BROADRIDGE’S STATEMENT OF OPPOSITION

The Board has considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

As a global financial technology leader, Broadridge operates within the securities and financial services industries and is subject to multiple regulatory regimes, either directly or indirectly through our clients. As such, we believe that it is important to understand and engage in the public policy-making process, which we do so subject always to our corporate governance and business goals and in full compliance with all applicable laws, including disclosure requirements. While the Board is supportive of many of the objectives expressed in the stockholder proposal, the imposition of the reporting process requested by the proposal is unnecessary given our current policies and procedures governing political contributions and our minimal levels of spending in this area. Further, adopting such a reporting regime would subject the Company to a different standard than our competitors, which could have negative consequences for the Company. Because of this and the other reasons specified below, the Board of Directors believes this stockholder proposal is unnecessary and not in the best interest of the Company or its stockholders. The Board of Directors therefore unanimously recommends voting against this proposal.

Political contributions are already subject to regulation and disclosure. Political contributions made by Broadridge and its subsidiaries are already subject to federal, state and local regulation, which, unlike the stockholder-requested report, applies equally to all participants (and not just our Company). We comply fully with all such regulations and required contribution information can already be found on various state and federal websites. Further, federal law prohibits corporations from contributing corporate treasury funds to federal candidates or federal campaign committees—accordingly, we do not make any such contributions.

We maintain a political action committee funded by contributions by eligible employees and directors (“Eligible Contributors”) (not corporate contributions). The Broadridge PAC provides Eligible Contributors with an opportunity to join together to participate in the democratic process by collecting and distributing funds to support candidates, political parties, and political committees. The Broadridge PAC is bipartisan. Under federal law, all political action committee contributions are required to be publicly disclosed. The Broadridge PAC has only received funds beginning in 2020 and has only received approximately $137,500 in contributions through June 30, 2020. A description of all of the contribution history of the Broadridge PAC is publicly available on the Federal Election Commission website at: www.fec.gov/data/committee/C00478107.

We have historically made an extremely limited number of political contributions, where such contributions are permitted by law. Broadridge and its subsidiaries do not typically make political contributions. Over the past several years, political contributions made by Broadridge and its subsidiaries have been de minimis (less than $20,000 of our $3.9 billion in total operating expenses in fiscal year 2020). Broadridge and its subsidiaries have made no political contributions in 2020. Given the small amount of political contributions reflecting fairly minimal activities and the existing disclosure requirements, we believe the report requested by the stockholder proposal is unnecessary.

98	BROADRIDGE 2020 PROXY STATEMENT

Proposal 4—Stockholder Proposal on Political Disclosures

Company policy and Board monitoring activities already provide for oversight of political contributions. In addition to the disclosures required by federal, state and local laws, our Political Contributions Policy, adopted by our Board of Directors this year, codifies our policy that no Company resources, including the use of Company premises, equipment or property or Company funds may be contributed (in cash or in-kind) to any federal political candidate, political committee (other than for the administrative and solicitation expenses of the Broadridge PAC, as permitted by law), political party, state ballot measure committee or to any other organization for the purpose of attempting to influence elections or ballot measures.

Also, our Political Contributions Policy provides that we do not contribute to Internal Revenue Code section 501(c)(4) social welfare organizations.

On the state and local level, our Political Contributions Policy and our Code of Conduct mandate that Company funds may not be given directly to political candidates without the prior approval of the CEO, or, in his absence, the General Counsel.

Additionally, the Board of Directors receives updates on any political activities or contributions from time to time, but no less than annually. In addition to the adoption of a formal Political Contributions Policy, we have added disclosure regarding our political activities and contributions on our website that will be updated annually. We believe that the Company’s current policy, oversight process and enhanced Company disclosures provide the necessary accountability to ensure that the Company’s political activities are conducted in the best interest of the Company and its stockholders.

Participation in trade associations is for non-political purposes. We participate in trade associations because we believe their expertise and their insights on industry issues and trends to be important and necessary to the success of our business. Although we do not join trade associations to advance any political purposes, these associations may participate in the political process from time to time. We do not control or seek to influence their political activity in any way. While we may advise trade associations of our views on particular subjects, they are independent organizations that represent the interests of all their members, who may have divergent views and interests. Our membership does not represent our agreement with the positions, views or objectives of the trade associations or of other members, although we closely monitor the appropriateness and effectiveness of the political activities undertaken by the most significant trade associations of which we are a member. Additionally, we do not control how trade associations direct any expenditures, and in many cases, are not even aware that such expenditures are made.

Notwithstanding the foregoing, the Company intends to disclose the amount of payments to trade associations on an annual basis as part of its ESG reporting at www.broadridge.com/about/governance. Our average aggregate expenditures on trade association membership dues and non-dues contributions were typically less than 0.05% of our total operating expenses in the past three fiscal years.

In summary, we believe that the Company’s procedures regarding its participation in the political process (including Board oversight of such participation), its commitment to full compliance with the existing legal requirements and its Political Contributions Policy, and the disclosure provided on its political activities on its website that will be updated annually appropriately address the concerns cited in the stockholder proposal, especially given the de minimis nature of the Company’s political contributions. We do not believe that implementing the report requested by the proposal would increase stockholder value or provide stockholders with any materially meaningful information than is already available. For the foregoing reasons, the Board of Directors believes this stockholder proposal is unnecessary and not in the best interest of the Company or its stockholders. The Board of Directors therefore unanimously recommends voting against this proposal.

BROADRIDGE 2020 PROXY STATEMENT	99

Proposal 4—Stockholder Proposal on Political Disclosures

Required Vote

The affirmative vote of a majority of votes cast at the 2020 Annual Meeting, in person or by proxy, and entitled to be voted on this proposal at the Annual Meeting is required for approval of the proposal, provided that a quorum is present. Abstentions and broker non-votes will be included in determining whether there is a quorum. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Pursuant to NYSE regulations, brokers do not have discretionary voting power with respect to this proposal, and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote AGAINST the Stockholder Proposal on Political Disclosures

100	BROADRIDGE 2020 PROXY STATEMENT

Submission of Stockholder Proposals and Director Nominations

Proposals to be Included in 2021 Proxy Statement

Any stockholder who desires to have a proposal considered for presentation at the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and included in the proxy statement and form of proxy used in connection with our 2021 Annual Meeting, must submit the proposal in writing via mail or email to our Secretary so that it is received no later than May 28, 2021. The proposal must also comply with the requirements of Rule 14a-8 under the Exchange Act.

Proxy Access Nominations to be Included in 2021 Proxy Statement

Any stockholder (or group of up to 50 stockholders) meeting the Company’s continuous ownership requirements of three percent or more of the outstanding shares of Common Stock for at least three years who wishes to nominate a candidate or candidates for election in connection with our 2021 Annual Meeting and require the Company to include such nominees in the proxy statement and form of proxy, must submit such nomination and request no earlier than June 22, 2021 and no later than July 22, 2021.

However, if we do not hold our 2021 Annual Meeting between October 20, 2021 and December 19, 2021, or if we do not hold our 2021 Annual Meeting, notice of any director nomination must be delivered (i) not earlier than 130 days and not later than 90 days prior to our 2021 Annual Meeting, or (ii) no later than 10 days after the date we provide notice of the 2021 Annual Meeting to stockholders by mail or announce it publicly.

Nominations or Proposals Not Included in 2021 Proxy Statement

If a stockholder seeks to nominate a candidate for election or to propose business for consideration at our 2021 Annual Meeting but not have it included in our proxy statement for the 2021 Annual Meeting, we must receive notice of the proposal or director nomination no earlier than June 22, 2021 and no later than July 22, 2021.

However, if we do not hold our 2021 Annual Meeting between October 20, 2021 and December 19, 2021, or if we do not hold our 2021 Annual Meeting, notice of any proposal or director nomination must be delivered (i) not earlier than 130 days and not later than 90 days prior to our 2021 Annual Meeting, or (ii) no later than 10 days after the date we provide notice of the 2021 Annual Meeting to stockholders by mail or announce it publicly.

If we hold a special meeting of stockholders to elect directors, we must receive a stockholder’s notice of intention to introduce a nomination not less than the later of (i) 90 days nor more than 130 days prior to the special meeting, or (ii) 10 days after the date we provide notice of the special meeting to stockholders or announce it publicly.

Our By-laws contain provisions on the process by which a stockholder may nominate a director candidate, including the information required to be included in the notice of proposed nomination. If the notice is not received between these dates or does not satisfy the additional notice requirements, the notice will be considered untimely and will not be acted upon at our 2021 Annual Meeting.

Proxies solicited by the Board of Directors for the 2021 Annual Meeting may give discretionary authority to vote on any untimely stockholder proposal or director nomination without express direction from stockholders giving such proxies.

Proposals, nominations and notices should be directed to the attention of the Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042 or by emailing our Secretary at maria.allen@broadridge.com.

BROADRIDGE 2020 PROXY STATEMENT	101

About the Annual Meeting and These Proxy Materials

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

PROPOSAL 1	Election of 10 nominees to the Board of Directors to serve until the 2021 Annual Meeting and until their successors are duly elected and qualified	Page 13
PROPOSAL 2	Advisory vote to approve the compensation of our Named Executive Officers	Page 49
PROPOSAL 3	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2021	Page 94
PROPOSAL 4	Stockholder Proposal on Political Disclosures	Page 97

In addition, the Board may transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

We do not expect any other items of business to be brought before the Annual Meeting because the deadlines for stockholder proposals and director nominations have already passed. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to the persons named on the proxy card to vote your shares with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote the proxy in accordance with their best judgment.

When will the Annual Meeting take place?

The 2020 Annual Meeting will take place on Thursday, November 19, 2020, at 9:00 a.m. Eastern Time.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. You will be able to attend online, vote, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20.

Why a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.

What if I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the meeting, please call toll free: 1-855-449-0991, or if calling internationally, please call: 1-720-378-5962.

Who may vote at the Annual Meeting?

Holders of our Common Stock at the close of business on September 24, 2020 (the “Record Date”) may vote at the Annual Meeting. We refer to the holders of our Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date.

Stockholders at the close of business on the Record Date may examine a list of all stockholders as of the Record Date for any purpose germane to the Annual Meeting for 10 days preceding the Annual Meeting, at our offices at 5 Dakota Drive, Lake Success, New York 11042 and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/BR20 when you enter the Control Number we have provided to you. Dissenters’ rights are not applicable to any of the matters being voted upon at the 2020 Annual Meeting.

102	BROADRIDGE 2020 PROXY STATEMENT

About the Annual Meeting and These Proxy Materials

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record or registered stockholder if, at the close of business on the Record Date, your shares were registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our transfer agent.

Beneficial Owner. You are a beneficial owner, if at the close of business on the Record Date, your shares were held by a brokerage firm, by a bank or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, your broker, bank or nominee will be able to vote your shares with respect to some of the proposals in this Proxy Statement, but not all. Please see the section entitled “What if I submit a proxy, but do not specify how my shares are to be voted?” for additional information.

What do I need to do to attend the virtual Annual Meeting?

Broadridge will be hosting the Annual Meeting online. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20

•	We encourage you to access the Annual Meeting online prior to its start time

•	The Annual Meeting starts at 9:00 a.m. Eastern Time

•	Stockholders may vote electronically and submit questions online while attending the Annual Meeting

•	Please have the Control Number we have provided to you to join the Annual Meeting

•	Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/BR20

•	Questions regarding how to attend and participate in the Annual Meeting will be answered by calling 1-855-449-0991 on the day of the Annual Meeting

•	A replay of the Annual Meeting will be available on our website through November 18, 2021

If I am unable to attend the virtual Annual Meeting, can I listen to the Annual Meeting by telephone?

Yes. Stockholders unable to access the Annual Meeting online will be able to call 1-877-328-2502 and listen to the Annual Meeting if they provide their Control Number. Although stockholders accessing the Annual Meeting by telephone will be able to listen to the Annual Meeting and may ask questions during the Annual Meeting, you will not be considered present at the Annual Meeting and will not be able to vote unless you also attend the Annual Meeting online.

Why did I receive a Notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of printed proxy materials?

Under rules adopted by the SEC, we are making this Proxy Statement available to our stockholders primarily through the Internet (“Notice and Access”). On or about October 6, 2020, we will mail the Notice regarding the Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders of our Common Stock at the close of business on the Record Date, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice of Internet Availability contains instructions on how to access an electronic copy of our proxy materials, including this 2020 Proxy Statement and our 2020 Annual Report to Stockholders. The Notice of Internet Availability also contains instructions on how to request a paper copy of the proxy materials. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

BROADRIDGE 2020 PROXY STATEMENT	103

About the Annual Meeting and These Proxy Materials

Can I vote my shares by filling out and returning the Notice regarding the Internet Availability of Proxy Materials?

No. The Notice of Internet Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice and returning it. The Notice of Internet Availability provides instructions on how to cast your vote. For additional information, please see the section entitled “How do I vote my shares and what are the voting deadlines?”

Why didn’t I receive a Notice of Internet Availability in the mail regarding the Internet Availability of the Proxy Materials?

We are providing some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice of Internet Availability. In addition, we are providing the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Can I choose to receive future proxy materials by e-mail?

Yes. If you receive your proxy materials by mail, we encourage you to elect to receive future copies of proxy statements and annual reports by e-mail. To enroll in the online program, go to https://enroll.icsdelivery.com/BR and follow the enrollment instructions that apply depending on whether you are a stockholder of record (or registered stockholder) or beneficial owner of Common Stock. Upon completion of enrollment, you will receive an e-mail confirming the election to use the electronic delivery services. The enrollment in the online program will remain in effect for as long as your account is active or until enrollment is cancelled. Enrolling to receive proxy materials online will save Broadridge the cost of printing and mailing documents, as well as help preserve our natural resources.

How do I vote my shares and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

By Internet Before the Meeting Date: Go to www.proxyvote.com/BR and vote until 11:59 p.m. Eastern Time on November 18, 2020. Have your proxy card in hand when you access the website and follow the instructions on the website.

By Telephone: Call 1-800-690-6903 to vote by telephone until 11:59 p.m. Eastern Time on November 18, 2020. Have your proxy card in hand when you call and then follow the instructions.

By Mail: If you received paper copies in the mail of the proxy materials and proxy card, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

By Internet During the Annual Meeting: You may attend the Annual Meeting on Thursday, November 19, 2020, at 9:00 a.m. Eastern Time by visiting www.virtualshareholdermeeting.com/BR20 and you can vote during the Annual Meeting using the Control Number we have provided to you.

104	BROADRIDGE 2020 PROXY STATEMENT

About the Annual Meeting and These Proxy Materials

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote by Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners. If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability or voting instructions from the broker, bank or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability or the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your shares. Notice and Access delivery of the proxy materials, and Internet and/or telephone voting, also will be offered to stockholders owning shares through most banks and brokers.

You may also attend the Annual Meeting on Thursday, November 19, 2020, at 9:00 a.m. Eastern Time by visiting www.virtualshareholdermeeting.com/BR20 and vote during the Annual Meeting.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your vote at any time before the final vote at the Annual Meeting by:

•	Signing and returning a new proxy card with a later date

•	Submitting a later-dated vote by telephone or Internet at www.proxyvote.com/BR, because only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on November 18, 2020 will be counted

•	Delivering a timely written revocation to our Company’s Secretary at Broadridge Financial Solutions, Inc., 5 Dakota Drive, Lake Success, New York 11042 or emailing our Secretary at maria.allen@broadridge.com, before the Annual Meeting

•	Attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20 and voting again

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow its instructions for changing your vote. Alternatively, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/BR20 and vote again.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by telephone or mail, or through the Internet before or during the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or nominee may exercise its discretion to vote on some proposals at the Annual Meeting, but not all. Under the rules of the NYSE, your broker, bank or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2 and 4. However, your broker, bank or nominee does have discretion to vote your shares on routine matters such as Proposal 3.

What if I submit a proxy, but do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy card, but you do not provide voting instructions on the card, your shares will be voted:

•	FOR the election of the 10 directors nominated by our Board of Directors and named in this Proxy Statement

•	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (the Say on Pay Vote)

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending June 30, 2021

•	AGAINST the Stockholder proposal on political disclosures

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting

BROADRIDGE 2020 PROXY STATEMENT	105

About the Annual Meeting and These Proxy Materials

Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker, bank or nominee will determine if it has the discretionary authority to vote on your behalf. Under the NYSE’s rules, brokers and nominees have the discretion to vote on routine matters such as Proposal 3, but do not have discretion to vote on non-routine matters such as Proposals 1, 2 and 4. Therefore, if you do not provide voting instructions to your broker, bank or nominee, your broker, bank or nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted as votes cast at the Annual Meeting. Therefore, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date is represented at the Annual Meeting either in person or by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting. On September 24, 2020 there were 115,496,700 shares of Common Stock outstanding and entitled to vote (excluding 38,964,427 treasury shares not entitled to vote).

Your shares will be counted towards the quorum if you vote by mail, by telephone, or through the Internet either before or during the Annual Meeting. Abstentions and broker non-votes also will count towards the quorum requirement. If a quorum is not met, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

Can I confirm that my vote was cast in accordance with my instructions?

Stockholders of Record. Our stockholders have the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation is consistent with our commitment to sound corporate governance standards and an important means to increase transparency. Vote confirmation is available 24 hours after your vote is received beginning on November 4, 2020, with the final vote tabulation available through January 19, 2021. You may confirm your vote whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com/BR using the Control Number we have provided to you and receive confirmation on how your vote was cast.

Beneficial Owners. If you hold your shares through a brokerage account, bank or other nominee, the ability to confirm your vote may be affected by the rules of your bank, broker or nominee and the confirmation will not confirm whether your bank, broker or nominee allocated the correct number of shares to you.

Is my vote confidential?

Yes. All votes remain confidential, unless you provide otherwise.

106	BROADRIDGE 2020 PROXY STATEMENT

About the Annual Meeting and These Proxy Materials

What is householding?

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Common Stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you are a stockholder of record and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095, and we will cease householding all such documents within 30 days.

If you are a beneficial owner, information regarding householding of proxy materials should have been forwarded to you by your bank, broker or nominee.

However, please note that if you want to receive a paper proxy card or vote instruction form or other proxy materials for purposes of the 2020 Annual Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you.

Who will count the votes?

We have retained independent inspectors of election who will count the shares voted including shares voted during the Annual Meeting and will certify the election results.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.

Who is paying for the costs of this proxy solicitation?

Your proxy is being solicited by and on behalf of the Board of Directors. The expense of preparing, printing and providing this proxy solicitation will be borne by the Company. The Company has retained Innisfree M&A Incorporated to assist with the solicitation of proxies for a fee estimated not to exceed $20,000 plus reimbursement of reasonable out-of-pocket expenses. Also, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation. In accordance with the regulations of the SEC, banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

Copies of the proxy materials will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

BROADRIDGE 2020 PROXY STATEMENT	107

Broadridge®

BROADRIDGE FINANCIAL SOLUTIONS, INC.
5 DAKOTA DRIVE, LAKE SUCCESS, NY 11042
+1 516 472 5400

BROADRIDGE.COM

© 2020 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

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Paper from responsible sources
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Broadridge®

SCAN TO VIEW MATERIALS & VOTE

BROADRIDGE FINANCIAL SOLUTIONS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET THROUGH COMPUTER OR MOBILE DEVICE BEFORE THE MEETING DATE- www.proxyvote.com/BR or scan the QR code above
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on Thursday, November 19, 2020, via the ProxyVote Confirmation link at **www.proxyvote.com/BR** by entering the information that is printed in the box marked by the arrow →XXXX XXXX XXXX XXXX and following the instructions on the website. Vote Confirmation is available 24 hours after your vote is received beginning November 4, 2020 with the final vote tabulation available through January 19, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24337-P43973 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(1) **Election of ten nominees for membership on the Company's Board of Directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified**

Nominees:	For	Against	Abstain
1a. Leslie A. Brun	☐	☐	☐
1b. Pamela L. Carter	☐	☐	☐
1c. Richard J. Daly	☐	☐	☐
1d. Robert N. Duelks	☐	☐	☐
1e. Timothy C. Gokey	☐	☐	☐
1f. Brett A. Keller	☐	☐	☐
1g. Maura A. Markus	☐	☐	☐
1h. Thomas J. Perna	☐	☐	☐
1i. Alan J. Weber	☐	☐	☐
1j. Amit K. Zavery	☐	☐	☐

The Board of Directors recommends a vote AGAINST the following proposal:	For	Against	Abstain
(4) **Stockholder Proposal on Political Contributions.**	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

October 6, 2020

Dear Stockholder:

It is important that shares are voted. Please specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by the Internet or telephone, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, shares will be voted in accordance with the recommendation of the Company's Board of Directors.

We will discuss the business of the Company during the meeting. I welcome your comments and suggestions and we will provide time during the meeting for questions submitted by stockholders via the Internet. I am very much looking forward to our 2020 Annual Meeting of Stockholders.

Sincerely,

Timothy C. Gokey
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and 2020 Annual Report are available at **www.proxyvote.com/BR**.

D24338-P43973

Broadridge®

Proxy

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the meeting date will be voted as marked and, if not marked, will be voted FOR (1) the election of the nominees listed in the accompanying Proxy Statement, FOR proposals (2) and (3), AGAINST proposal (4), and as determined by the appointed attorneys or proxies with respect to other matters that may properly come before the meeting.

The undersigned hereby appoints Timothy C. Gokey and Adam D. Amsterdam, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2020 Annual Meeting of Stockholders of Broadridge Financial Solutions, Inc., to be held via the Internet at **www.virtualshareholdermeeting.com/BR20** on Thursday, November 19, 2020, at 9:00 A.M. Eastern Time, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

If shares of Broadridge Financial Solutions, Inc. common stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Broadridge Financial Solutions, Inc. common stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.